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This Amended and Restated Agreement for Systems Operations
Services ("Agreement") is by and between Comdata Network, Inc., a corporation having a place of business at 5301 Maryland Way, Brentwood, Tennessee 37027 ("Comdata"), and Integrated Systems Solutions Corporation, {d/b/a ISSC, Inc.,} a wholly owned subsidiary of International Business Machines Corporation, having its headquarters at 44 South Broadway, White Plains, New York 10601 ("ISSC"). Comdata and ISSC agree that the Agreement for Systems Operations Services dated as of September 6, 1991, including all amendments thereto, is amended and restated in its entirety to read as follows:

Comdata and ISSC agree that the following terms and conditions will apply to services provided by ISSC under this Agreement.
Comdata and ISSC may be referred to individually as a "Party" and collectively as the "Parties."

Table of Contents

Section Title Page

1.0 Background and Objectives

2.0 Definitions, Documents and Term
 2.1 General Definitions
 2.2 Associated Contract Documents
 2.3 Term
 2.4 Renewal and Expiration

3.0 Overview

 3.1 Transition of Services
 3.2 Previously Acquired Assets
 3.3 Acquired Assets
 3.4 Leased Assets and Contracts
 3.5 Software
 3.6 Required Consents
 3.7 Joint Verification
 3.8 Other Obligations
 3.9 Comdata Approvals and Notification

4.0 ISSC Responsibilities
 4.1 ISSC Personnel
 4.2 Standards
 4.3 Efficient Use of Resources
 4.4 Technological Improvements
 4.5 Management and Control
 4.6 Machines
 4.7 Applications Software
 4.8 Data Transmission(Lines/Circuits)
 4.9 Software Services
 4.10 Operations, Support and Maintenance
 4.11 Consolidation and Relocation Services
 4.12 Systems Management
 4.13 Disaster Recovery
 4.14 Production Services
 4.15 Projects
 4.16 DSM Help Desk
 4.17 Audits

5.0 Comdata Responsibilities
 5.1 Project Executive
 5.2 Applications Software
 5.3 Software Services
 5.4 Facilities
 5.5 Support Services
 5.6 Other Responsibilities
 5.7 CHC Guaranty

6.0 Charges and Expenses
 6.1 Annual Services Charge
 6.2 Cost of Living Adjustment
 6.3 Services for Newly Acquired Comdata Affiliates
 6.4 New Services
 6.5 Replacement Services
 6.6 Taxes
 6.7 Services Transfer Assistance
 6.8 Other Expenses and Charges

7.0 Invoicing and Payment
 7.1 Annual Services Charge
 7.2 COLA Invoicing
 7.3 Accountability
 7.4 Other Charges
 7.5 Invoice
 7.6 Proration
 7.7 Refundable
 7.8 Set-Off

8.0 Intellectual Property Rights
 8.1 Ownership of Comdata Product Software
 8.2 Other Materials
 8.3 Assignment of Personnel and Use of Ideas

9.0 Confidentiality/Data Security
 9.1 Confidential Information
 9.2 Obligations
 9.3 Exclusions
 9.4 Protection of Comdata
 9.5 Loss of Confidential Information
 9.6 Limitation

10.0 Termination
 10.1 Termination for Convenience
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 10.2 Termination upon Acquisition
 10.3 Termination for Cause
 10.4 Extension of Services
 10.5 Other Rights Upon Termination

11.0 Liability
 11.1 General Intent
 11.2 Damages
 11.3 Other Remedies

12.0 Warrant
 12.1 Work Standards
 12.2 Maintenance
 12.3 Compliance with Obligations
 12.4 Claims
 12.5 Environmental
 12.6 Bankruptcy
 12.7 Non-Infringement
 12.8 Ownership of Comdata Machines
 12.9 Disclaimer

13.0 Indemnities
 13.1 Indemnity by ISSC
 13.2 Indemnity by Comdata
 13.3 Cross Indemnity and Contribution
 13.4 Indemnification Procedures
 13.5 Subrogation
 13.6 Exclusive Remedy

14.0 Insurance and Risk of Loss
 14.1 Insurance
 14.2 Risk of Loss

15.0 Publicity

16.0 Review Committee and Dispute Resolution
 16.1 Joint Advisory Committee
 16.2 Dispute Resolution
 16.3 Continued Performance

17.0 General
 17.1 Control of Services
 17.2 Right to Perform Services for Others
 17.3 Scope of Services
 17.4 Amendments and Revisions
 17.5 Force Majeure
 17.6 Nonperformance
 17.7 Remarketing
 17.8 Waiver
 17.9 Severability
 17.10 Time Limitations for Action
 17.11 Counterparts
 17.12 Governing Law
 17.13 Binding Nature and Assignment
 17.14 Notices
 17.15 No Third Party Beneficiaries
 17.16 Other Documents
 17.17 Headings

SUPPLEMENT

Annual Services Charge

Termination Charges

Enhancement Baseline

Exhibit 1:  Guaranty

TABLE OF SCHEDULES

Schedule Title

Schedule A Applications Software

Schedule B Systems Software

Schedule C Comdata Machines

Schedule E Support Services, Performance
 Standards and Operational
 Responsibilities

Schedule F Acquired Assets, Leases, Licenses and Contracts

Schedule G Disaster Recovery Services

Schedule H Transition Plan

Schedule I End User Locations

Schedule J ISSC Charges, Measures of Utilization

Schedule K Application Installation Standards

Schedule L Security Procedures

Schedule M DSM Help Desk

Schedule N Projects

Schedule O Affected Employees

Schedule P Maintenance Terms

Schedule Q Claims

Schedule R End User Machines
 Subject to Maintenance

Schedule S Bill of Sale

Schedule T DSM Environment

Schedule U ISSC Machines
 Subject to Baseline
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1.0 Background and Objectives

On September 6, 1991, Comdata and ISSC entered into an Agreement for Systems Operations Services ("Original Agreement") whereby
ISSC assumed responsibility for Comdata's information system operations, certain application operations; systems administration services and systems integration services.

After careful evaluation of ISSC's proposals and other alternatives, Comdata agrees to amend the Agreement for Systems Operations Services revising the scope of the Systems Operations Services being purchased by Comdata from ISSC. This Amended and Restated Agreement for Systems Operations Services supersedes the Original Agreement and all amendments thereto in its entirety and documents the terms and conditions under which Comdata agrees to purchase and ISSC agrees to provide such Services.

2.0 Definitions, Documents and Term

2.1 General Definitions

As used in this Agreement:

a) "Acquired Assets" means those machines, equipment and other goods purchased by ISSC from Comdata. Acquired
Assets are listed in Section F-1 of Schedule F.
b) "AD/M Services" means both applications Development and Applications Maintenance.
c) "Affiliate" means, with respect to a Party, any entity at a time controlling, controlled by or under common control with, such Party. The term "Control" as used in this Agreement shall mean the legal, beneficial or equitable ownership, directly or indirectly. of more than 50% of the aggregate of all voting equity interests in such entity.
d) "Amended Commencement Date" means May 1, 1995.
e) "Annual Services Charge" means the fixed charge to Comdata for ISSC's provision of the Services and includes the quantity of Resource Units set forth under Baselines in the Supplement.
f) "Applications Development" means the programming of:
 1) any new applications software;
 2) regulatory/statutory mandated changes;
 3) version upgrades to Applications Software; and
 4) changes or enhancements to existing Applications
Software and DSM Applications Software.
 Programming effort shall include the pre and post development analysis, technical education, planning, design, coding, unit testing, installation, and programmers' technical documentation.
g) "Applications Maintenance" means:
 1) defect identification and fixes; and
 2) installation of those fixes and updates provided by the Software vendor as part of normal maintenance service for which there is no additional cost to ISSC for the Software specified in Schedules A and T.
h) "Applications Software" means those programs and programming, including all supporting documentation and media, that perform specific user related data processing and telecommunication tasks. Applications Software is listed in Schedule A.
i) "Baseline" means the specified quantity of resources for a resource category included within the Annual Services
Charge, as set forth in the Supplement and Schedule J.
j) "Comdata Data Center" means the Machines and Software located at 5301 Maryland Way, Brentwood, Tennessee (the "Brentwood Facility") and 1421 Champion Drive, Carrollton, Texas {the "Dallas Facility") as of the Amended
Commencement Date and at such other locations as may be established hereafter.
k) "Comdata Machines" means machines, excluding DSM Machines, within the Data Center and Data Network that are owned, leased or rented and retained by Comdata after the Amended Commencement Date and that are used by ISSC so that ISSC may provide the Services. Comdata Machines are listed in Schedule C.
l) "Comdata Network" consists of all machines, lines, cabling, and associated peripheral equipment used to connect the Data Center, via leased lines, common carrier facilities or public-switched networks, to the End User locations, including. but not limited to, controllers, channel extenders, multiplexors, lines, circuits and modems/DSUs, but does not include the ISSC Network
m) "Comdata Product Software" means any software created solely by Comdata before or after the Amended Commencement Date or created on or after the Amended Commencement Date by ISSC or by ISSC and Comdata under this Agreement, including all supporting documentation, media and related materials, that, taken together in its substantial entirety, constitutes a commercial service offered by Comdata in its business, including but not limited to Express Cash, LoadMatcher, MOTRS, and any and all modifications, enhancements, updates, replacements and other derivative works thereof made pursuant to this Agreement, other than software, documentation, and other materials available under other ISSC or non-ISSC agreements.
n) "Commencement Date" means September 6, 1991.
o) "Contracts" means those written contractual arrangements under which Comdata received third party services for which ISSC has undertaken financial and administrative responsibility as of the Commencement Date. Contracts are listed in Section F-3 of Schedule F.
p) "Data Center" means both the ISSC Data Center and the Comdata Data Center. The Data Center does not include the
DSM Environment.
q) The "Data Network" consists of the Comdata Network and the ISSC Network, but shall not include any software, equipment, tines, cabling or associated peripheral equipment relating to the Voice Systems of the voice or telecommunications network. The Data Network does not include the DSM Network.
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r) "DSM" means Distributed Systems Management.
s) "DSM Applications Software" means those programs and programming, including all supporting documentation and media, that perform specific user-related data processing on DSM Machines. DSM Applications Software is listed in Schedule T.
t) "DSM Environment" means a combination of DSM machines, DSM Software, and DSM Network.
u) "DSM Machines" means SUN servers and associated peripherals, and Novell servers and associated peripherals that are owned, leased, or rented and retained by Comdata prior to and after the Amended Commencement Date. DSM
Machines are listed in Schedule T.
v) "DSM Network" means the data network used by End Users to access DSM Machines.
w) "DSM Software" means DSM Systems Software and DSM Applications Software. Comdata will continue to have financial and administrative responsibility for DSM
Software licenses after the Amended Commencement Date. DSM Software is listed in Schedule T.
x) "DSM Systems Software" means those programs and programming, including all supporting documentation and media, that perform tasks basic to the functioning of the DSM Machines. DSM Systems Software is listed in Schedule
T.
y) "Effective Date" means the date both Parties execute and deliver this Agreement.
z) "End User Locations" means those locations in which End User Machines, equipment and associated software are located, which locations are facilities or floors in facilities outside the Data Center.
aa) "End Users" means users of Services within Comdata and its Affiliates.
bb) "End User Machines" means all workstations, terminals, LAN servers, printers and associated peripheral equipment located at End User Locations.
cc) "Enhancements" means support, changes, enhancements, or modifications to Applications Software and DSM Software requested by Comdata or as otherwise required in accordance with ISSC's obligations under this Agreement.
dd) "Intellectual Property Rights" means, collectively, patents, patent applications, copyrights, trade secrets, mask works, industrial design, rights, rights of priority and any other similar intangible rights.
ee) "ISSC Data Center" means the Machines and Software located at 305 TechPark Drive, Suite 113, LaVergne, Tennessee (the "LaVergne Facility") as of the Amended Commencement Date and at such other locations as ISSC may establish hereafter.
ff) "ISSC Machines" means machines within the Data Center and Data Network which are:
 1) Acquired Assets; or
 2) provided by ISSC on or after the Amended Commencement
Date in order to meet its obligations under this Agreement. ISSC Machines which are located at Comdata facilities are listed in Schedule D.
gg) "ISSC Network" means the IBM Model 37XX communications controllers, VRUs, Jupiter protocol converters, network monitoring equipment and associated peripheral equipment, but does not include the Comdata Network, the DSM Network, or End User Machines.
hh) "Leased Assets" means those machines, other equipment and fixed assets leased by Comdata for which ISSC has undertaken financial and administrative responsibility as of the Amended Commencement Date. Leased Assets are listed in Section F-2 of Schedule F.
ii) "Licenses" means those written contractual arrangements under which Comdata received the right to use and maintenance for software products for which ISSC has undertaken financial and administrative responsibility as of the Amended Commencement Date. Licenses are listed in Section F-3 of Schedule F.
jj) "Losses" means all losses, liabilities, damages and claims (including taxes), and all related costs and expenses (including any and all reasonable attorneys' fees and reasonable costs of investigation, litigation, settlement, judgment, interest and penalties).
kk) "Machines" means both Comdata Machines and ISSC Machines.
ll) "Performance Standards" means the service levels and performance responsibilities under which the Services will be provided. The Performance Standards are described in Schedule E and detailed in separate service level agreements.
mm) "Procedures Manual" means the manual describing the operating processes and procedures relating to the performance of the Services.
nn) "Required Consents" means any consents or approvals required for the licensing or transfer of the right to use applicable facilities, space, equipment, Software or third party services to ISSC.
oo) "Software" means Applications Software, Systems Software and DSM Software.
pp) "Systems Operations Services" ("Services") means those functions and applications being transferred from Comdata pursuant to this Agreement, and those additional functions and applications which ISSC agrees to provide to Comdata and its Affiliates pursuant to this Agreement. Such
Services are described in Sections 4, 5, 6.4, 6.5 and the referenced Schedules.
qq) "Systems Software" means those programs and programming, including all supporting documentation and media, that perform tasks basic to the functioning of the data processing and communication equipment and which are required to operate the Applications Software or otherwise support the provision of Services by ISSC. Systems
Software specifically excludes DSM Software. Systems
Software is listed in Schedule B.
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rr) "Voice Systems" means the telephony switches, VMUs, VRUs, and associated controllers, multiplexors and modems under the control and management, as of the Effective Date, of the ISO organization of Comdata, but does not include the Data Network, End User Machines, or any lines or devices comprising a public-switched network.

2.2 Associated Contract Documents

This Agreement also includes:
a) a Supplement ("Supplement") containing the charges, Term, and certain other necessary information; and
b) Schedules A through U which will be updated by the Parties as necessary or appropriate during the Term.

2.3 Term

The term of this amended and restated Agreement will begin as of 12:01 a.m. on the Amended Commencement Date and will end as of 12:00 midnight on April 30, 2005 (the "Term"), unless earlier terminated or extended in accordance with this Agreement.

2.4 Renewal and Expiration

ISSC agrees to notify Comdata whether it desires to renew this Agreement and of the proposed prices and terms to govern such renewal not less than 18 months prior to the expiration of the Term. If ISSC notifies Comdata that it desires to renew this Agreement, Comdata agrees to inform ISSC in writing whether it desires to renew not less than 6 months prior to the expiration of the Term.

If Comdata notifies ISSC that it desires to renew the Agreement, but the Parties are unable to agree upon renewal prices, terms and conditions as of six months prior to the expiration of the Term, this Agreement will be extended for one year in accordance with the then current terms and conditions. If the Parties are unable to reach agreement on renewal during such extension period, this Agreement will expire at the end of such extension period.

3.0 Overview

3.1 Transition of Services

Transition of Services will be defined in Schedule H.

3.2 Previously Acquired Assets

As of the Commencement Date, ISSC agreed to acquire. at the price specified in Schedules F-l, the Acquired Assets. Comdata warrants that it had clear title to Acquired Assets and all associated attachments, features and accessories and transferred the same to ISSC, free of all liens and encumbrances. Comdata also warrants that the Acquired Assets had been maintained in accordance with the applicable manufacturers' maintenance requirements and were performing in satisfactory operating condition.

3.3 Acquired Assets

On the Amended Commencement Date, there will not be a transaction of Acquired Assets. If the Parties mutually agree to a purchase of Acquired Assets after the Amended Commencement Date, the Parties agree:
a) ISSC will purchase the Acquired Assets for the price specified in a Bill of Sale;
b) Comdata will warrant that it has clear title to the Acquired Assets and all associated attachments, features and accessories and will transfer the same to ISSC, free of all liens and encumbrances;
c) Comdata will warrant that all Acquired Assets have been maintained in accordance with applicable manufacturer's maintenance requirements and are in good working order as of the date of the purchase of Acquired Assets; and
d) Comdata will deliver to ISSC, con the date of the purchase of Acquired Assets, a Bill of Sale transferring title to the Acquired Assets. The form of the Bill of Sale is set forth in Schedule S of this Agreement.
e) The Annual Services Charge will be revised based upon the effect of the purchase of Acquired Assets on ISSC's original cost assumptions.

3.4 Leased Assets and Contracts

Subject to Comdata obtaining any Required Consents in accordance with Section 3.6, ISSC shall have financial and administrative responsibility during the Term for all Leased Assets and Contracts listed in Sections F-2 and F-3 of Schedule F, respectively. ISSC shall be responsible for the performance of all obligations of Comdata under the leases governing the Leased Assets and the Contracts, including payment of all related expenses attributable to periods on or after the Commencement Date, to the extent that such obligations were disclosed to ISSC on or before the Commencement Date through receipt by ISSC of a copy of the relevant documents. Comdata warrants that all obligations with respect to such leases and the Contracts accruing prior to or attributable to periods prior to the Commencement Date have been satisfied. Comdata shall, upon the request of ISSC from time to time, with the agreement of Comdata and to the extent permitted by the applicable agreement, terminate any leases or Contracts and ISSC shall reimburse Comdata for any termination charges or penalties. In the event Comdata does not agree to such termination of any leases or contracts, then Comdata shall reimburse ISSC for any increase in costs or lost savings ISSC would incur as a result of such action.

3.5 Software

As of the Amended Commencement Date, Comdata will make the Software available to ISSC for the purpose of providing the Services.
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As of the Amended Commencement Date, ISSC will continue to be responsible for managing the Applications Software Licenses and Systems Software Licenses listed in Section F-3 of Schedule F and for paying all related expenses, including the Applications Software maintenance fees and Systems Software maintenance fees, that are attributable to periods on or after the Amended Commencement Date. Subject to Comdata obtaining any Required Consents in accordance with Section 3.6 ISSC will comply with all obligations of Comdata, including those of nondisclosure, under any such Applications Software License or Systems Software License to the extent such obligations were disclosed to ISSC on or before the Amended Commencement Date through receipt by ISSC of a copy of the relevant documents. Comdata warrants that all of its obligations with respect to such Software Licenses accruing prior to the Amended Commencement Date have been satisfied.

As of the Amended Commencement Date, Comdata will continue to be responsible for managing the DSM Software Licenses listed in Schedule C and for paying all related expenses, including the DSM Software maintenance fees, that are attributable to periods on or after the Amended Commencement Date. Subject to Comdata obtaining any Required Consents in accordance with Section 3.6, and excluding Comdata's responsibilities for management and payment as stated heretofore, ISSC will comply with all obligations of Comdata, including those of nondisclosure, under any such DSM Software License to the extent such obligations are disclosed to ISSC, before the end of the Transition Period as defined in Schedule H, through receipt by ISSC of a copy of the relevant documents. Comdata warrants that all obligations with respect to such Software Licenses have been satisfied.

3.6 Required Consents

Comdata shall be responsible for obtaining all Required Consents necessary to enable ISSC to use the Software, Leased Assets and services provided by the Contracts.

Comdata shall bear the costs, if any, of obtaining all Required Consents. In the event that any Required Consent is not obtained with respect to the Software Licenses, leases governing the Leased Assets or Contracts, then, unless and until such Required Consents are obtained, the Parties shall cooperate with each other in achieving a reasonable alternative arrangement for Comdata to continue to process its work with minimum interference to its business operations.

3.7 Joint Verification

During the 90 day period following the Effective Date, ISSC and Comdata reserve the right to inventory, validate and update, any information that is reflected in or omitted from the attached Supplement or Schedules. If discrepancies are detected during such period, there shall be an equitable adjustment to the Annual Services Charge. If either Party disputes the discrepancy then the Parties will submit the matter to the Joint Advisory Committee for dispute resolution as specified in Section 16 of this Agreement.

3.8 Other Obligations

Beginning on the Amended Commencement Date, Comdata will not enter into any new or amend, extend or terminate any existing agreements or arrangements, written or oral, affecting or impacting upon Affected Employees as defined in Schedule Q, Acquired Assets, leases governing the Leased Assets, Software Licenses, Contracts or Services as specified in the various Schedules to this Agreement, without the prior written consent of ISSC.

3.9 Comdata Approvals and Notification

For those areas of the Services where Comdata:

a) has reserved right-of-approval or consent or agreement;

b) is required to provide notification; and/or

c) is required to perform a responsibility set forth in this Agreement upon which ISSC's performance is dependent; and such approval, consent, notification or performance is delayed or withheld by Comdata without authorization or right beyond the period provided in this Agreement or the Schedules and such delay or withholding is not caused by ISSC and affects ISSC's ability to provide the Services under this Agreement, then Comdata will relieve ISSC of the responsibility for that portion of the Services and Comdata will reimburse ISSC for all additional expenses, if any, incurred during such period as a result thereof.

For purposes of this Agreement, if a time period is not specified for any such approval, consent, agreement, notification or performance, then such time period shall be deemed to be not greater than five business days.

4.0 ISSC Responsibilities

4.1 ISSC Personnel

ISSC will designate, prior to the Amended Commencement Date, an ISSC Project Executive to whom all Comdata's communications may be addressed and who has the authority to act for and bind ISSC and its subcontractors in connection with all aspects of this Agreement.

4.2 Standards

Subject to the terms of this Agreement, ISSC agrees that its performance of the Services will meet or exceed each of the applicable Performance Standards.

4.3 Efficient Use of Resources

ISSC shall take reasonable action, taking into account economic circumstances, to efficiently use resources that will be chargeable to Comdata under this Agreement including, but not limited to:
a) making schedule adjustments (consistent with Comdata's priorities and schedules for the Services and ISSC's obligation to meet the Performance Standards);
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b) delaying the performance of noncritical functions within established limits; and
c) tuning or optimizing the systems used to perform the Services.

4.4 Technological Improvements

In the event that there is a technological improvement that provides opportunities for additional savings, the Party identifying such improvement will request that ISSC perform a preliminary savings analysis. The Parties will then jointly review the results of this preliminary analysis and discuss the impact on each Party's performance hereunder, including any new hardware and/or software, other capital, one-time charges, or changes to other resources that may be required to take advantage of such technological improvements. If the Parties agree to implement changes in the Services rendered by ISSC hereunder to take advantage of some or all of such technological improvements, then the Parties will Jointly prepare a technology implementation plan that defines such changes and the timing and cost of their implementation, and such changes will be treated as Replacement Services, subject to Sections 6.5.a and 6.5.b. All activities spent by ISSC in performing the foregoing shall be chargeable against the Enhancement Baseline specified in the Supplement.

Comdata will pay for any implementation costs related to Comdata's responsibilities as specified in the technology implementation plan.

Comdata may choose to independently implement such changes referenced above.

4.5 Management and Control
a) Within 180 days after the Amended Commencement Date, ISSC shall update the Procedures Manual to include the operating processes and procedures for the DSM
Environment.
 1) ISSC shall periodically update the Procedures Manual to reflect any changes in the operations or procedures described therein. Comdata shall have the right at any time during the term of this Agreement, upon reasonable notice and during normal business hours, to inspect the Procedures Manual, and ISSC will give due consideration to any reasonable suggestions of Comdata relating thereto.
 2) ISSC shall perform the Services in accordance with the Procedures Manual.
b) Commencing within 180 days after the Amended Commencement Date, ISSC will provide to Comdata a set of periodic reports which have been revised to include report data on the DSM Environment. At a minimum, these reports will include the following:
 1) a monthly performance report documenting ISSC's performance with respect to the Performance
Standards;
 2) a monthly project schedule report;
 3) a monthly change report setting forth a record of all Data Center, Data Network, and DSM Environment changes performed during the previous month; and
 4) a monthly report describing Comdata's utilization of each resource category.
 ISSC will provide Comdata with such documentation and other information as may be reasonably requested by Comdata from time to time in order to verify the accuracy of the reports specified above.
c) The Parties will continue to hold periodic meetings between representatives of Comdata and ISSC as established prior to the Amended Commencement Date. At a minimum, these meetings will include the following:
 1) a weekly meeting among operational personnel to discuss ongoing issues relating generally to daily performance and planned or anticipated activities and changes; and
 2) a monthly management meeting to review the performance report, the project, schedule report, the changes report, and such other matters as appropriate.

4.6 Machines

ISSC will provide the Services using ISSC Machines, Comdata Machines, and DSM Machines. The provision of any additional or replacement Machines, including upgrades, is subject to the provisions of Sections 6.4 and 6.5. If ISSC determines in good faith that additional or replacement DSM machines or upgrades will be reasonably necessary for ISSC to perform the Services in accordance with the Performance Standards, then ISSC will propose to Comdata what additional or replacement DSM Machines or upgrades are needed, explain to Comdata in detail why they are needed, and determine the effect on ISSC's ability to meet the Performance Standards if some or all of them are not acquired by Comdata. Comdata will then either procure the necessary additional or replacement DSM Machines or upgrades, or the Parties will agree to appropriate adjustments to the Performance Standards that may be necessary in the event Comdata elects not to acquire some or all of the proposed additional or replacement DSM Machines or upgrades. The affected Performance Standard(s) will be suspended pending such procurement or adjustment as the case may be. ISSC retains all right. title and interest in and to all ISSC Machines, subject to Section 10.5 with respect to Comdata's rights upon termination or expiration of this Agreement.

4.7 Applications Software

During the Term of this Agreement, ISSC will operate the Applications Software listed in Schedules A and T.

In addition, ISSC will:
a) install new versions of, releases of, or modifications to, Applications Software listed in Schedules A and T, in accordance with this Agreement, Schedule K and the Change Control Procedures;
b) provide a level of Enhancements resources per year equal to the resource category (as defined in Schedule J) specified in the Supplement to perform AD/M Services as requested by Comdata or as otherwise required in accordance with ISSC's obligations under this Agreement
Any resources required beyond this commitment will be chargeable to Comdata subject to the provisions of Sections 6.4 and 6.5; and
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c) cooperate with Comdata or third parties engaged by Comdata to develop Applications Software and DSM Software.

4.8 Data Transmission (Lines/Circuits)

The Parties agree that ISSC will act as an advisor to Comdata, and at Comdata's direction as its agent with respect to common carriers but will not itself be the subscriber or have financial responsibility for common carrier services.

4.9 Software Services

ISSC will:
a) operate, maintain and enhance, as necessary to perform in accordance with the Performance Standards and Sections 6.4 and 6.5, all Systems Software in the Data Center, Data Network and DSM Environment;
b) apply preventive maintenance and program temporary fixes to correct defects in (i) the Systems Software running in the Data Center and Data Network, and (ii) the DSM Systems Software;
c) provide or obtain new versions and releases, upgrades, replacements of additional Systems Software as ISSC deems necessary in order to perform the Services in accordance with the Performance Standards and Sections 6.4 and 6.5, subject to the following provisions:
 1) ISSC will give Comdata at least thirty (30) days advance notice before any proposed new release or versions of Systems Software is to be installed and will discuss with Comdata the increases, if any, to the Annual Services Charge that will result from such new release or version of Systems Software;
 2) ISSC will not install any new release or version of Systems Software until (i) all Applications Software has been tested to ensure compatibility with such new release or version of Systems Software, (ii) it has obtained Comdata's consent after confirming to Comdata that such testing has been successfully completed, and (iii) the Parties have agreed to any increases in the Annual Services Charge that will result from the use of such new release or version of Systems Software; and
 3) Comdata reserves the right to request at any time that ISSC return for a reasonable period of time to use of an immediately preceding version or release of any Systems Software in rendering the Services to Comdata hereunder in the event that incompatibilities or other problems are discovered in operating the Applications Software under the new release or version of the Systems Software, even after Comdata has approved the use of such new version or release.
If ISSC is unable to install any new release or version of Systems Software due to the foregoing provisions, then ISSC will be relieved of any affected Performance Standards.

4.10 Operations, Support and Maintenance

ISSC will, as further defined in Schedule E and other applicable Schedules, perform the following:
a) operate the Data Center using the Machines and Software;
b) operate the Data Network, using the Machines and Software;
c) operate the DSM Environment;
d) provide maintenance services for ISSC Machines in the Data Center and Data Network and manage the maintenance contracts for the DSM Machines and the DSM Applications Software, which contracts will be paid directly by Comdata, unless otherwise agreed by the Parties;
e) support the Data Network by operating a command center which will provide alarm monitoring, first level trouble analysis, problem recording, place service calls to vendors to perform corrective maintenance, provide vendor performance analysis, and manage problems to resolution;
f) provide printable output to the Comdata distribution system located in the Data Center or transmit electronic print files to remote sites in accordance with Schedule E;
and
g) store, maintain and provide security for storage media
(tapes and disk packs).

4.11 Consolidation and Relocation Services

ISSC will install, rearrange and relocate equipment within the Data Center, Data Network, and DSM Environment as ISSC deems necessary in order to perform in accordance with the Performance Standards and in such a manner so as to minimize service level impact to End Users. Installation, rearrangement, and/or relocation of equipment within the DSM Environment requires prior approval from Comdata.

4.12 Systems Management

ISSC will:
a) perform capacity planning, performance analysis and tuning for the (i) Machines and Systems Software in the Data
Center and Data Network, and (ii) DSM Machines and DSM Systems Software in the DSM Environment;
b) create and maintain an inventory and configuration diagram of the Data Network and DSM Network;
c) implement controls to effectively manage the Data Center and Data Network environments, and the DSM Environment, including change and problem management systems according to the Procedures Manual;
                                        8
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d) provide back-up and restore capability for data and
programs maintained in the Data Center;
e) provide back-up and restore functions for data and programs maintained in the DSM Environment;
f) provide for systems access security through the use of appropriate security products for ISSC machines; and
g) recommend an appropriate system-wide security solution.

4.13 Disaster Recovery

ISSC will provide disaster recovery services in accordance with Schedule G.

4.14 Production Services

ISSC will:
a) schedule, control and monitor the running of production jobs to deliver the Services using scheduling and quality control procedures, as specified in the Procedures Manual;
and
b) follow procedures for scheduling and directing output of all production work (including workload and performance balancing), as specified in the Procedures Manual.

4.15 Projects

ISSC will be responsible for the projects described in Schedule N to include project management, design, testing, documentation, implementation, training, etc.

4.16 DSM Help Desk

ISSC will provide initial, single point-of-contact support to End
Users to assist them with problem determination, tracking and resolution in accordance with Schedule M.

4.17 Audits

ISSC will assist Comdata in meeting its audit and regulatory requirements, including providing access to the Data Center to enable Comdata and its auditors and examiners to conduct appropriate audits and examinations of the operations of ISSC relating to the performance of the Services to verify.
a) the accuracy of ISSC's charges to Comdata;
b) that ISSC is exercising reasonable procedures to control the resources provided by Comdata to ISSC such as heat, light and utilities utilized in providing Services to Comdata; and
c) that Services are being provided in accordance with the Performance Standards.
Such access will require 24 hour notice to ISSC and will be provided at reasonable hours, provided that any audit does not interfere with ISSC's ability to perform the Services in accordance with the Performance Standards. ISSC will provide access only to information reasonably necessary to perform the audit. ISSC shall not allow Comdata, its examiners or auditors access to other ISSC customers' or ISSC's proprietary data. ISSC will also assist Comdata's employees or auditors in testing Comdata's data files and programs, including, without limitation, installing and running audit software, subject to the provisions of Section 6.

Subject to Sections 6 4 and 6.5, ISSC agrees to make any changes and take other actions which are necessary in order to maintain compliance with applicable laws or regulations. Comdata may submit additional findings or recommendations to ISSC for its consideration and ISSC shall consider such findings.

If any audit or examination reveals that ISSC's invoices for the audited period are not correct for such period, ISSC shall promptly reimburse Comdata for the amount of any overcharges, or Comdata shall promptly pay ISSC for the amount of any undercharges.

5.0 Comdata Responsibilities

5.1 Project Executive

Comdata agrees to designate, prior to the Commencement Date, a Project Executive to whom all ISSC communications may be addressed and who has the authority to act for and bind Comdata and its subcontractors in connection with all aspects of this agreement.

5.2 Applications Software

During the Term, Comdata will be responsible for selecting, or defining requirements for, all Applications Software and DSM Applications Software including all software which executes on End User Machines. ISSC agrees to use any Applications Software and DSM Applications Software selected by Comdata, subject to the provisions of Schedule K Comdata will also retain financial and administrative responsibility for all DSM Software.

Comdata shall have the right to audit, control and approve all new Applications Software and DSM Applications Software prior to its promotion into production.

5.3 Software Services

If ISSC determines in good faith that new versions or releases, upgrades, replacements or additional DSM Software will be reasonably necessary for ISSC to perform the Services in accordance with the Performance Standards, the ISSC will propose to Comdata what new versions or releases, upgrades, replacements or additional DSM Software are - needed, explain to Comdata in detail why they are needed, and determine the effect on ISSC's ability to meet the Performance Standards if some or all of them are not acquired by Comdata. Comdata will then either procure the necessary additional or replacement versions or releases, upgrades, replacements or additional DSM Software, or the Parties will agree to appropriate adjustments to the Performance Standards that may be necessary in the event Comdata elects not to acquire some or all of the proposed new versions or releases, upgrades, replacements of additional DSM Software. The effected Performance Standard(s) will be suspended pending such procurement or adjustment as the case may be.
                                        9
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5.4 Facilities

To enable ISSC to provide the Services, Comdata agrees:
a) to provide, at no charge to ISSC, the use of the Comdata
Data Center, Data Network, and DSM Environment facilities and only such additional space as may be reasonably necessary for the performance of the Services. This includes reasonable office space, storage space, raised floor space, telephone capability, office support services
(e.g., janitorial and security), office supplies, copy center services, and furniture. Comdata shall be responsible for ensuring such Comdata facilities provide for a safe working environment, including compliance with national, state and local codes, ordinances, laws, authorities having jurisdiction and nationally recognized standards;
b) to provide, for the Comdata Data Center, Data Network, and DSM Environment facilities located at premises under Comdata's management and control during the Term, all heat, light, power, air conditioning, UPS, and such other similar utilities as may reasonably be necessary for ISSC to perform the Services as described in this Agreement;
c) to provide access to Comdata parking and cafeteria (if
any) facilities for ISSC employees;
d) if Comdata decides to relocate its current facility that houses the Comdata Data Center, Data Network, and DSM Environment, Comdata will provide comparable space, facilities and resources in the new location under the same terms and conditions of this Agreement. Any costs incurred by ISSC as a result of such relocation will be paid by Comdata; and
e) following the expiration of termination of this Agreement, Comdata will allow ISSC the use, at no charge, of those Comdata facilities then being used to perform the Services for up to 60 days following the effective date of such expiration or termination (or from the last day of any Services Transfer Assistance period) to enable ISSC to affect an orderly transition of ISSC resources.
It is understood that ISSC's use of the Comdata Data Center, DSM Environment, and other Comdata facilities does not constitute or create a leasehold interest, and all such usage will at all times be subject to and in compliance with Comdata's published security requirements and other published company procedures provided to ISSC prior to the Amended Commencement Date. When the Comdata Data Center and/or the other Comdata facilities are no longer being utilized by ISSC to perform the Services, Comdata's obligations set forth in this Section with respect to the Comdata Data Center and/or the other Comdata facilities will cease.

5.5 Support Services

Comdata agrees to:
a) perform its responsibilities in accordance with the Procedures Manual and Performance Standards and until such time as those documents are completed, in whole or in part, in accordance with Comdata's practices and policies as of the Amended Commencement Date;
b) provide to ISSC, to the extent not otherwise sold, assigned or licensed to ISSC, for the purposes of meeting its obligations under this Agreement, full access to, and use of, Machines, Software, and DSM Environment on the terms and conditions set forth in this Agreement; and
c) supply the End User Machines and software being used by the Affected Employees as of the Amended Commencement
Date. Such machines and software shall remain the property of Comdata. Any replacement machines or software will be the responsibility of ISSC and such replacements will be the property of ISSC.

5.6 Other Responsibilities

Comdata also agrees to:

a) provide data, data entry, and coordinate such activities with ISSC's systems design and production functions as described in Schedule E;
b) designate and document application information requirements, including report design and content, frequency of reports, and accessibility to information;
c) provide additions, upgrades and replacements for all End
User Machines;
d) maintain and support all End User Machines;
e) be responsible for all moves, adds and changes with respect to End User Machines;
f) provide support to End Users for questions and problems related to Applications Software, as referred by the DSM Help Desk defined in Schedule M;
g) provide personnel and equipment to reasonably ensure the physical security of Comdata facilities;
h) be responsible for creation and administration of user access and password management and security programs;
i) provide all preprinted forms;
j) provide all paper forms and supplies required by End
Users;
k) pay all common carrier charges for local, long distance, and WATS (in and out) telecommunications services incurred in connection with the performance of Services for Comdata;
l) be responsible for alt mail, messenger, postage, courier and print distribution services;
m) be responsible for microfiche/microfilm supplies and retrieval and storage of any and all output;
n) provide maintenance services for Comdata Machines and DSM
Machines; and
o) be responsible for such other Comdata activities and functions as are described in this Agreement.

5.7 CHC Guaranty

Upon execution of the Agreement, Comdata shall cause Comdata Holdings Corporation ("CHC") to provide a guaranty to ISSC of all Comdata's obligations under this Agreement. Such guaranty shall be in the form attached as Exhibit 1 to the Supplement as "CHC Guaranty of Comdata's Obligations" and duly executed by an authorized representative of CHC.
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6.0 Charges and Expenses

6.1 Annual Services Charge

Comdata agrees to pay the Annual Services Charge specified in the Supplement for each year of the Term together with the other amounts as described in this Section 6 and set forth in the Supplement.

6.2 Cost of Living Adjustment

Comdata agrees to pay ISSC a Cost of Living Adjustment ("CPI-U"), in accordance with Schedule J, beginning in the second January following the Amended Commencement Date if the actual cumulative year-to-year inflation increases.

The Parties agree to use the December unadjusted Consumer Price Index, as published in the "Summary Data from the Consumer Price Index News Release" by the Bureau of Labor Statistics, U.S. Department of Labor, For All Urban Consumers, ("CPI-U"), for purposes of determining actual inflation.

6.3 Services for Newly Acquired Comdata Affiliates

If Comdata acquires any additional Affiliate during the Term of this Agreement, and desires that ISSC provide Services under this Agreement to such Affiliate, subject to additional charges if acceptance of such responsibilities would require New Services as described in Section 6.4, then:
a) ISSC will provide that Affiliate with Services in accordance with this Agreement;
b) ISSC may, at its option, and with the consent of such Affiliate, purchase at a mutually agreed price any additional owned fixed assets owned by such Affiliate that are used to perform the functions that will be transferred to ISSC;
c) ISSC may, upon mutual agreement of the Parties, use
(subject to its undertaking of financial and administrative responsibility) any additional assets leased by the Affiliate and other contracts held by the Affiliate; and
d) if ISSC elects to acquire or use such equipment, ISSC will operate and maintain such equipment.

6.4 New Services

In the event that Comdata requests ISSC to perform functions different from, and in addition to, the Services ("New Services"), the charge to Comdata for ISSC performing such functions will be determined as follows:
a) If the additional function requires only those resources within a current Baseline, the additional function will not be considered a New Service and will be accommodated under the existing Annual Services Charge.
b) If the additional function requires resources not covered by an existing Baseline and/or requires additional start-up expenses, then such additional function will be considered New Services, and prior to performing such New
Services:
 1) ISSC will quote to Comdata the increase in the Annual Services Charge or other payment method that will be attributable to such New Services; and
 2) Comdata, upon receipt of such quote, may then elect to have ISSC perform the New Services, and the Annual Services Charge and the Baselines will be adjusted, if necessary, to reflect such New Services.

6.5 Replacement Services

In the event that Comdata requests ISSC to replace existing functions or ISSC recommends to Comdata the replacement of existing functions (the "Replacement Services"), such Replacement Services will be evaluated as follows:
a) If the Replacement Services result in a net increased cost to ISSC, the Replacement Services will be treated as New
Services and associated charges will be assessed and quoted as described in Section 6.4.b.
b) If the Replacement Services result in a net decreased cost to ISSC, ISSC will propose a revised Annual Services
Charge based upon the effect of the Replacement Services on ISSC's original cost assumptions. The revised Annual
Services Charge will reflect the shared (on a 50/50 basis) net savings resulting from the Replacement Services.

6.6 Taxes

a) The Annual Services Charge (if any) paid by Comdata are inclusive of any applicable sales, use, personal property or other taxes attributable to periods on or after the Commencement Date based upon or measured by ISSC's cost in acquiring or providing equipment, materials, supplies or services furnished or used by ISSC in performing or furnishing the Services, including without limitation, all personal property and use taxes, if any, due on ISSC Machines and Systems Software and sales tax, if any, due on ISSC's purchase of the Acquired Assets from Comdata.
b) In the event that a sales, use, excise or services tax is assessed on the provision of the Services (or any New Services) by ISSC to Comdata or on ISSC's charges to
Comdata under this Agreement, however levied or assessed, Comdata will be responsible for and pay the amount of any such tax. Comdata will also be responsible for paying all personal property or use taxes due on of with respect to Comdata Machines, End User Machines and Applications Software and for the payment of any excise taxes for Data Network lines and circuits.
c) Each Party shall bear sole responsibility for all taxes, assessments and other real property-related levies on its owned or leased real property.
d) The Parties agree to reasonably cooperate with each other to more accurately determine each Party's tax liability and to minimize such liability to the extent legally
permissible.
e) Each Party shall provide and make available to the other
                                        11
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any resale certificates, information regarding out-of-
state sales or use of equipment, materials or services, and other exemption certificates or information reasonably requested by either Party. The Parties will also work together to segregate the Annual Services Charge into separate payment streams:
 1) that for taxable Services;
 2) that for nontaxable Services;
 3) that for which a sales, use or similar tax has already been paid by ISSC; and
 4) that for which ISSC functions merely as a paying agent for Comdata in receiving goods, supplies or services (including leasing and licensing arrangements) that otherwise are nontaxable or have previously been subject to tax.

6.7 Services Transfer Assistance

It is the intent of the Parties that at the expiration or termination of this Agreement, ISSC will cooperate with Comdata to assist with the orderly transfer of the services, functions and operations provided by ISSC hereunder to another services provider or Comdata itself. Prior to expiration or termination of the Agreement, Comdata may request ISSC to perform and, if so requested, ISSC shall perform (except in the event of a termination due to a failure by Comdata to pay any amounts due and payable under this Agreement when due) services in connection with migrating the work of Comdata to another services provider or Comdata itself ("Services Transfer Assistance"). Services Transfer Assistance shall be provided until the effective date of expiration or termination with respect to the Services, and for expiration of termination related services other than those relating to the Services, for up to six additional months after the effective date of expiration or termination. Subject to
Section 6.7(d) below, Services Transfer Assistance shall include, but not be limited to, providing Comdata and its Affiliates and their agents, contractors and consultants, as necessary, with services such as the following:
a) Pre-migration Services
 1) freezing all noncritical Software changes,
 2) notifying all outside vendors of procedures to be followed during the turnover phase,
 3) reviewing all Software libraries (tests and production) with the new service provider and/or
Comdata,
 4) assisting in establishing naming conventions for the new production site,
 5) analyzing space required for the data bases and Software libraries, and
 6) generating a tape and computer listing of the source code in a form reasonably requested by Comdata.
b) Migration Services
 1) unloading the production data bases,
 2) delivering tapes of production data bases (with content listings) to the new operations staff,
 3) assisting with the loading of the data bases,
 4) assisting with the communications network turnover, if applicable, and
 5) assisting in the execution of a parallel operation until the effective date of expiration or termination of this Agreement.
c) Post-migration Services
 1) answering questions regarding the Services on an "as needed" basis, and
 2) turning over of any remaining Comdata owned reports and documentation still in ISSC's possession.
d) ISSC shall provide the Services Transfer Assistance at no charge; provided, however,
 1) if, prior to the expiration of termination of the Agreement, any Services Transfer Assistance provided by ISSC reasonably requires the utilization of additional resources that ISSC should not otherwise use in the performance of this Agreement, Comdata will pay ISSC for such usage as a New Service as defined in Section 6.4,
 2) if the Services Transfer Assistance reasonably requires ISSC to incur expenses in addition to the expenses that ISSC would otherwise incur in the performance of this Agreement, net of the reduction in other expenses caused by providing such assistance, then Comdata shall reimburse ISSC for such additional expenses provided ISSC shall have given Comdata reasonable prior notice, and
 3) if Comdata requests other services in addition to the Services Transfer Assistance after the expiration or termination date, ISSC will provide such other services at the then current hourly rate ISSC charges its customers for skilled engineering assistance for each person provided.

6.8 Other Expenses and Charges

Comdata will be financially responsible for the following expenses, which are not included in the Annual Services Charge and are not subject to COLA:
a) all expenses associated with occupancy of facilities, including land, real property leases, real property taxes, utilities and facilities-related services in accordance with Section 5.4;
b) maintenance charges for End User Machines and additional Machines in excess of the Machines which ISSC agreed to maintain under Schedule P of this Agreement;
c) charges by common carriers for local, long-distance, and WATS (in and out) telecommunications services incurred in connection with the performance of Services for Comdata;
and
d) telecommunications tariffs.
Comdata will be financially responsible for all costs and expenses associated with its responsibilities specified in
Section 5.0. Such costs and expenses are not included within the Annual Services Charge or any other charges payable by Comdata under this Agreement.
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7.0 Invoicing and Payment

7.1 Annual Services Charge Invoices

ISSC will invoice Comdata on a monthly basis the proportional amount of the Annual Services Charge for that month in advance.
The invoice will state separately applicable taxes owed by Comdata, if any, by tax jurisdiction.

7.2 COLA Invoicing

ISSC will invoice Comdata for COLA starting in the second January following the Amended Commencement Date and monthly thereafter in accordance with Section 6.2.

7.3 Accountability

ISSC shall provide Comdata with such documentation and other information with respect to each invoice as may be reasonably requested by Comdata to verify that ISSC's charges to Comdata are accurate, correct and valid and are in accordance with the provisions of this Agreement. Whenever an ISSC charge is to be based on ISSC's cost for pass-through charges provided under this Agreement, ISSC will provide to Comdata, if so requested, information and documentation sufficient to substantiate ISSC's costs with respect to such charge.

7.4 Other Charges

Any amount due under this Agreement for which a time for payment is not otherwise specified will be due and payable within 30 days after the date of the invoice.

7.5 Invoice Payment

Comdata will pay each invoice by a method acceptable to ISSC within the calendar month, provided it receives the invoice on or before the tenth day of the month; otherwise, such payment shall be made within 30 days of the date of an invoice. In the event that any payments are not received by ISSC within five business days following the due date, a late fee equal to one percent of the amount of such payment per month shall also be paid to ISSC by Comdata.

7.6 Proration

All periodic charges under this Agreement are to be computed on a calendar month basis, and will be prorated for any partial month, unless specifically stated otherwise in this Agreement.

7.7 Refundable Items

a) Where Comdata has prepaid for a service or function for which ISSC is undertaking financial responsibility under this Agreement, ISSC will refund to Comdata, as soon as the amount is identified, that portion of such prepaid expense which is attributable to periods on and after the Commencement Date.
b) If ISSC should receive during the Term any refund, credit or other rebate in respect of services or functions paid for by Comdata prior to the Commencement Date, ISSC will promptly notify Comdata of such refund, credit or rebate and will promptly pay to Comdata the full amount of such refund. credit or rebate.

7.8 Set-Off

Except as specifically set forth elsewhere in this Agreement, with respect to any amount owed to Comdata by ISSC pursuant to this Agreement, ISSC may, at its option, pay that amount to Comdata by giving Comdata a credit against the charges otherwise payable to ISSC hereunder. Similarly, except as specifically set forth elsewhere in this Agreement, with respect to any amount owed to Comdata by ISSC pursuant to this Agreement, Comdata may, at its option, set off that amount as a credit against the monthly charges payable to ISSC hereunder.

8.0 Intellectual Property Rights

8.1 Ownership of Comdata Product Software

Comdata shall be the sole and exclusive owner of all Comdata Product Software and, subject to ISSC's rights as set forth in
Section 8.3 below, all copies thereof, and of all Intellectual Property Rights therein. ISSC hereby assigns and agrees to assign to Comdata all right and title, and all associated Intellectual Property Rights, in all Comdata Product Software. Subject to ISSC's rights as set forth in Section 8.3 below, (i) ISSC shall immediately return to Comdata all copies thereof upon any expiration or termination of this agreement and (ii) ISSC shall utilize the Comdata Product Software solely for the benefit of Comdata and its customers as provided hereunder, and shall not use the same, directly or indirectly, for the benefit of any other party or for any reason. ISSC agrees to assist and cooperate with Comdata in all reasonable respects and to execute documents and take such further acts reasonably requested by Comdata to acquire, transfer, maintain, and perfect its Intellectual Property Rights in the Comdata Product Software.

8.2 Other Materials

Literary works or other works of authorship other than Comdata Product Software created under this Agreement and not available under other ISSC or non-ISSC agreements (hereafter, "Materials") shall be treated as follows:
a) With respect to such Materials which ISSC has
independently created, ISSC grants to Comdata:
 1) an irrevocable, nonexclusive, world-wide, paid-up
license to prepare derivative works based upon the
Materials, and to internally use, execute, reproduce,
display, perform and distribute the Materials and
such derivative works, and
 2) the right to sublicense third parties to do any of
the foregoing for the sole benefit of Comdata.
b) With respect to such Materials which Comdata has independently created, Comdata hereby grants to ISSC:
 1) an irrevocable, non-exclusive, world-wide, paid-up
license to prepare derivative works based upon the
Materials, and to internally use, execute, reproduce,
display, perform and distribute the materials and
such derivative works. and
 2) The right to sublicense third parties to do any of
                                        13
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the foregoing for the sole purpose of providing the
Services to Comdata.
c) Where any materials are jointly created by the Parties Comdata and ISSC will jointly have all right, title and interest, including ownership of copyright, in such Materials. Each Party may use the Materials internally for its own business purposes without accounting.
d) The Parties agree to reproduce copyright legends which appear on any materials.
e) Upon the expiration or termination of this agreement, so long as Comdata has fully performed all of its obligations under this Agreement and no material breach of the Agreement on the part of Comdata has occurred and remains uncured, ISSC will assign all right, title and interest in the Materials described in c) above, without additional charge, to Comdata, in a manner reasonably acceptable to both Parties, and Comdata shall, simultaneously with such assignment, grant to ISSC:
 1) an irrevocable, non-exclusive, world-wide, paid-up license to prepare derivative works based upon the Materials, and to use, reproduce, display, perform and distribute the Materials and such derivative works, and
 2) the right to sublicense third parties to do any of the foregoing.
 In the event that Comdata has not complied with the conditions to the assignment described in the preceding sentence, ISSC shall not be obligated to assign such Materials and may sell, distribute, market or use such Materials in any manner it deems appropriate.

8.3 Assignment of Personnel and Use of Ideas

Subject to ISSC's obligations with respect to Comdata's
Confidential Information, as set forth in Section 9, and applicable copyrights and patents, this Agreement shall not preclude ISSC from developing materials for or providing services to other customers who are engaged in businesses competitive to Comdata. Neither Party shall be liable for any payment to employees of the other company who conceive, or reduce to practice, inventions.

Nothing contained in this Agreement shall restrict either Party from the use of any ideas, concepts, know-how, or techniques relating to data processing or network management which either Party, individually or jointly develops or discloses under this Agreement, subject to the provisions of Section 9.0, and Comdata hereby grants to ISSC a fully paid-up, irrevocable, non-exclusive, worldwide license to use, execute, reproduce, display, distribute internally and externally, create derivative works based upon, and practice any invention contained in, any portions of code, supporting documentation or related materials. of Comdata Product Software that embody any such ideas, concepts, know-how or techniques relating to data processing or network management, provided that such portions, both individually and collectively, are of general application and do not constitute a product of Comdata in their substantial entirety. Such grant includes the right and license to sublicense others to do some or all of the foregoing. However, except for licenses granted pursuant to this Section 8.0, neither this Agreement nor any disclosure made thereunder grants any license to either Party under any patents or copyrights of the other Party.

9.0 Confidentiality/Data Security

9.1 Confidential Information

ISSC and Comdata each acknowledge that the other possesses and will continue to possess information that has been created, discovered, or developed by it or provided to it by a third party and which it considers to be proprietary and confidential and which has commercial value in its business and is not in the public domain. Except as otherwise specifically provided by the Parties, "Confidential Information" shall mean:
a) all information marked confidential, restricted, or proprietary by either Party; and
b) all electronically stored information, written information or oral information reduced to writing within a reasonable period of time and delivered to ISSC that relates to Comdata's and its Affiliates' customer lists, customer information, account information, business information regarding business planning and operations, and administrative, financial or marketing activities, and which is not governed by a separate confidentiality agreement between the Parties.

9.2 Obligations

Except as otherwise specified in Schedule L, Comdata and ISSC will each use the same care to prevent the disclosure to third parties of the Confidential Information of the other as it employs to avoid disclosure, publication or dissemination of its own information of a similar nature. The Parties may disclose Confidential Information to their employees on a need to know basis provided the Parties have. an appropriate written confidentiality agreement with such employees. Notwithstanding the foregoing, the Parties may disclose such information to subcontractors involved in providing Services under this Agreement, where:
a) such disclosure is necessary to permit the subcontractor
to perform its duties hereunder, and
b) the disclosing Party assumes full responsibility for the
acts of omissions of its subcontractor, no less than if
the acts or omissions were those of the disclosing Party.
Any disclosure to subcontractors shall be under the terms and conditions as provided herein. Without limiting the generality of the foregoing, neither Party will publicly disclose the terms of this Agreement without the prior written consent of the other, except to the extent permitted by Section 9.3 and 15 hereof. Furthermore, neither ISSC nor Comdata may:
a) make any use of or disclose the Confidential Information
of the other which has been so identified except as
contemplated by this Agreement;
                                        14
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b) or acquire any right in or assert any lien against the
Confidential Information of the other; or
c) refuse to promptly return, provide a copy of or destroy such Confidential Information upon the reasonable request of the other Party;
provided, however, that either Party may, without limitation, use any ideas, concepts, know-how and techniques related to data processing or management in the development, manufacturing, and marketing of products and services, so long as such use does not infringe any patent rights or copyrights or disclose the identity of, or any business, financial of personnel information of, the other Party.

9.3 Exclusions

Notwithstanding the foregoing, no obligation of confidentiality shall apply to any information which was, at the time of disclosure to it, in the public domain; after disclosure to it, is published or otherwise becomes part of the public domain through no fault of the receiving Party; was rightfully in the possession of the receiving Party at the time of disclosure to it; was received after disclosure to it from a third party who had a lawful right to disclose such information to it; in response to a valid order of a court or other governmental body of the United States or any political subdivision thereof; provided, however, that the Party making the disclosure pursuant to such order shall give written notice to the other Party promptly after receipt of such order and, if possible, without violation of any law, shall not disclose the information for a period of five days to permit the other party the opportunity to obtain a protective order preventing or limiting disclosure. It is understood that the receipt of Confidential Information under this Agreement will not limit or restrict assignment or reassignment of employees of ISSC and Comdata within or between the respective Parties and their Affiliates.

9.4 Protection of Comdata Confidential Information

Any additional responsibilities of ISSC and Comdata with respect to protection of Comdata Confidential Information will be set forth in the Procedures Manual.

9.5 Loss of Confidential Information

In the event of any loss of inability to account for Confidential
Information, the receiving Party will promptly notify the disclosing Party.

9.6 Limitation

ISSC will not be responsible for loss or mistransmission of data or for the security of data during transmission via public telecommunications facilities.

10.0 Termination

10.1 Termination for Convenience

Subject to the other provisions of this Agreement, Comdata may terminate this Agreement upon at least 90 days prior written notice to ISSC. If Comdata terminates this Agreement prior to the expiration of the Term, other than as specified in Section 10.3, Comdata agrees to pay ISSC on the effective date of the termination, the Termination Charge, as specified in the Supplement, which the Parties agree is Comdata's sole and exclusive liability for such termination. Any termination charge will be prorated according to the following formula:

[{(A-8)/12 months} x C] + B = Prorated Termination Charge.

where:
A = the Termination Charge specified in the Supplement for the year in which termination is effective;
B = the Termination Charge specified in the Supplement for the year after the year in which termination is effective; and C = the number of months remaining during the year in which termination is effective.

10.2 Termination upon Acquisition

If all or substantially all of the assets of Comdata are acquired by another entity which is not an Affiliate of Comdata or a change in control (as defined in the definition of Affiliate) occurs, and the new owner or owners elect not to continue this Agreement, Comdata may, within not more than 120 days after such acquisition, provide written notice of termination to ISSC. In such event, ISSC will provide Comdata termination assistance in accordance with Section 6.7, and Comdata will be obligated to pay the applicable prorated Termination Charge listed in the Supplement.

10.3 Termination for Cause

Upon written notice, either Party may terminate this Agreement, without charge to the terminating Party, in the event of a material breach by the other. However, the Party seeking termination will provide the other Party with sufficient, reasonable written prior notice of such material breach and the opportunity to cure same, as follows:
a) in the event of a failure to pay any amount due and
payable under this Agreement when due, at least ten days,
and
b) in the event of any other material breach, at least 30
days.
If the nature of any nonmonetary breach is such that it would be unreasonable to expect a cure within a 30 day period, the breaching Party shall be given an additional 15 days to cure such breach. In the event the material breach is not cured within the periods specified above after delivery of the notices the nonbreaching Party may terminate this Agreement, which termination shall be in writing, as of a date specified in such notice of termination. The terminating Party shall have all rights and remedies generally afforded by law or equity, subject to the limitations expressed in this Agreement.
                                        15
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10.4 Extension of Services

Except in the case of a termination of this Agreement due to a material breach by Comdata, Comdata may once request and ISSC will extend the provision of Services for a period not to exceed 180 days beyond the effective date of termination or expiration. Such request must be in the form of a written notice received by ISSC not less than 60 days prior to the effective date of termination or expiration of the Agreement.

Comdata will reimburse ISSC for all additional expenses, if any, incurred by ISSC as a result of ISSC's provision of such extended
Services which are not otherwise covered by the Annual Services
Charge or other charging methodology described herein.

10.5 Other Rights Upon Termination

Provided Comdata is not in default of its obligations under this
Agreement:
a) ISSC agrees to sell to Comdata or its designee, upon Comdata's request, the ISSC Machines then currently being used by ISSC on a dedicated basis to perform the Services at fair market value, as determined by a mutually agreed upon appraisal. Comdata shall be responsible for any taxes associated with the purchase of such equipment.
b) For Software proprietary to ISSC and not otherwise owned by or licensed to Comdata in accordance with Section 8 and not generally commercially available, ISSC will provide a license to Comdata and its Affiliates to whom ISSC is providing Services, for their internal use only, upon terms and prices to be mutually agreed upon by the Parties or, at Comdata's option. ISSC will recommend a mutually agreeable commercially available substitute to perform the same function.
c) With respect to generally commercially available Software, if ISSC has licensed or purchased and is using any such Software solely for providing the Services to Comdata at the date of expiration or termination, Comdata will reimburse ISSC for initial license or purchase charges for such Software in an amount equal to the remaining unamortized cost of such Software, if any, depreciated over a five year life, and pay any transfer fee or charge imposed by any applicable vendor.
d) ISSC will transfer or assign to Comdata or its designee, upon Comdata's request, on mutually acceptable terms and conditions, subject to the payment by Comdata of any transfer fee or charge imposed by the applicable vendors, any contracts applicable solely to services being provided to Comdata for maintenance, disaster recovery services and other necessary third party services (other than subcontractor services) then being used by ISSC to perform the Services.
e) ISSC will provide Services Transfer Assistance pursuant to
Section 6.7.

11.0 Liability

11.1 General Intent

Each Party's and each of its subcontractor's entire liability to the other Party and its exclusive remedies are set forth in this Section and Section 13. Subject to the specific provisions of this Section, it is the intent of the Parties that each Party will be liable to the other Party for any damages incurred by the nonbreaching Party as a result of the breaching Party's failure to perform its obligations in the manner required by this Agreement.

11.2 Damages

a) Each Party's and each of its subcontractor's liability for actual, direct damages resulting from its performance or nonperformance under this Agreement, regardless of the form of action, and whether in contract, tort (including, without limitation, negligence), warranty or other legal or equitable grounds, will be limited for each event which
is the subject matter of the cause of action, to the
Annual Services Charge during the three month period immediately preceding each such event. This limitation will not apply to:
 1) any obligation or failure by Comdata to pay any
amounts due or past due and owing to ISSC pursuant to
the terms of this Agreement;
 2) Losses by either Party for bodily injury or damage to real property or tangible personal property, as described in Section 13.3;
 3) Losses incurred by ISSC caused by or arising out of
the inaccuracy or untruthfulness of the
representations and warranties of Comdata contained
in this Agreement; and
 4) either Party's obligation to defend and indemnify the other for intellectual property infringement Losses and Losses relating to tax liabilities, as provided
in Sections 13.1(a) and (d) and 13.2(a) and (d),
respectively.
b) In no event will either Party have any liability whether based on contract, tort (including, without limitation, negligence), warranty or any other legal or equitable grounds, for any loss of interest, profit or revenue by the other Party or for any consequential, indirect, incidental, special, punitive or exemplary damages suffered by the other Party, arising from or related to
this Agreement, even if such Party has been advised of the possibility of such losses or damages; provided, however, that this clause will not prevent either Party from recovering amounts owed under this Agreement.
c) In no event will ISSC or its subcontractors be liable for any damages if and to the extent caused by Comdata's failure to perform its responsibilities, nor shall Comdata
be liable for any damages if and to the extent caused by
any failure to perform by ISSC or its subcontractors.
                                        16
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11.3 Other Remedies

Notwithstanding anything to the contrary contained in this
Section 11, each Party retains all equitable remedies available under applicable law to enforce its rights in connection with this Agreement, including rights upon termination or expiration of this Agreement.

12.0 Warranty

12.1 Work Standards

In addition to the representations and commitments expressly made by ISSC in this Agreement, ISSC represents and warrants that all Services rendered hereunder will be performed in a workmanlike manner using qualified individuals in accordance with industry standards and practices reasonably applicable to the performance of such Services.

12.2 Maintenance

ISSC represents and warrants that it will maintain Machines for which it has maintenance responsibilities hereunder in good operating condition and will undertake alt repairs and preventive maintenance in accordance with industry standards and practices.

12.3 Compliance with Obligations

Comdata represents and warrants that its entry into this Agreement does not violate or constitute a breach of any of its contractual obligations with third parties.

12.4 Claims

Comdata represents and warrants it has no knowledge or notice of any actual or threatened material claim s or action by, on behalf of, or related to, the Affected Employees, including, but not limited to, claims arising under the Occupational Safety and Health Administration, Equal Employment Opportunity Commission, National Labor Relations Board or Fair Labor Standards Act, or other applicable federal, state or local laws or regulations, except as such claims or actions are identified in Schedule 0.

12.5 Environmental

Comdata represents and warrants that, to the best of its knowledge, the Comdata facilities used by ISSC hereunder are in substantial compliance with all applicable federal, state and local laws governing the storage, existence, discharge and handling of Hazardous Materials. "Hazardous Materials' means, at any time,
a) any "hazardous substance" as defined in the Comprehensive Environmental Response, Compensation and Liability Act of
1980, as amended from time to time (42 U.S.C. 9601 et seq.) and the regulations promulgated thereunder;
b) any asbestos or asbestos-containing materials;
c) petroleum, crude oil or any fraction thereof, natural gas or synthetic gas used for fuel; and
d) any additional substances or materials which at such time are classified or considered to be hazardous or toxic under the laws of the state of Tennessee or Texas, as applicable.
In the event that Hazardous Materials are discovered at the Comdata Facilities, and their presence is verified by an independent testing organization, during the Term of this Agreement, ISSC may cease the performance of that portion of the Services affected by such discovery if, in the reasonable judgement of ISSC, ISSC's ability to perform such portion of the services safely and properly is adversely impacted by the presence of such Hazardous Materials. Comdata shall be responsible for causing any violation of federal, state or local law with respect to the presence of such Hazardous Materials to be remedied. It is understood that matters relating to the investigation, detection, abatement and remediation of any Hazardous Materials discovered at the Comdata Facilities are not within the scope of this Agreement and that ISSC shall not be liable or responsible for any expense incurred by Comdata in this connection, unless the presence of the Hazardous Material-s was caused by ISSC or a subcontractor of ISSC. In such event, the provisions of this paragraph will not apply.

12.6 Bankruptcy

Comdata agrees that the following shall constitute a material breach of this Agreement: If Comdata or CHC
a) shall be the subject of an order for relief by the bankruptcy court, or is unable or admits in writing its inability to pay its debts as they mature, or makes an assignment for the benefit of creditors; or
b) shall be the subject of, institutes or consents to any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, custodianship, conservatorship, liquidation, rehabilitation or similar proceedings relating to it or to all or any part of its property under the laws of any jurisdiction, and such proceeding(s) shall continue undismissed or unstayed for twenty (20) calendar days.

12.7 Non-infringement

The Parties represent and warrant that they will perform their responsibilities under this Agreement in a manner that does not infringe, of constitute an infringement of or misappropriation of any patent, trade secret, copyright, trade mark, service mark, trade name or other proprietary right of any third party.

12.8 Ownership of Comdata Machines

You represent that you are either the owner of each Comdata
Machine or authorized by its owner to include it under this Agreement.

12.9 Disclaimer

ISSC shall not be responsible for any inaccuracy of advice, reports, data or other products produced with or from data and/or software provided by you when such inaccuracy is caused by defective or erroneous data or software provided by you. Additionally, subject to the obligations contained in this Agreement, ISSC does not assume uninterrupted or error-free operation of Machines.
                                        17
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THIS IS A SERVICE AGREEMENT. EXCEPT AS PROVIDED IN THIS
AGREEMENT, THERE ARE NO OTHER EXPRESS WARRANTIES, AND THERE ARE NO IMPLIED WARRANTIES MADE BY EITHER PARTY INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

13.0 Indemnities

13.1 Indemnity by ISSC

ISSC agrees to indemnify, defend and hold harmless Comdata, its Affiliates and their respective officers, directors, employees, agents, successors and assigns, in accordance with the procedures set forth in Section 13.4, from any and all Losses incurred by any of the foregoing parties arising from or in connection with:
a) any claims of infringement made against Comdata of any United States letters patent, or any copyright, trademark, service mark, trade name or similar proprietary rights conferred by contract or by common law or by any law of the United States or any state, alleged to have occurred because of equipment of software manufactured by ISSC or because of systems, products or other resources or items provided to Comdata by ISSC; provided that ISSC will not have any obligation with respect to any claims based upon
 1) Comdata's modification of a program or a machine, or
 2) Comdata's combination, operation, use or integration of an ISSC program or machine with machines, apparatus or programs not furnished by ISSC or its subcontractors;
b) any and all amounts payable with respect to the Acquired Assets which are attributable to periods on or after the Effective Date;
c) any duties or obligations to be performed on or after the Commencement Date by ISSC pursuant to any Contract;
d) The inaccuracy or untruthfulness of any representative or warranty made by ISSC under this Agreement, and
e) any amounts, including but not limited to taxes, interest and penalties, assessed against Comdata which are obligations of ISSC pursuant to Section 6.6.

13.2 Indemnity by Comdata

Comdata agrees to indemnify, defend and hold harmless ISSC, its Affiliates and their respective officers, directors, employees. agents, successors and assigns, from any and all Losses incurred by any of the foregoing parties and arising from or in connection with:
a) any claims of infringement made against any of the foregoing parties of any United States letters patent, or a trade secret, or any copy right, trademark, service mark, trade name or similar proprietary rights conferred by contract or by common law or by any law of the United
States or any state, alleged to have occurred because of systems, products or other resources of items developed by Comdata and provided to ISSC hereunder; provided that Comdata will not have any obligations with respect to any claim based upon
 1) ISSC's modification of a program developed by Comdata, or
 2) ISSC's combination or integration of a program developed by Comdata with apparatus, machines or programs not developed by Comdata;
b) any and all amounts payable with respect to the Acquired Assets which are attributable to periods prior to the Commencement Date;
c) any duties or obligations to be performed prior to the Commencement Date by Comdata pursuant to any agreements regarding the Acquired Assets;
d) the inaccuracy or untruthfulness of any warranty made by Comdata under this Agreement; and
e) any amounts, including but not limited to taxes, interest and penalties, assessed against ISSC which are obligations of Comdata pursuant to Section 6.6.

13.3 Gross Indemnity and Contribution

Each Party agrees to contribute to the amount paid or payable by the other Party for any and all Losses arising in favor of any person, corporation or other entity, including the Parties hereto and their employees, contractors and agents, on account of personal injuries, death or damage to tangible personal or real property in any way incident to, or in connection with or arising out of:
a) this Agreement,
b) the Services provided by ISSC hereunder,
c) the presence of such Party, its employees, contractors or agents on the premises of the other Party, or
d) the act or omission of such Party, its employees, contractors or agents, for which such Party is legally liable and in proportion to such Party's comparative fault in causing; such Losses.

13.4 Indemnification Procedures

Promptly after receipt by any person entitled to indemnification under Sections 13 1 through 13.3 (an "Indemnified Party") of notice of the commencement (or threatened commencement) of any civil, criminal, administrative or investigative action or proceeding involving a claim in respect of which the Indemnified Party will seek indemnification pursuant to any such Section, the Indemnified Party shall notify the person that is obligated to provide such indemnification (an "indemnified Party") of such claim in writing. The Indemnifying Party shall be entitled to have sole control over the defense and settlement of such claim, provided that, within a reasonable period of time after receipt of such written notice, but not fewer than 10 days prior to the date on which a response to a summons and/or complaint is due, the Indemnifying Party notifies the Indemnified Party of its election to so assume full control. In the event the Indemnifying
                                        18
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Party notifies the Indemnified Party of its election so assume full control, then:
a) the Indemnified Party may employ counsel at its own expense to participate in the defense of such claim; and
b) the Indemnifying Party shall provide reasonable advance notice to the indemnified Party before entering into any settlement of such claim or ceasing to defend against such claim. If such settlement or cessation would cause injunctive relief to be imposed against the Indemnified
Party, require the Indemnified Party to pay any monetary damage or require the Indemnified Party to grant a license to materials owned by such Party, the Indemnifying Party must obtain the Indemnified Party's prior written consent.
After notice by the Indemnifying Party to the Indemnified Party of its election to assume full control of the defense of any such action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal expenses incurred thereafter by such Indemnified Party in connection with the defense of that claim. If the Indemnifying Party does not assume sole control over the defense of a claim subject to such defense as provided in this Section 13.4, the Indemnifying Party may participate in such defense, at its sole expense, and the Indemnified Party shall have the right to defend the claim in such manner as it may deem appropriate, at the expense of the Indemnifying Party.

13.5 Subrogation

In the event that an Indemnifying Party shall be obligated to indemnify an Indemnified Party pursuant to Sections 13 1 through 13.3, the Indemnifying Party shall, upon payment of such indemnity in full, be subrogated to all rights of the Indemnified Party with respect to the claims and defenses to which such indemnification relates.

13.6 Exclusive Remedy

The indemnification rights of each Indemnified Party pursuant to Sections 13.1 through 13.3 shall be the exclusive remedy of such Indemnified Party with respect to the claims to which such indemnification relates.

14.0 Insurance and Risk of Loss

14.1 Insurance

When this Agreement requires performance by ISSC's or Comdata's employees of subcontractors on the other Party's premises, the performing Party shall carry and maintain Worker's Compensation and Employer's Liability Insurance covering its employees or subcontractors engaged in such performance in amounts no less than required by law in the applicable location. The performing Party shall also carry any other insurance coverage which is required to insure against losses or damages caused by the performing Party's negligence, and any other insurance required by law or considered by the Party to be prudent and consistent with industry standards and practices.

14.2 Risk of Loss

Comdata is responsible for risk of loss of, or damage to, Machines owned by Comdata. ISSC is responsible for risk of loss of, or damage to, Machines owned by ISSC.

15.0 Publicity

Each Party will submit to the other all advertising, written sales promotion, press releases and other publicity matters relating to this Agreement in which the other Party's name or mark is mentioned or language from which the connection of said name or mark may be inferred or implied, and will not publish or use such advertising, sales promotion, press releases, or publicity matters without prior written approval of the other Party. However, either Party may include the other Party's name and a factual description of the work performed under this Agreement on employee bulletin boards, in its list of references and in the experience section of proposals to third parties, in internal business planning documents and in its annual report to stockholders, and whenever required by reason of legal, accounting or regulatory requirements.

16.0 Review Committee and Dispute Resolution

16.1 Joint Advisory Committee

Within 30 days from the Effective Date, ISSC and Comdata agree to create a Joint Advisory Committee consisting of four people of the following titles from each Party:

ISSC:
 1) ISSC General Manager
 2) ISSC Vice President of Transportation
 3) ISSC Transportation Delivery Director
 4) ISSC Project Executive

Comdata
 1) Chief Executive Officer
 2) Chief Operations Officer
 3) Chief financial Officer
 4) Comdata Project Executive

The Joint Advisory Committee will:
a) annually review the operating and strategic plans prepared by the Project Executives;
b) review, on an annual basis, performance objectives and measurements;
c) provide advice and direction on technology changes; and
d) discuss disputes between the Parties.

16.2 Dispute Resolution

a) Any dispute between the Parties either with respect to the interpretation of any provision of this Agreement or with respect to the performance by ISSC or by Comdata hereunder shall be resolved as specified in this Section 16.2.
 1) Upon the written request of either Party, each of the Parties will appoint a designated representative who does not devote substantially all of his or her time
to performance under this Agreement, whose task it
will be to meet for the purpose of endeavoring to
resolve such dispute.
 2) The designated representatives shall meet as often as
                                        19
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necessary to gather and furnish to the other all
information with respect to the matter in issue which is appropriate and germane in connection with its resolution.
 3) Such representatives shall discuss the problem and negotiate in good faith in an effort to resolve the dispute without the necessity of any formal proceeding relating thereto.
 4) During the course of such negotiation, all reasonable requests made by one Party to the other for nonprivileged information reasonably related to this Agreement, will be honored in order that each of the Parties may be fully advised of the other's position.
 5) The specific format for such discussions will be left to the discretion of the designated representatives but may include the preparation of agreed upon statements of fact or written statements of position furnished to the other Party.
b) If the designated representatives cannot resolve the dispute, then the dispute shall be escalated to the President of Comdata and the President of ISSC, for their review and resolution. If the dispute cannot be resolved by such officers, then the Parties may initiate formal proceedings; however, formal proceedings for the judicial resolution of any such dispute may not be commenced until the earlier of:
 1) the designated representatives concluding in good faith that amicable resolution through continued negotiation of the matter in issue does not appear likely; or
 2) 30 days after the initial request to negotiate such dispute; or
 3) 30 days before the statute of limitations governing any cause of action relating to such dispute would expire.
c) Notwithstanding the foregoing provisions, neither Party will have any obligation to follow the dispute resolution procedures set forth in Sections 16.2.a and 16.2.b in the event that such Party desires to seek preliminary or temporary relief of an emergency nature, or in the case of a breach or threatened breach of the provisions of Section
9 hereof.

16.3 Continued Performance

Except where clearly prevented by the area in dispute, both Parties agree to continue performing their respective obligations under this Agreement while the dispute is being resolved unless and until such obligations are terminated or expire in accordance with the provisions hereof.

17.0 General

17.1 Control of Services

a) This Agreement shall not be construed as constituting either Party as partner of the other or to create any other form of legal association that would impose liability upon one Party for the act or failure to act of the other or as providing either Party with the right, power or authority (express or implied) to create any duty or obligation of the other Party.
b) Each Party shall be responsible for the management, direction and control of its employees and such employees shall not be employees of the other Party.
c) Except where this Agreement expressly provides that ISSC will perform certain identified Services as agent for Comdata, the Services will be under the control, management and supervision of ISSC.

17.2 Right to Perform Services for Others

Each Party recognizes that ISSC personnel providing Services to Comdata under this Agreement may perform similar services for others and this Agreement shall not prevent ISSC from using the personnel and equipment not listed in Schedule U that is provided to Comdata under this Agreement for such purposes. ISSC may perform its obligations through its subsidiaries, Affiliates or through the use of ISSC-selected independent contractors; provided, however, that ISSC shall not be relieved of its obligations under this Agreement by use of such subsidiaries, Affiliates, or subcontractors.

17.3 Scope of Services

The Services provided under this Agreement are for Machines and facilities located within the United States.

17.4 Amendments and Revisions

No changes or modifications to this Agreement, its Supplement and Schedules may be made orally, but only by a written amendment or revision signed by both Parties.

Any terms and conditions varying from this Agreement, its Supplement and Schedules on any order or written notification from either Party are void.

17.5 Force Majeure

a) Neither Party shall be liable for any default or delay in the performance of its obligations hereunder.
 1) if and to the extent such default or delay is caused, directly or indirectly, by fire, flood, earthquake, elements of nature or acts of God, acts of war,
terrorism, riots, civil disorders, rebellions or
revolutions in the United States, strikes, lockouts,
or labor difficulties, or any other similar cause
beyond the reasonable control of such Party; or
 2) provided such default or delay could not have been prevented by reasonable precautions and cannot reasonably be circumvented by the nonperforming Party through the use of alternate sources, work-around plans or other means, (individually, each being a
"Force Majeure Event").
b) In such event, the nonperforming Party will be excused
                                        20
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from any further performance or observance of the
obligation(s) so affected for as long as such circumstances prevail and such Party continues to use commercially reasonable efforts to recommence performance or observance whenever and to whatever extent possible without delay. Any Party so delayed in its performance will immediately notify the other by telephone (to be confirmed in writing within five days of the inception of such delay) and describe at a reasonable level of detail the circumstances causing such delay.
c) This Section 17.5 does not limit or otherwise affect ISSC's obligation to provide disaster recovery services in accordance with Schedule G; provided, however, that such Force Majeure Event does not also prevent ISSC's provision of the Services from recovery centers. If any Force
Majeure Event substantially prevents, hinders, or delays performance of the Services necessary for the performance of Comdata's critical functions for more than 30 consecutive days, then at Comdata's option:
 1) Comdata may procure such Services from an alternate source and ISSC will be liable for payment for such Services in excess of ISSC's charges under this Agreement for up to 180 days; or
 2) this Agreement will terminate as of a date specified by Comdata in a written notice of termination to ISSC and Comdata will pay ISSC any unrecovered start-up costs, anticipated profit prorated to the date of termination, and any reasonable out-of-pocket expenses associated with ramp down transition costs, all subject to independent audit. In such case
Comdata will not be liable for any Termination
Charges as described in Sections 10.1 or 10.2.
d) Except to the extent a Force Majeure event prevents Comdata from fulfilling its payment obligations under this Agreement, this Section 17.5 does not limit or otherwise relieve Comdata's obligation to pay any monies due ISSC under the terms of this Agreement.

17.6 Nonperformance

To the extent any nonperformance by either Party of its nonmonetary obligations under this Agreement results from or is caused by the other Party's failure to perform its obligations under this Agreement, such nonperformance shall be excused.

17.7 Remarketing

Comdata may not remarket all of any portion of the Services provided under this Agreement, or make all or any portion of the Services available to any party other than Comdata or its Affiliates without the prior written consent of ISSC. This section shall not be construed to prohibit Comdata from providing its services to its customers in the ordinary course of business, as contemplated by this Agreement.

17.8  Waiver

No waiver of any breach of any provision of this Agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof.

17.9 Severability

If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and such provision shall be deemed to be restated to reflect the original intentions of the Parties as nearly as possible in accordance with applicable law(s).

17.10 Time Limitations for Action

Neither Party may bring an actions regardless of form, arising out of this Agreement more than two years after the cause of action has arisen or the date such cause of action was of should have been discovered. ISSC may not bring an action for nonpayment more than two years after the date the last payment was due.

17.11 Counterparts

This Agreement shall be executed in duplicate counterparts. Each such counterpart shall be an original and both together shall constitute but one and the same document.

17.12 Governing Law

This Agreement shall be governed by the laws of the State of New
York as such laws are applied to contracts which are entered into and performed entirely within the State of New York.

17.13 Binding Nature and Assignment

This Agreement will be binding on the parties hereto and their respective successors and assigns. For purposes of this Agreement, a change in control of a party or a sale of all or substantially all of the assets of a Party shall be deemed an assignment of this Agreement. Neither Party may, or will have the power to, assign this Agreement without the prior written consent of the other, except that each Party may assign its rights and obligations under this Agreement, without the approval of the other Party, to
a) an Affiliate which expressly assumes such Party's obligations and responsibilities here under, or
b) an entity which acquires all or substantially all of the assets or capital stock of such Party, so long as
 1) such entity shall have a net worth, determined in accordance with generally accepted accounting principles consistently applied, after giving effect to such assignment, equal to or greater than such Party's net worth immediately prior to such assignment; and

 2) such entity shall expressly assume such Party's obligations and responsibilities hereunder, provided that in the case of both (a) and (b) the assigning
Party remains fully liable for and shall not be relieved from the full performance of all of its obligations under this Agreement.

17.14 Notices

a) Under this Agreement whenever one Party is required or permitted to give notice to the other, such notice will be deemed given when delivered in hand, one day after being given to an express courier with a reliable system for tracking delivery, or three days after the day of mailing, when mailed by United States mail, registered of certified mail, return receipt requested, postage prepaid, or when sent by facsimile and thereafter delivered by one of the foregoing methods of delivery.
b) Notifications will be addressed as follows:
 1) For termination, breach or default, notify:

  In the case of ISSC:
  ISSC Project Executive
  Integrated Systems Solutions Corporation
  305 TechPark Drive, Suite t 13
  LaVergne, TN 37086

  with a copy to:
  ISSC General Counsel
  44 South Broadway
  White Plains, New York 10601

  In the case of Comdata:

  Chief Executive Officer
  5301 Maryland Way
  Brentwood, TN 37027

  with a copy to:
  Comdata General Counsel
  5301 Maryland Way
  Brentwood, TN 37027

 2) For all other notices:

  In the case of ISSC:

  ISSC Project Executive
  Integrated Systems Solutions Corporation
  305 TechPark Drive, Suite 113
  LaVergne, TN 37086

  In the case of Comdata:

  Comdata Project Executive
  5301 Maryland Way
  Brentwood, TN 37027

Either Party hereto may from time to time change its address for notification purposes by giving the other prior written notice of the new address and the date upon which it will become effective.

17.15 No Third Party Beneficiaries

Except as specified in Section 11 with respect to either Party's contractors or subcontractors, the Parties do not intend, nor will any clause be interpreted, to create for any third party any obligations to or benefit from either ISSC or Comdata.

17.16 Other Documents

On or after the Commencement Date and the date(s) of any amendments or revisions hereto and at the request of the other Party, each Party shall furnish to the other such certificate of its Secretary, certified copy of resolutions of its Board of Directors, or opinion of its counsel as shall evidence that this Agreement or any amendment or revision hereto has been duly executed and delivered on behalf of such Party.
a) During the Term and at the reasonable request of the other Party, each Party shall furnish to the other a certificate stating that:
 1) this Agreement is in full force and effect; and
 2) the other Party is not materially in breach hereof at such time.
 The Parties will execute and deliver or cause to be delivered such further documents as may reasonably be required for the purposes of assuring and confirming the rights hereby created or for facilitating the performance of the terms of the Agreement
b) Comdata hereby appoints ISSC and its agents as its attorney-in-fact, with the full authority to act in its name and stead, for the limited purpose of executing, delivering and filing, in its name and on its behalf, financing statements and related filings (including, without limitation, UCC-1 statements) in connection with the provisions by ISSC of machines, equipment and software in performing the Services. This limited power of attorney shall be effective as of the Commencement Date and shall expire one year after the expiration or earlier termination of this Agreement.

17.17 Headings

All headings herein and the table of contents are not to be considered in the construction or interpretation of any provision of this Agreement. This Agreement was drafted with the joint participation of both Parties and shall be construed neither against nor in favor of either, but rather in accordance with the fair meaning thereof. In the event of any apparent conflicts or inconsistencies between this Agreement or any Supplements, Schedules, Exhibits or other Attachments to this Agreement, to the extent possible such provisions shall be interpreted so as to make them consistent, and if such is not possible, the provisions of this Agreement shall prevail.

THE PARTIES ACKNOWLEDGE THAT THEY HAVE READ THIS AGREEMENT, UNDERSTAND IT, AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS. FURTHER, THE PARTIES AGREE THAT THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES RELATING TO THIS SUBJECT SHALL CONSIST OF 1) THIS AGREEMENT. 2) THE SUPPLEMENT AND
3) THE SCHEDULES, INCLUDING THOSE MADE EFFECTIVE BY THE PARTIES IN THE FUTURE. THIS STATEMENT OF THE AGREEMENT SUPERSEDES ALL PROPOSALS OR OTHER PRIOR AGREEMENTS, ORAL OR WRITTEN AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER DESCRIBED IN THIS AGREEMENT.


Accepted by: Accepted by:
Integrated Systems Solutions Comdata Network, Inc.
   Corporation
{d/b/a ISSC, Inc.}


By /s/Robert W. Casey By /s/G. L. McTavish
          Authorized          Authorized

Robert W. Casey       08/18/95 G. L. McTavish        08/29/95
Name (Type or Print)    Date Name (Type or Print)    Date

Supplement


Name and Address of Customer:

 Comdata Network, Inc.
 5301 Maryland Way
 Brentwood, TN  37027


ISSC Address: IBM Branch Office Address:

 Integrated Systems Solutions Corporation  IBM Corporation
 44 South Broadway  150 Fourth Avenue, North
 White Plains, New York  10601  Nashville, TN  37219


Term Commencement Date:  May 1, 1995
Term End Date:  April 30, 2005

      Contract Year

                          1995   1996   1997   1998   1999   2000   2001   2002   2003   2004   2005
Annual Services Charge
Base Charge              9.920 18.624 17.040 17.040 17.040 17.040 17.040 17.040 17.040 17.040  5.680
($ in Millions)

Termination Charge        24.7   23.7   19.7   17.3   15.0   12.1    9.8    7.9    5.2    2.6    0.0
($ in Millions)

Enhancement Baseline    40,700 81,400 81,400 81,400 81,400 81,400 81,400 81,400 81,400 81,400 27,133
(FTE in hours)*

* An FTE defined as 1850 person hours per year.

Exhibit 1

Guaranty

THIS GUARANTY ("Guaranty"), dated August 2, 1995, is made by COMDATA HOLDINGS CORPORATION, a Delaware corporation, having its principal place of business at 5301 Maryland Way, Brentwood, TN 37027 ("Guarantor"), in favor of Integrated Systems Solution Corporation, d/b/a ISSC, Inc. a Delaware corporation having its principal place of business at 44 South Broadway, White Plains, New York 10601 ("ISSC"). Capitalized terms used in this Guaranty and not otherwise defined herein are used with the meanings set forth in that certain Amended and Restated Agreement for Systems Operations Services, of even date herewith, between ISSC and Comdata Network, Inc. ("Comdata") (such agreement, as it may from time to time be supplemented, modified and amended, being referred to in this Guaranty as the "Agreement").

ISSC is entering into the Agreement with Comdata to provide certain systems operations services to Comdata. Comdata is a wholly-owned subsidiary of Guarantor. To induce ISSC to enter into the Agreement with Comdata, Guarantor agrees as follows:

1. Guarantor absolutely and unconditionally guarantees the full performance of all obligations of Comdata under the Agreement, as such obligations may from time to time be supplemented, modified, amended, renewed and extended, and whether evidenced by new or additional documents
(collectively, the "Guaranteed Obligations").

2. All notices and other communications provided under this Guaranty shall be in writing and (a) delivered by nationally recognized express courier, (b) mailed by certified mail, return receipt requested or (c) personally delivered, to Guarantor or ISSC, as the case may be, at the following address:

 a. if to Guarantor:

  Comdata Holdings Corporation
  5301 Maryland Way
  Brentwood, TN  37027
  Attention:  President

 b. if to ISSC:

  Integrated Systems Solutions Corporation
  44 South Braodway
  White Plains, New York  10601
  Attention: Vice President and General Counsel

 or at any other address as may be designated by Guarantor or ISSC, as the case may be, in a written notice sent to the other in accordance with the Agreement. If any notice or other communication is given by (i) nationally recognized courier, it will be effective one day after delivery to such courier, (ii) mail, it will be effective on the earlier of receipt or the third day after deposit in the United States mail with first-class postage prepaid, or (iii) personal delivery, when delivered.

3. This Guaranty shall be binding on and insure to the benefit of Guarantor and its respective successors and assigns.

4. This Guaranty shall be governed by, and construed and enforced in accordance with, the laws of New York applicable to agreements made and to be performed entirely within said state.

      "GUARANTOR"

      COMDATA HOLDINGS CORPORATION



      By:  _______________________
       George L. McTavish
       Chairman and CEO

Schedules to

Amended and Restated Agreement for Systems Operations Services


SCHEDULE A - Applications Software
SCHEDULE B  Systems Software
SCHEDULE C - Comdata Machines
SCHEDULE D - ISSC Machines
SCHEDULE E - Support Services, Performance Standards and
Operational
  Responsibilities
SCHEDULE F - Acquired Assets, Leases, Licenses and Contracts
SCHEDULE G - Disaster Recovery Services
SCHEDULE H - Transition Plan
SCHEDULE I - End User Locations
SCHEDULE J - ISSC Charges, Measures of Utilization and
Financial
  Responsibilities
SCHEDULE K - Application Installation Standards
SCHEDULE L - Security Procedures
SCHEDULE M - DSM Help Desk
SCHEDULE N - Projects
SCHEDULE O - Affected Employees
SCHEDULE P - Maintenance Terms
SCHEDULE Q - Claims
SCHEDULE R - End User Machines
  Subject to Maintenance
SCHEDULE S - Bill-of-Sale
SCHEDULE T - DSM Environment
SCHEDULE U - ISSC Machines Subject to Baseline

Schedule A
Application Software


Vendor Description Location

Consumer Services Applications

ISSC Development Agent Commission Checks Brentwood TN
ISSC Development Credit Card Brentwood TN
ISSC Development Credit Collections Brentwood TN

Corporate Systems Applications

ISSC Development ACH Brentwood TN
ISSC Development Aging and Past Due Notices Brentwood TN
ISSC Development Alliance Rebate System Brentwood TN
ISSC Development Assorted PC Applications Brentwood TN
ISSC Development Accounting Systems Brentwood TN
ISSC Development Bank Reconciliation Brentwood TN
ISSC Development CDI Connect Time Processing Brentwood TN
ISSC Development CMO Commission Check System Brentwood TN
ISSC Development CTS Invoicing, Reporting, & Commissions Brentwood TN ISSC Development Cash Applications Brentwood TN
ISSC Development Comdata Borrowing Balance Reporting Brentwood TN
ISSC Development Comdata Complete Brentwood TN
ISSC Development Comdata Corporation Services Brentwood TN
ISSC Development Credit Reporting Brentwood TN
ISSC Development Data Export to SUN Brentwood TN
ISSC Development Deposits Brentwood TN
ISSC Development Disaster Recovery Brentwood TN
ISSC Development Draft Processing Brentwood TN
ISSC Development Equipment Billing System Brentwood TN
ISSC Development Field Inventory Tracking Brentwood TN
ISSC Development Fixed Assets Brentwood TN
ISSC Development General Ledger Brentwood TN
ISSC Development Invoice Processing Brentwood TN
ISSC Development Loadmatcher Billing Brentwood TN
ISSC Development Lockbox Processing Brentwood TN
ISSC Development Order Routing Brentwood TN
ISSC Development Permit A/R Processing Brentwood TN
ISSC Development Production Control Brentwood TN
ISSC Development Revenue Reporting Brentwood TN
ISSC Development Sales Journal Brentwood TN
ISSC Development Service Center Processing Brentwood TN

ISSC Development Settlement Processing Brentwood TN
ISSC Development Super Driver Invoicing System Brentwood TN
ISSC Development Telemar Processing Brentwood TN
ISSC Development Telephone Accounting System Brentwood TN
ISSC Development Traffic Analysis Brentwood TN
ISSC Development Willis Corroon Check Reconciliation Brentwood TN

Multiple Product Applications

ISSC Development Assorted PC Applications Brentwood TN
ISSC Development Autodial Brentwood TN
ISSC Development Card Embossing Brentwood TN
ISSC Development Carrier Dial In Brentwood TN
ISSC Development Credit Process Brentwood TN
ISSC Development Customer Maintenance Brentwood TN
ISSC Development Draft Printing Brentwood TN
ISSC Development Draft Process Brentwood TN
ISSC Development Information Transfer Brentwood TN
ISSC Development Order Process Brentwood TN
ISSC Development PC Alliance Workstation Brentwood TN
ISSC Development PC Downdisk Brentwood TN
ISSC Development PC Remote Brentwood TN
ISSC Development PC Voice Center Workstation Brentwood TN
ISSC Development Point of Sales Brentwood TN
ISSC Development LU 6.2/x.25 Communication Brentwood TN
ISSC Development POS Terminal Software Brentwood TN
ISSC Development Service Center Maintenance Brentwood TN
ISSC Development S. C. Relationship Management Brentwood TN
ISSC Development Voice Response Brentwood TN

Third Party Software

Info Management Association Telemar  Brentwood TN
Lawson General Ledger/Accounts Payable  Brentwood TN
Lawson Universe  Brentwood TN
Lawson Fixed Assets  Brentwood TN
Graphic Management Group\ GDCM-100 NW Library
Dunn Arthur Associates U.S. LAA Toll Pricer  Brentwood TN
Dunn & Bradstreet Accounts Receivable  Brentwood TN

United Communications QTEL 9000 Brentwood TN
Microfocus Cobol Workbench Brentwood TN
Microfocus Host Compatibility Brentwood TN
Microfocus MF-370 Assembler Brentwood TN
Microfocus MF-370 Production Brentwood TN
Microfocus MF-AD /PC Brentwood TN
Microfocus ProxMVS Brentwood TN
Microfocus MF-CICS OS/2 Brentwood TN
Microfocus Cobol Workbench Brentwood TN

Transceiver Applications

ISSC Development Fuel Tax Carrollton TX
ISSC Development Permit Services Carrollton TX

Transportation Applications

ISSC Development Comm Manager Brentwood TN
ISSC Development CMO Brentwood TN
ISSC Development Credit Cards Brentwood TN
ISSC Development Express Cash Brentwood TN
ISSC Development Express Pay Brentwood TN
ISSC Development Express Codes Brentwood TN
ISSC Development Express Check Brentwood TN
ISSC Development Fuel Brentwood TN
ISSC Development Fuel Tax Brentwood TN
ISSC Development Loadmatcher Brentwood TN
ISSC Development Phone Brentwood TN
ISSC Development PC/Fuel Tax Brentwood TN
ISSC Development Q/Point to Point Brentwood TN
ISSC Development RapFax Brentwood TN
ISSC Development Transportation Reporting Brentwood TN
ISSC Development Transportation Special Project Brentwood TN
ISSC Development Tranz Brentwood TN
ISSC Development Truck Fax Brentwood TN

Schedule B
Systems Software

Software Product Vendor Version Release

Main Frame System in LaVergne. TN

3270 Super Optimizer BMC Software 2 5
Abend-Aid/MVS/Radar Compuware 6 1
Abend-Aid/Batch Compuware 6 3
Abend-Aid/CICS Compuware 5 4
ACF/NCP IBM Corporation 4 3.1
ACF/SSP IBM Corporation 3 5
ACF/SSP/EP IBM Corporation 2 o
ACF/VTAM IBM Corporation 3 3
Answer Sterling Software
Assembler IBM Corporation 2 1
BTAM/SP IBM Corporation 1 1
CA-One MVS Computer Associates 5 0
CA-Eleven MVS Computer Associates 1 4
CA-Seven MVS Computer Associates 2 9
CA-Share-Option 5 Computer Associates 2 5.2
CA-90's Services Computer Associates 1 2
Cache Reporter IBM Corporation 1 4
CEMT From Batch MacKinney Systems 4 9
CICS IBM Corporation 2 1.2
CICS Message MacKinney Systems 4 2
CICS/OLFU MacKinney Systems 3 2
CICS/Show & Tell II MacKinney Systems 1 0
CICS /SPY MacKinney Systems 1 1
DF/DSS IBM Corporation 2 5
DF/HSM IBM Corporation 2 6
DFP IBM Corporation 3 1.1
DFSORT IBM Corporation 1 11.1
DITTO IBM Corporation 1 3
DSF IBM Corporation 1 13
DYL/280 11 MVS Sterling Software 3 5
Enlighten Software Professionals
EREP IBM Corporation 3 5
File-Aid/SPF/Batch/XE Compuware 7 1
GDDM IBM Corporation 2 3
GPARS IBM Corporation 1 2.1
GTF/PARS IBM Corporation 1 1.3
Info Management IBM Corporation 4 2
Info System IBM Corporation 4 2
ISPF IBM Corporation 3 5
ISPF/PDF IBM Corporation 3 5
Inspector-MVS-Reel Knowledgeware 5 0
ES2 IBM Corporation 2 2.3
Job Scan Diversified Software 6 1.B

Kwik-Key MacKinney Systems
Listcat-Plus MacKinney Systems
Netview IBM Corporation 1 3
Net-Worker R. M. Graphic Management Systems 1 4
Omegamon II for MVS Candle 3
Omegamon II for CICS Candle 3
OS PL/I Compiler IBM Corporation 2 3.1
OS/VS Cobol IBM Corporation 1 2.4
OS/VS2 IBM Corporation 3 8
PC File Xsfer IBM Corporation 1 1.1
Pinpoint-MVS-Reel Knowledgeware 5 0
PL1 to Cobol Conversion Business Information Systems
RACF IBM Corporation 1 9
Radar Compuware 4 3.1
Recoder Knowledgeware 5 0
RMF IBM Corporation 3 5.1
RPG/II IBM Corporation 1 1
SF IBM Corporation 1 2
ivice Drct IBM Corporation 4 0
SLR IBM Corporation 3 3
SMP/E IBM Corporation 1 8
Supertracs/Combo Sterling Software 4 3.1
Supertracs/ISPF Sterling Software
Sysview (FAQS) Legent Corporation 4 2
The Monitor for CICS Landmark Systems 8 2
TMF-Auditor/SQL USA Software
TSO/E IBM Corporation 2 1
VPS IBM Corporation 6 2
VS Cobol II IBM Corporation 1 4
VTAM Printer Support System Levi, Ray & Shoup, Inc.
X.25 NPSI IBM Corporation 2 0
Xpediter/CICS/Assembler/CICS/As Compuware 6 6
Expediter/TSO/Assembler Compuware 5 3

Tandem System in Carrollton, TX

Exchange Remote Job Entry Tandem
EM3270 Access Method Tandem
X25AM X.25 Access Method Tandem
AM3270 Access Method Tandem
TR3271 Access Method Tandem
AM6520 Access Method Tandem
uardian 90XF Tandem
P 6100 Tandem
Measure Upgrade Tandem

Nonstop SQL (Qty 10) Tandem
Netbatch Plus Tandem
Cobol 85 Tandem
IXF-Host Tandem
Safeguard Tandem
Enlighten Software Professionals
Control Source/Library System Network Concepts

Jupiter System in Brentwood, TN

Operating System Jupiter 3 7
Bisync Suite Jupiter
PBX Session Manager Jupiter

Voice Response System in Brentwood, TN

E-Maintenance Syntellect
Gateway Syntellect
onitor Syntellect

AS-4OO in Brentwood, TN

5738 AS/400 Application Development IBM Credit Corporation 2 3
5738 AS/400 PC Support IBM Credit Corporation 2 3
3738 AS/400 Performance Tools IBM Credit Corporation 2 3
5738 AS/400 Query IBM Credit Corporation 2 3
5738 AS/400 S/38 Utilities IBM Credit Corporation 2 3
5738 Operating System 1400 IBM Credit Corporation 2 3
5738 RPG/400 IBM Credit Corporation 2 3
Open Connect/FTP Clients Open Connect Systems 2 2
Open Connect/FTP Servers Open Connect Systems 2 2
AS/400 Rumba/400 for Windows & OS/ IBM Credit Corporation 2 3

R/S 6000 in Brentwood, TN

AIX IBM Credit Corporation 3 2.5
AIX Windows Environment IBM Credit Corporation 1 2.3
AIX Xstation Manager IBM Credit Corporation 1 4.1
CLEO RJT Software IBM Credit Corporation 3
AIX 6000 Performance Management IBM Credit Corporation 1 3/94.231

Voice Mail in Brentwood, TN

all Processing Exchange Dytel 5 1

Telecom Equipment in Brentwood, TN

Definity AT&T 3 2
R2V4 AT&T 2 2
UNIX Operating System AT&T 3 2.1
Call Management System AT&T
Call Management System AT&T
CMS AT&T 2.3.1 1.3

Telecom Equipment in Avon, CT

R1V3 AT&T 2 2
Call Accounting System AT&T 300 2.1

Telecom Equipment in Cincinnati, OH

R1V3 AT&T 2 2
Call Accounting System AT&T 300 2.1

Telecom Equipment in Dallas, TX

R2V4 AT&T 2 1
UNIX Operating System AT&T 3 1
Call Management System AT&T 2.28 1.1

Schedule C
Comdata Machines


Description Model S/N #

Andatco MICROP 211 15MQ1086402
AT&T 386 with Monitor
AT&T 572 Printer  406152983
AT&T 715 BCS Terminal  2412824
AT&T G3R PBX
AT&T Switchboard Console 302A1 94DR10601570
AT&T UPS for CMS
Codaram 23 inch cabinet
Drive  2113207042
Fujitsu Tape Drive M248581 JU220
Motorola CSU/DSU FT100S
Motorola UDS AID Modems 212
Motorola UDS Modem Racks RM16
PDM Rack with Modems
Racal Host Security Module
SMC Elite 108T Concentrator  3608TB
Sun Monitor  3651-1-1286-01
Sun Workstation  600-3295-1

Schedule C-1
Comdata Licensed Software


        Software Product            Vendor

R2V4 AT&T
Call Management System AT&T
Definity AT&T
R2V4 AT&T
UNIX Operating System AT&T
CMS AT&T
Call Management System AT&T
Call Accounting System AT&T
UNIX Operating System AT&T
Call Accounting System AT&T
R1V3 AT&T
R1V3 AT&T
Call Management System AT&T
Accts Rec: E MVS Dunn & Bradstreet
The Monitor for CICS Landmark Systems
Fixed Asset System Lawson Associates
Universe Lawson Associates
General Ledger, Prt. Writer Lawson Associates
Accounts Payable Lawson Associates
Sysview (FAQS) Legent Corporation
Control Source/Library System Network Concepts
Open Connect/FTP Clients Open Connect Systems
Open Connect/FTP Server Open Connect Systems
Enlighten Software Professionals
Enlighten Software Professionals
Supertracs/ISPF Sterling Software
Answer Sterling Software
DYL/280 II MVS Sterling Software
Supertracs/Combo Sterling Software
E-Maintenance Syntellect
Gateway Syntellect
Monitor Syntellect
Q-Tel 900 United Communications
TMF-Auditor/SQL Group USA Software

Schedule D
ISSC Machines


DESCRIPTION MAKE MODEL SERIAL #

14.4 Modem Intel 1114 212415
15 Local Area Data Sets Micom 400LD
2 Cabinets Memotec  A352382
2 Cabinets Memotec  A352381
3270 CPU IBM 5271 107951
360CE Laptop IBM 2620 HBZ35
360CE Laptop IBM 2620 GZP75
360CE Laptop IBM 2620 GZT42
360CE Laptop IBM 2620 HCG62
360CE Laptop IBM 2620 GZR26
360CE Laptop IBM 2620 HCF71
360CE Laptop IBM 2620 GZV11
360CE Laptop IBM 2620 HCF84
360CE Laptop IBM 2620 GZR50
360CE Laptop IBM 2620 GZP51
5 DBU's AT&T 839 FILI
8 Local Area Data Sets Micom 400LD
8 Local Area Data Sets Micom 400LD
8 Modems AT&T MPDM
8 Port Modem Assembly Microcom SXCH 1103380273
3 Port Modem Rack with mode Microcom SX/CH 404585
AS400 Disk Drive IBM 9336 16654
AS400 Disk Drive IBM 9336 34632
AS400 RACK IBM 9309 B3730
Async Multiplexors Teleglobe DM-2200 D930413
Async Multiplexors Teleglobe MC-2200 D930359
Async Multiplexors Teleglobe MC-2200 D930361
Async Multiplexors Teleglobe DM-2200 D930412
Async Multiplexors Teleglobe DM-2200 D930414
AT&T Monitor on Feline AT&T  33141
Auto Attdt/Voice Mail Dytel 9600M 167AC
Auto Attd/Voice Mail Dytel 9600M 196AC
Autodial CPU Panasonic Business Partner
Autodial CPU IBM PC
Autodial CPU Clone
Autodial CPU IBM PC
Autodial CPU IBM PC
Autodial CPU IBM PC
Autodial CPU Panasonic Business Partner
Autodial CPU Panasonic FX600F1 6GCKS03255
Autodial CPU Panasonic Business Partner
Autodial CPU Panasonic Business Partner
Autodial CPU Clone
Autodial CPU Panasonic Business Partner
Autodial CPU Panasonic Business Partner
Autodial CPU IBM PC
Autodial CPU Panasonic Business Partner
Autodial CPU CLONE
Autodial CPU Panasonic Business Partner
Autodial CPU Panasonic Business Partner
Autodial CPU IBM PC
Autodial CPU 18M PC
Autodial CPU Panasonic Business Partner
Autodial CPU IBM PC
Autodial CPU IBM PC
Autodial CPU Panasonic Business Partner
Autodial CPU Panasonic Business Partner
Autodial CPU IBM PC
Autodial CPU Panasonic Business Partner
Autodial CPU Panasonic Business Partner
Autodial CPU Panasonic Business Partner
Autodial CPU Panasonic Business Partner
Autodial CPU Panasonic Business Partner
Autodial CPU IBM PC
Autodial CPU Panasonic Business Partner
Autodial CPU Panasonic Business Partner
Autodial CPU Panasonic Business Partner
Autodial CPU Panasonic Business Partner
Autodial CPU Panasonic Business Partner
Autodial CPU Clone
Autodial CPU 18M PC
Autodial CPU Panasonic Business Partner
Autodial CPU Panasonic Business Partner
Autodial CPU Panasonic Business Partner
Autodial CPU Panasonic Business Partner
Autodial CPU Panasonic Business Partner
Autodial CPU Panasonic Business Partner
Autodial CPU Panasonic Business Partner
Autodial Modem Okidata Okitel 1200 9080326A
Autodial Modem Okidata Okitel 1200 9080750A
Autodial Modem Okidata Okitel 1200 9060202A
Autodial Modem Okidata Okitel 1200 90616598
Autodial Modem Okidata Okitel 1200 9061662A
Autodial Modem Okidata Okitel 1200 11721A
Autodial Modem Okidata Okitel t200 9090386A
Autodial Modem Okidata Okitel 1200 906t115A
Autodial Modem Okidata Okitel 1200 9061186A
Autodial Modem Okidata Okitel 1200 9061066A
Autodial Modem Okidata Okitel 1200 9061117A
Autodial Modem Okidata Okitel 1200 9061660A
Autodial Modem Okidata Okitel 1200 9061112A
Autodial Modem Okidata Okitel 1200 9061064A
Autodial Modem Okidata Okitel 1200 9090387A
Autodial Modem Okidata Okitel 1200 909024EA
Autodial Modem Okidata Okitel 1200 9061189A
Autodial Modem Okidata Okitel 1200 9080301A
Autodial Modem Okidata Okitel 1200 9080689A
Autodial Modem Okidata Okitel 1200 9070072A
Autodial Modem Okidata Okitel 1D0 9061658A
Autodial Modem Okidata Okitel 1200 9070064A
Autodial Modem Okidata Okitel 1200 9061185A
Autodial Modem Okidata Okitel 1200 9061663A
Autodial Modem Okidata Okitel 1200 9090243A
Autodial Modem Okidata Okitel 1200 9070190A
Autodial Modem Okidata Okitel 1200 9061114A
Autodial Modem Okidata Okitel 1200 9061653A

Autodial Modem Okidata Okitel 1200 9061116A
Autodial Modem Okidata Okitel 1200 9090244A
Autodial Modem Okidata Okitel 1200 9090246A
Autodial Modem Okidata Okitel 1200 9080303A
Autodial Modem Okidata Okitel 1200 9080681A
Autodial Modem Okidata Okitel 1200 9061011A
Autodial Modem Okidata Okitel 1200 9091385A
Autodial Modem Okidata Okitel 1200 9061187A
Autodial Modem Okidata Okitel 1200 9090241A
Autodial Modem Okidata Okitel 1200 9061068A
Autodial Modem Okidata Okitel 1200 9061205A
Autodial Modem Okidata Okitel 1200 909024lA
Autodial Modem Okidata Okitel 1200 11722A
Autodial Modem Okidata Okitel 1200 9061065A
Autodial Modem Okidata Okitel 1200 9061188A
Autodial Modem Okidata Okitel 1200 9080566A
Autodial Modem Okidata Okitel 1200 9061661A
Autodial Monitor Panasonic Monochrome
Autodial Monitor IBM Monochrome
Autodial Monitor IBM Monochrome
Autodial Monitor IBM Monochrome
Autodial Monitor IBM Monochrome
Autodial Monitor IBM Monochrome
Autodial Monitor Panasonic Monochrome
Autodial Monitor Panasonic Monochrome
Autodial Monitor IBM Monochrome
Autodial Monitor IBM Monochrome
Autodial Monitor Panasonic Monochrome
Autodial Monitor Panasonic Monochrome
Autodial Monitor Panasonic Monochrome
Autodial Monitor IBM Monochrome
Autodial Monitor Panasonic Monochrome
Autodial Monitor IBM Monochrome
Autodial Monitor IBM Monochrome
Autodial Monitor IBM Monochrome
Autodial Monitor Panasonic Monochrome
Autodial Monitor Panasonic Monochrome
Autodial Monitor Panasonic Monochrome
Autodial Monitor Panasonic Monochrome
Autodial Monitor IBM Monochrome
Autodial Monitor IBM Monochrome
Autodial Monitor Panasonic Monochrome
Autodial Monitor Panasonic Monochrome
Autodial Monitor IBM Monochrome
Autodial monitor Panasonic Monochrome
Autodial Monitor Panasonic Monochrome
Autodial Monitor Panasonic Monochrome
Autodial Monitor Panasonic Monochrome
Autodial Monitor Panasonic Monochrome
Autodial Monitor Panasonic Monochrome
Autodial Monitor Panasonic Monochrome
Autodial Monitor Panasonic Monochrome
Autodial Monitor Panasonic Monochrome

Autodial Monitor Panasonic Monochrome
Autodial Monitor Panasonic Monochrome
Autodial Monitor IBM Monochrome
Autodial Monitor Panasonic Monochrome
Autodial Monitor IBM Monochrome
Autodial Monitor Panasonic Monochrome
Autodial Monitor Panasonic Monochrome
Autodial Monitor Panasonic Monochrome
Autodialer Racal Vadic
Autodialer Racal Vadic
Autodialer Racal Vadic
Autodialer Racal Vadic
Aux Cabinet AT&T J543886N 13534
Aux Cabinet AT&T J58886N 68306
Bridge Retix 4810 0446D1
Bridge Retix 4810 04411E
Cabinet AT&T  25545
Card Expansion Unit IBM 4577 18679
Card Expansion Unit IBM 5030 35094
rd Read Punch IBM 1442 40958
rd Sorter IBM 83 unknown
Cartridge Tape Drives IBM 3480 62805
Cartridge Tape Drives IBM 3480 65439
Cassette Drive IBM 7207 46581
CMS Console AT&T 4425 614259424L
CMS System 11 AT&T XM140SS 9950126
COAX Mux IBM 3299 4210
COAX Mux IBM 3299 52863
Communication Controller IBM 3725 1636
Communication Controller IBM 3725 697
Communication Equipment OTC 850XL 78938
Communication Equipment Memotec 224 Series II
Communication Equipment Memotec MP9000 1182
Communication Equipment Memotec MP9000 1180
Communication Equipment Memotec MC508 AB1023
Communication Equipment Memotec DM 456 A81728
Communication Switch IBM 3728 7064
Communication Switch IBM 3728 7063
Communications Controller IBM 3274 15962
Communications Controller IBM 3274 G3242
Communications Controller IBM 3274 F1282
Communications Controller IBM 3274 G6855
Communications Controller IBM 3274 87088
Communications Controller IBM 3274 G3243
Communications Controller IBM 3274 F4513
Communications Controller IBM 3274 G3245
Communications Controller IBM 3174 N7791
Communications Processor Jupiter NPSD614/A W00151
Communications Processor Jupiter NPSS608/A W00118
Communications Processor Jupiter INlPSD614/A W00216
Communications Processor Jupiter NPS9614/A W00130
Communications Processor Jupiter FJPS9614/A W00528
Communications Processor Jupiter NPSS614/A W00129

Communications Switch IBM 3728 7172
Communications Switch IBM 3728 7115
Communications Switch IBM 3728 7114
Communications Stitch IBM 3728 7116
Comm. Controller IBM 3726 580
Comm. Controller IBM 3726 198
Controller IBM 3725 7925
Controller IBM 3274 E4008
Controller Telex 2742C 10433
Controller IBM 3274 H8113
Controller IBM 3274 E4007
Controller IBM 3274 34724
Controller IBM 3274 E3286
Controller IBM 3274 D4217
Controller IBM 3274 E4006
Controller IBM 3274 H5210
Controller IBM 3274 F0621
Controller IBM 3274 G8127
Controller IBM 5394 8510
Controller IBM 3274 F10818
Controller IBM 3274 H4349
Controller IBM 3274 E6315
Controller IBM 3725 7393
Controller IBM 3274 F3750
Controller IBM 3274 F2397
Controller IBM 3274 E0408
Controller IBM 3274 90129
Controller IBM 3274 84466
Controller IBM 3274 17768
Controller Telex 274C2 10431
Controller Telex 2742C 10430
Controller IBM 3274 F0936
Controller IBM 3274 90940
Controller IBM 3274 D8801
CPU IMS 486DX50 DX501932
CPU IMS 486DX2/66 2125M
CPU IMS 486DX33 486DX331701
CPU IMS 486DX50 DX214331
CPU AT&T WGS6286 89570900940
CPU IMS 486DX50 DX50702
CPU IMS 486DX2/66 2126M
CPU IMS 486DX33 486DX331702
CPU IMS 486DX50 DX214343
CPU IMS 486DX50 48650071052
CPU IMS 486DX50 4865007125
CPU AT&T 6286 6413600
CPU IMS 486DX50 4865007122
CPU IMS 486DX2/66 2123M
CPU AT&T WGS6386 895708005977
CPU IMS 386 SM256169212
CPU IMS 486SX33 11178
CPU IMS 486DXS DX214333
CPU IMS 486DX50 4865007123

CPU IMS 486DX50 DX501935
CPU IMS 486DXS0 DX50934
CPU IMS 486DX50 DX501932
CPU AT&T WGS6286 6450506
CPU IMS 486DX50 4865007095
CPU IMS 486DX33 486DX3311
CPU IMS 486DX50 DX501931
CPU MacIntosh IICI F2188CMF9803LL/A
CPU IMS 486DX50 4865007105
CPU IMS 486DX33 11179
CPU IMS 486DX50 48650070951
CPU IMS 486DXS0 DX50931
CPU AT&T WGS6286 6441947
CPU IMS 486DX2/66 2437M
CPU MacIntosh IICI F10342A3740
CPU IMS 486DX2/66 2127M
CPU IMS 486DX50 4865007124
CPU DSH 486DX/33 1246
CPU IMS 4436SX25 486250613
CPU IMS 486DX2/66 2505S
CPU IMS 486DX2/66 2128M
CPU AT&T WGS6286 6424742
CPU AT&T WGS62-XP1330 6444730
CPU IMS 486DX33 486DX331703
CPU AT&T PC7300 370429045
CPU IMS 486DX50 DX501930
CPU IMS 486DX50 486500712
CPU IBM S1960 35160
CPU IMS 486DX50 DX50933
CPU IMS 486DX50 DX50701
CPU IMS 486DX246 486660713
CPU IMS 386SX 114838
CPU IMS 486DX50 DX214332
CPU IMS 486DX50 DX50701011
CPU Computrend 38S33 AM9480-0326
CPU AT&T WGS6286 6450304
CPU AST BRAVO 5 TWA1066749
CPU IMS 486DX50 214344
CPU UDS V.3225 59044
CPU Computrend 386 PC 9242-0725
CPU IMS 486DX50 7865007126
CPU IMS 486DX50 4865007121
CPU IMS 486DX33 486DX331704
CPU FastData 486SX25 33920
CPU FastData 486SX25 339211
CPU AST Bravo 286 TWA1090453
CPU AT&T 6286WGS 6426763
CPU FastData 486XC25 337767
CPU CCDI  926212R
CPU FastData 486SX25 337765
CPU CCDI  92621-SH
CPU CCDI  926214H
CPU IBM 5160 5107108

CPU Wyse  1079012
CPU FastData 486SX25 337768
CPU FastData 486SX25 339208
CPU AST Bravo 286 166676
CPU IBM PS/2 62959
CPU IMS 486DX2/66 2436M
CPU IMS 486DX2/66 25095
CPU Leading Edge D3SC 14011203213
CPU Vanguard 386SX25 9210009800
CPU IBM 8580 8020579
CPU FastData 486SX25 337766
CPU ICAS 486DX50 214345
CPU AT&T 286 6443811
CPU (Feline) AT&T 6286 6426598
CPU-CMS AT&T 4425 614259519L
CPU-CMS AT&T 3B2-600 880C05952417
CPU-CMS AT&T 3B2-600 880C0295
CPU-CMS) Black Black CSU/DSU MS 337A4785
CTX Monitor CTX 6468 42306261
Data Set Ark EASI1B 3764178
Data Set Codex LS1 9600 63109
Datascope Digilog 320 380901D
Digital Switch Panel Spectron
Disk Mux DSU Eazy TM421187A
Disk Drive IBM 9335 B5D09
Disk Drive IBM 9335 B4E3B
Disk Drive IBM 9335 C4ERDE
Disk Drive IBM 9335 B5ECC
Disk Drive IBM 9335 D382F
Disk Drive IBM 9335 83431
Disk Drive Rack IBM 9309 23478
Disk Drive Rack IBM 9309 82674
Disk Drive Rack IBM 9309 23628
Disk Drives IBM 9335 84243
Disk Drives IBM 9335 A2CF6
Diskette Drive IBM 9331 15353
DS1 Test Set Plantronics Wilcom T30801A 1743
Duplicated Common Control C AT&T J58886K 13521
Ext Scsi Drive Micropolis 1.7 GB 4011229075
Ext Tape Drive Connor 2 GB LBA10440
Fax Machine Murata F-50 F5Y01200021031L
Fax Machine Okifax OKIFAX 800 130898
Fax Machine Okifax 800 130903
G2 CMS Workstation AT&T  1204990
Generators PILLER GENERATOR 1136358
Generators PILLER PARALLEL UNIT
Generators PILLER GENERATOR 1182295
HDMS MICROCOM HSMS 445045
HDMS MICROCOM HDMS 444931
Info Window IBM 3476 19345
lk Jet Printer HP 550C SG39N260GD
Inspector MCPU Graham Magnetics 650000R2 4105
Laptop IMS 386SX Laptop D0002403

Laptop P.C. Zenith ZFL-181 8351118602
Laptop P.C. Toshiba T1000 11832590
Laser Printer H.P. LaserJet III 3104JD4268
Laser Printer H.P. LaserJet III 3105J32921
LDDS Black Box LD485S
LDDS Black Box ME711B 923P5032
LDDS Black Box ME711B 915P1772
MAU IBM 8228 WK099
MAU IBM 8228 XT367
MAU IBM 8228 WK095
MAU IBM 8228 87BDV
MAU IBM 8228 468DW
Microfilm Reader Northwest 575 H046849
Modem IBM 5853 24843
Modem Multitech V.32 2024189
Modem IBM 5853 75591
Modem IBM 5853 24836
Modem IBM 5853 24844
Modem IBM 5853 24839
Modem Microcom AX/2400C 1303161468
Modem IBM 5853 24762
Modem Everex 24E 0945A-00
Modem AT&T 4024 89MG10015230
Modem UDS V.3225 44568
Modem IBM 5853 24835
Modem IBM 5853 9506
Modem MultiTech V.32 2031278
Modem AST 2X2400 393
Modem Okidata CLP296 OO90084
Modem IBM 5853 24756
Modem UDS 32X 7455
Modem IBM 5853 24841
Modem IBM 5866 93871
Modem Black Box SW010B 613016996
Modem IBM 5853 24840
Modem UDS V.3225 5034
Modem MultiTech MT1432 3203726
Modem IBM 5853 24838
Modem IBM 5853 24761
Modem Okidata CLP296 90119
Modem IBM 5853 24761
Modem UDS 9648T OO8690
Modem AST 2X2400 US000495
Modem IBM 5855 24842
Modem UDS V.3225 36019
Modem IBM 5853 24837
Modem AST 2X2400 US000619
Modem Okidata CLP296 90101
Modem Microcom AX-2400C 14030-28420
Modem 2400 Microcom AX2400/C D31309124
Modem 2400 Microcom AX2400/C B313131213
Modem Cabinet ROCKWELL  G36800/A
Modem Eliminators Black Box RM700A 037P1771

Modem Eliminators Black Box RM700A 13401112
Modem Eliminators Black Box RM7008 040P2128
Modem Rack with 16 V.32 Mo UDS RM16M
Modem Rack with 16 V.32 Mo UDS RM16M
Modem Rack with 16 V.32 Mo VDS RM16M
Modem Rack with 16 V.32 Mo UDS RM16M
Modem Rack with 16 V.32 Mo UDS RM16M
Modem Rack with 16 V.32 Mo UDS RM16M
Modem Rack with 16 V.32 Mo UDS RM16M
Modem Rack with 16 V.32 Mo UDS RM16M
Modem Rack with 16 V.32 Mo UDS RM16M
Modem Rack with 16 V.32 Mo UDS RM16M
Modem Rack with 16 V.32 Mo UDS RM16M
Modem Rack with 16 V.32 Mo UDS RM16M
Modem Rack with 16 V.32 Mo UDS RM16M
Modem Rack with 16 V.32 Mo UDS RM16M
Modem Rack with 16 V.32 Mo UDS RM16M
Modem Rack with 16 V.32 Mo UDS RM16M
Modem Rack with 16 V.32 Mo UDS RM16M
Modem Rack with 16 V.32 Mo UDS RM16M
Modem Rack with 16 V.32 Mo UDS RM16M
Modem Rack with 16 V.32 Mo UDS RM16M
Modem Rack with 16 V.32 Mo UDS RM16M
Modem Rack with 16 V.32 Mo UDS RM16M
Modem Rack with 16 V.32 Mo UDS RM16M
Modem Rack with 16 V.32 Mo UDS RM16M
Modem Rack with 16 V.32 Mo UDS RM16M
Modem Rack with 16 V.32 Mo UDS RM16M
Modem Rack with 16 V.32 Mo UDS RM16M
Modem-CMS AT&T  890C01950710
Modem-CMS AT&T  890C02950224
Module Control Cabinet AT&T J58886B 33384
Module Control Cabinet AT&T J58886B 68308
Module Control Cabinet AT&T J58886B 13528
Module Control Cabinet AT&T J58886B 68309
Module Control Cabinet AT&T J58886B 68311
Module Control Cabinet AT&T J58886B 13532
Module Control Cabinet AT&T J58886B 68307
Module Control Cabinet AT&T J58886B 68310
Module Control Cabinet AT&T J58886B 13530
Monitor IBM 8512 120828
Monitor CTX 6468 42306729
Monitor CTX 6468 35101243
Monitor CTX 1461 32001622
Monitor CTX SVGA 6468ES A10-42401996
Monitor Panasonic Business Partner
Monitor VIEWSONIC 7031 1623486294
Monitor CTX SVGA 6468ES A1042402071
Monitor CTX 5486 249009343
Monitor CTX 6468 42003727
Monitor Samsung 4571 504010
Monitor CTX 1451 402051
Monitor CTX SVGA 6468ES A10-42402011

Monitor CTX 1452 40806612
Monitor AST VGA C1492
Monitor CTX 1451 40806612
Monitor AT&T 329M 888610007109
Monitor Mitak SVGA N-30109634
Monitor AST
Monitor Tatung monochrome 90700171
Monitor CTX 1451 4050345
Monitor AST CVGA 14771
Monitor AT&T
Monitor Leading Edge CMON.28 501012018617
Monitor IBM PC
Monitor IBM 5153 394699
Monitor ADC MM411 1450038065
Monitor CTX SVGA COLOR A40-24702129
Monitor CTX SVGA COLOR A40-31203863
Monitor CTX CVP-5468A K40-24900042
Monitor CTX SVGA COLOR A40-30201294
Monitor MacIntosh
Monitor CTX CVP-5468A K40-24900093
Monitor CTX SVGA COLOR A40-31201268
Monitor Viewsonic 6E 3720800129
Monitor Magnavox Professional
Monitor CTX SVGA COLOR A70-23100792
Monitor AT&T Monochrome 885408039197
Monitor AT&T CRT 313 1795023
Monitor CTX SVGA COLOR A40-31203958
Monitor CTX CVP-5468A K40-24900007
Monitor CTX SVGA 6468ES A10-42402053
Monitor AT&T Monochrome 88547031115
Monitor CTX CVP-5468A A40-3023285
Monitor CTX SVGA COLOR A40-31203855
Monitor CTX SVGA COLOR A40-31405011
Monitor Viewsonic 7031 1620156510
Monitor CTX SVGA COLOR A70-S3100638
Monitor CTX SVGA COLOR A40-31404983
Monitor AT&T
Monitor CTX SVGA COLOR A70-23100528
Monitor CTX SVGA COLOR A40-31203878
Monitor CTX SVGA COLOR A40-31203879
Monitor CTX CVP-5468A K40-24900110
Monitor Arcus CM-1402A 4310310088
Monitor AT&T
Monitor AT&T WGS6286 6424742
Monitor AT&T Monochrome 898610029645
Monitor CTX SVGA COLOR A40-31203106
Monitor CTX SVGA COLOR A40-23400727
Monitor CTX SVGA COLOR a40-24702128
Monitor CTX CVP-5468A A40-30601131
Monitor CTX SVGA COLOR A40-31101227
Monitor IBM 5272 F7634
Monitor CTX SVGA COLOR A40-31101119
Monitor CTX SVGA COLOR A40-31404955

Monitor CTX SVGA COLOR A40-23100614
Monitor Viewsonic 6E 1814020715
Monitor CTX CVP-5468A A40-30201275
Monitor AST  0024UIC1545
Monitor CTX 1451 4050338
Monitor CTX 1451 40401033
Monitor CTX CVP-5468A A40-30601146
Monitor Viewsonic 7031 1620156638
Monitor Panasonic Business Partner
Monitor CTX SVGA COLOR A40-31203885
Monitor CTX SVGA COLOR A40-25302334
Monitor IBM 5272 A1966
Monitor CTX SVGA COLOR A40-30600652
Monitor Premio Premio 96460168
Monitor AT&T CRT 314 885402005606
Monitor CTX CVP-5468A A40-30203245
Monitor AT&T
Monitor AT&T CRT 314 885402008286
Monitor CTX CVP-5468A K40-24900006
Monitor CTX SVGA COLOR A40-25001692
Monitor CTX SVGA COLOR A40-30201303
Monitor CTX CVP-5468A K40-24900134
Monitor CTX 1451 40401049
Monitor CTX 1451 3470556
Monitor CTX SVGA 41960118
Monitor Panasonic Business Partner
Monitor for Remote Print Arcus CM-1042 4310310087
Multi Port Spooler II Black Box P1523 9051856
Multiplexor IBM 3299 C8933
Multiplexor IBM 3299 C8874
Multiplexor IBM 3299 C2715
Multiplexor IBM 3299 C9923
Multiplexor IBM 3299 C8916
Multiplexor IBM 3299 C8993
Multiplexor IBM 3299 C0421
Multiplexor IBM 3299 C2176
Multiplexor IBM 3299 C8929
Multi-Protocol Intellegent Hub IBM 8250 93478
NEC Digital DS3 Multiplexor RC-28D  2345
Notebook Computer Avanti 25 103799
Notebook Computer Avanti 25 103779
Notebook Computer CTX EzBOOK 87795
Overhead Projector 3M 910 918441
PCM-CIA Token Ring Card IBM 9339 10762
Plazma screen IBM 3290 AT795
Plazma screen IBM 3290 A7783
Plotter HP 7475A 2325A75918
Plotter IBM 6180 A6273
Port Cabinet AT&T J58886C 68313
Port Cabinet AT&T J58886C 13533
Port Cabinet AT&T J58886C 68317
Port Cabinet AT&T J58886C 33386
Port Cabinet AT&T J58886C 68312

Port Cabinet AT&T J58886C 68315
Port Cabinet AT&T J58886C 13529
Port Cabinet AT&T J58886C 13531
Port Cabinet AT&T J58886C 68318
Port Cabinet AT&T J58886C 25543
Port Cabinet AT&T J58886C 25544
Port Cabinet AT&T J58886C 683t4
Port Cabinet AT&T J58886C 68316
Power Display 17 IBM 3818 12230
Power Display 17 IBM 3818 1410
Power Dist Unit Controlled Power 72C8DLX7SSD D2035990
Power Dist Unit Controlled Power 72C8DLX125SD D10041990
Printer Okidata m1182plus 812a0099092
Printer Okidata GE525OU 901A0100269
Printer Panasonic KXP10911 7KKALH83608
Printer Okidata GE5251B 504A0042040
Printer Hewlett Packard LaserJet III 3001A36328
Printer Okidata GE5250U 008A1146340
Printer Okidata GES2E0U 904A0115897
Printer IBM 6262 12562
Printer Panasonic KXP1091 6EKACU60363
Printer Okidata GE5250U 006A1132525
Printer NEC Pinwriter P6 580297732
Printer OMS LPP-410-1 2210
Printer Okidata GE5250B 706B03759125
Printer Okidata GE5250U 904A1016057
Printer Okidata GE5250 907A1039300
Printer IBM 4201 51472
Printer Okidata GE5250U 902A1001243
Printer Panasonic KX-P10911 7KKALH82773
Printer Epson LQ810 OA50205661
Printer Epson FX1050 OE10072002
Printer IBM PC Graphics 96542
Printer Okidata GE5250U 911A1080148
Printer Okidata GE5250B 812B0502092
Printer NEC P6 580264939NY
Printer IBM 6262 12563
Printer Epson LX-810 P80SA OA50205636
Printer Okidata 182 115899
Printer Panasonic KX-P4410 LASER 2LMBRK56957
printer Okidata GE52500 010A1187163
Printer Okidata GES250B 706B0379134
Printer IBM Pro Printer 3478438
Printer Okidata GE5250U 101A1216563
Printer Okidata GE5250U 101A1213595
Printer Okidata GE5250U 909A1062377
Printer IBM 4201 35636
Printer Okidata 5250 1025615
Printer Epson LQ810 OA50205655
Printer Okidata 182 1039120
Printer NEC Pinwriter P6 580297691
Printer Okidata GE5250U 911A1080612
Printer Okidata GE5250U 901A0100281

Printer IBM 3287 H0987
Printer QMS PS810 2357
Printer OKIDATA 182 115897
Printer IBM 3812 51946
Printer IBM 5533 10775
Printer IBM Proprinter 44614
Printer Star NP10 270070310212
Printer Okidata GES250U 904A0115908
Printer Epson LQ850 0F21000830
Printer IBM 3820 966
Printer Okidata 182 1156346
Printer 18M 4029030 D0277
Printer Okidata 182 1062387
Printer IBM 4224 34741
Processor IBM 9406 28135
Protocol Converter Vendata Resolver VIII 1276
Protocol Converter IBM 5208 11826
Protocol Converter IBM 5208 12394
Protocol Converter IBM 3708 7280
Rapfax CPU AT&T Monochrome
Rapfax CPU AT&T 6286 WGS
Rapfax CPU AT&T Monochrome
Rapfax CPU AT&T 6286 WGS
Rapfax CPU AT&T 6286 WGS
Rapfax CPU AT&T WGS6 286 6450490
Rapfax CPU AT&T 6286 WGS
Rapfax CPU AT&T 6286 WGS
Rapfax CPU AT&T 6286 WGS
Rapfax CPU AT&T 6286 WGS
Rapfax CPU AT&T 6286 WGS
Rapfax CPU AT&T 6286 WGS 6425828
Rapfax CPU AT&T 6286 WGS
Rapfax CPU AT&T 6286 WGS
Rapfax CPU AT&T 6286 WGS
Rapfax CPU AT&T 6286 WGS
Rapfax CPU AT&T 6286 WGS
Rapfax CPU AT&T 6286 WGS
Rapfax CPU AT&T 6286 WGS
Rapfax CPU AT&T 6286 WGS
Rapfax CPU AT&T 6286 WGS
Rapfax CPU AT&T 6286 WGS
Rapfax CPU AT&T 6286 WGS
Rapfax Monitor AT&T Monochrome
Rapfax Monitor AT&T Monochrome
Rapfax Monitor AT&T Monochrome
Rapfax Monitor AT&T Monochrome
Rapfax Monitor AT&T Monochrome
Rapfax Monitor AT&T Monochrome
Rapfax Monitor AT&T Monochrome
Rapfax Monitor AT&T Monochrome
Rapfax Monitor AT&T Monochrome
Rapfax Monitor AT&T Monochrome
Rapfax Monitor AT&T Monochrome

Rapfax Monitor AT&T Monochrome
Rapfax Monitor AT&T Monochrome
Rapfax Monitor AT&T Monochrome
Rapfax Monitor AT&T Monochrome
Rapfax Monitor AT&T Monochrome
Rapfax Monitor AT&T Monochrome
Rapfax Monitor AT&T Monochrome
Rapfax Monitor AT&T Monochrome
Rapfax Monitor AT&T Monochrome
Rapfax Monitor AT&T Monochrome
Rapfax Monitor AT&T Monochrome
Rapfax Monitor AT&T Monochrome
Rapfax Monitor AT&T Monochrome
Rapfax Monitor AT&T Monochrome
Remote Print PC DSH RM\100 1245
Risc 6000 IBM 7013 39433
SCSI Dataswitch Dataswitch DDS1022 1259
Series 8 Multiple Modem Syste AJ M8 3073
Shredder DESTROYIT 2206
S   rs Black Box TL604 N/A
Stat 24 MUX Black Black Stat 24
Stat 24 MUX Black Black Stat 24
Stat 24 MUX Black Black Stat 24
SVGA Monitor CTX 6468 43704096
SVGA Monitor CTX 1451 44200849
SVGA Monitor CTX 6468 42309554
SVGA Monitor CTX 1451 44201208
SVGA Monitor C5X 1451 44201204
Switch Sys 75 AT&T SD-66983-01 10000230540
Sync Multiplexors Teleglobe MC508 C930054
Sync Multiplexors Teleglobe MC508 C930052
System 85 - R2V5 AT&T Generic II 5683190
S/1 Cabinet #10 IBM 4997 22538
S/1 Cabinet #2 IBM 4997 39522
S/1 Cabinet #3 IBM 4997 47248
S/1 Cabinet #4 IBM 4997 38812
S/1 Cabinet #5 IBM 4997 31890
S/1 Cabinet #6 IBM 4997 none
S/1 Cabinet #7 IBM 4997 32833
S/1 Cabinet #8 IBM 4997 20857
Tape Control Unit IBM 3480 19067
Tape Drive Colorado Mem Trakker 250 50174274
Tape Drive Cypher 995 C900050975
Tape Drive Colorado Mem Trakker 250 50174267
Tape Drive IBM 3422 A6620
Tape Drive (Cart) IBM 3480 64494
Tape Drive (Cart) IBM 3480 64221
Tape Unit IBM 3420 M1974
Tape Unit IBM 3420 72517
Tape Unit IBM 3420 M5954
Terminal IBM WY-50 20557
Terminal Memorex-TElex 1192F 99494
Terminal HP 700-43 3041A06695

Terminal IBM 3197 EP390
Terminal Lear Seigler ADM-31 411229
Terminal Wyse WY-50 1161860
Terminal Televideo 905 22A-A88112979E
Terminal IBM 3180 EZ287
Terminal HP 700-43 3101A07561
Terminal IBM 3727 A5747
Terminal IBM 3191 W5164
Terminal IBM 3191 W5211
Terminal IBM 3197 EP399
Terminal IBM 3205 1591
Terminal IBM 3178 GW816
Terminal Wyse  1055821
Terminal IBM 3191 W5150
Terminal DIGITAL VT220 TA733L0255
Terminal Console Wyse WY-50 10501543
Terminal Server Xylogics Annex 3 47306
Time Mulpxr Cabinet AT&T J58886F 13536
TMS/RMI Cabinet AT&T J58886F 68320
Transmission Test Set HP 4935A 2314A04999
Typewriter IBM Selectric II
Typewriter IBM 670X 50th Anniversary
UDS 801 UDS 801 A/C 7862
UDS Modem UDS V.3225 40055
UPS APC 600 B93060527671
UPS APC 600 B94104177550
UPS APC 600 B93060527635
V4 CMS Workstation AT&T  1204988
Videodisk Player Sony LDP-1450 813736
Videodisk Player Sony LDP-1450 813511
Voice Response Cabinet Syntellect Emperor 23465
Voice Response Cabinet Syntellect Emperor 23077
Voice Response Cabinet Syntellect Emperor 23636
Voice Response Cabinet Syntellect Emperor 22857
Voice Response Cabinet Syntellect Emperor 21886
Voice Response Cabinet Syntellect Emperor 22859
Voice Response Cabinet Syntellect Emperor 23025
Voice Response Unit Syntellect Premier 23378
Voice Response Unit Syntellect Premier 21830
Voice Response Unit Syntellect Premier 22794
Voice Response Unit Syntellect Premier 21642
Voice Response Unit Syntellect Premier 23261
Voice Response Unit Syntellect Premier 21988
Voice Response Unit Syntellect Premier 21615
Voice Response Unit Syntellect Premier 23798
Voice Response Unit Syntellect Premier 23144
Voice Response Unit Syntellect Premier 22978
Voice Response Unit Syntellect Premier 25004
Voice Response Unit Syntellect Premier 22446
Voice Response Unit Syntellect Premier 23386
Voice Response Unit Syntellect Premier 23264
Voice Response Unit Syntellect Premier 23145
Voice Response Unit Syntellect Premier 23137

Voice Response Unit Syntellect Premier 23142
Voice Response Unit Syntellect Premier 22070
Voice Response Unit Syntellect Premier 23092
Voice Response Unit Syntellect Premier 22549
Voice Response Unit Syntellect Premier 23173
Voice Response Unit Syntellect Premier 22792
Voice Response Unit Syntellect Premier 22936
Voice Response Unit Syntellect Premier 23824
Voice Response Unit Syntellect Premier 25220
Voice Response Unit Syntellect Premier 23146
Voice Response Unit Syntellect Premier 21983
Voice Response Unit Syntellect Premier 21796
Voice Response Unit Syntellect Premier 23807
Voice Response Unit Syntellect Premier 21401
Voice Response Unit Syntellect Premier 23826
Voice Response Unit Syntellect Premier 22791
Voice Response Unit Syntellect Premier 21637
Voice Response Unit Syntellect Premier 23718
Voice Response Unit Syntellect Premier 23174
Voice Response Unit Syntellect Premier 23263
Voice Response Unit Syntellect Premier 22732
Voice Response Unit Syntellect Premier 23269
XStation 140 IBM 7010 25117
Printer Okidata 5250 394494
Terminal AT&T 53D4102AA 901300903594
Digital Analyser Cook NT7M25AA G06-22-423
Printer Okidata 250U 1038790
MPDM AT&T SD-10327-01 4009625
Switch AT&T Sys 75 030-005-595-2
Monitor AT&T CRT314 885403011193
Modem AT&T MPDM SD1D32741
CPU AT&T 6300 170154
Monitor AT&T 56D 187102529L
Modem AT&T 2224CEO 91P058821786
CPU-CMS AT&T 3B2-400 860C10951221
Digital Announcer AT&T NT7M100AA G0916103
CPU-CAS AT&T 300 6446082
Modem AT&T 2192 89MG10007830
Digital Announcer AT&T 2680 G0917006
Digital Announcer AT&T 2680 G0916105
Switch Sys 75 AT&T SD66969-01
Printer Okidata ML182 1038785
Terminal Tandem 6526 AEU19
Printer Okidata 182 80280436541
Terminal Tandem 6526 ARR52
Terminal Tandem 6526 ABZ17
Printer Data Products LM 615 2926A07972
Printer Tandem 5516 2629A00953
Printer Tandem 5516 2629A01058
Terminal Tandem 6526 ABB65
printer HP Laserjet IV USBB107356
PC Dell 486SX25 2GR57
Laser Printer HP Laserjet III 3303J84130

Paper White Monitor CornerStone DP120 1696-D
PC Dell 486DX2-50 2CZDJ
Paper White Monitor CornerStone DP120 14719
Laser Printer HP Laserjet IV USBB108231
Laser Printer HP Laserjet III 304BA34500
Paper White Monitor CornerStone DP120 19377-D
Laser Printer HP Laserjet III 3034J84169
PC Dell 486DX2-50 2CZDG
Terminal Tandem 6526 AVM94
Terminal Tandem 6532 10153
PC Dell 486DX2-50 2CZ93
PC Dell 4B6DX2-50 2CZCX
PC Dell 486DX2-50 2CZCT
PC Dell 486DX2-50 2CZD7
PC Dell 486DX2-50 2GR55
PC Dell 486DX2-50 2CZ8M
PC Dell 486DX2-50 2CZ98
PC Dell 486DX2-50 2CZ9X
PC Dell 486DX2-50 2CZ91
Printer Tandem LA34-DA 83990
PC Dell 486DX2-50 2CZ9N
PC Dell 486/66 3444T
PC Dell 486/66 340SN
PC Dell 486/66 2CXNR
PC Dell 486/66 2CY13
Terminal Tandem 6526 A72883
Terminal Tandem 6531 24737H139
Paper White Monitor CornerStone DP120 1582-D
K1000 CPU w/32MB Tandem  H12ZTT
Paper White Monitor CornerStone DP120 14701
Disk Drive Tandem 4240 TJ47110
PC Dell 486SX25 2GR63
Paper White Monitor CornerStone DP120 1701-D
CLX Tape Cabinet Tandem
Tape Drive Tandem 5107 3008A02025
CLX Cabinet 1 Tandem
K1000 CPU w/32MB Tandem  H12ZUJ
Disk Drive Tandem 4250 SR708515
Disk Drive Tandem 4240 TJ29334
PC Dell 486SX25 2GRSV
Disk Drive Tandem 4230 S08KEZ
MFC Controller Tandem 3681 9122
MFC Controller Tandem 3681 8691
Ethernet Controller Tandem 3612 H0S4NN
3606 Controller Tandem 3606 4702
PC Dell 486DX2-50 2CZDC
3606 Controller Tandem 3606 1424
Paper White Monitor CornerStone DP120 1579-D
PC Dell 486SX25 2GR5X
Paper White Monitor CornerStone DP120 16241-D
PC Dell 486SX25 2CBR5D
PC Dell 486SX25 2GR61
Paper White Monitor CornerStone DP120 14786-D

PC Dell 486SX25 2GR59
Paper White Monitor CornerStone DP120 14717
PC Dell 486SX25 2GR5Z
Paper White Monitor CornerStone DP120 19372-D
PC Dell 486SX25 2GRSC
Paper White Monitor CornerStone DP120 15101-D
Paper White Monitor CornerStone DP120 19373-D
Paper White Monitor CornerStone DP120 1700-D
Paper White Monitor CornerStone DP120 20302-D
PC Dell 486SX25 2GR5H
PC Dell 486SX25 2GR58
Paper White Monitor CornerStone DP120 16238-D
PC Dell 486SX25 2GR67
Paper White Monitor CornerStone DP120 20300-D
PC Dell 486SX25 2GR56
PC Dell 486DX2-50 2CZDK
Control Unit HP 3274 K7014
Optical Library HP C1710C-100 3268A0015G
Printer HP Laserjet III USSB035817
Terminal Tandem 6526 AE622
Printer Okidata 182 907A1038943
Flat Screen Monitor NEC 3FGX 15" .281024 M31588A
PC Dell 486DX2-50 2CZCY
Flat Screen Monitor NEC 3FGX 15" .28 1024 M31537A
Controller- pc cards IBM 5294 55273
PC Dell 486DX2-50 2CZCW
Terminal Tandem 6526 AVK42
INX 5000 3Slot Chassis Racal INX5000 10084198
Personal Computers Tandem 6AX40 6AX40
Scanner Fujitsu M3093E 2288
Monitor Dell 15FS 15" .28 1024 33480125
PC Tandem MLAD 20141116
PC Tandem 386SX16 UPS7022645
PC Tandem 386SX16 UPS7022641
PC Tandem 386SX16 UPS7019883
Controller- pc cards IBM 5394 8548
24 Post Ethernet Hub Racal INX5000
12 Port Ethernet Hub Racal INX5000
Terminal Tandem 6526 AO239
ROM Burner Yamaha
Disk Drive - 2000 MB Tandem 4510 COLPMU
2GB External Drive Seagate  N3039593
2GB External Drive Seagate  N3013687
Tape Racks
Monitor Viewsonic 15" monitor
Monitor Viewsonic 17" SVGA
Tape Backup System
Dell Pentium PC Dell
Laser Printer HP Laserjet III 3120J57723
Pentium PC Dell Dimension P-90
dem Memory Upgrade Tandem
Optical Jukebox Model 40T HP C1700T 3332A00396
Modem Hayes internal N Wallace

Modem Hayes internal T Kipp
Modem Hayes internal A Ables
Printer Okidata 182 206A0057817
Personal Computers Tandem 6AX40 A-JEC70
Printer Okidata 182 206A0034Z4
CD-ROM Tandem  1 X60002793
Terminal Tandem 6530 10863
PC Dell 486DX2-50 2CZB9
Terminal Tandem 6526 ML64
Terminal Tandem TS-530 2101155
Flat Screen Monitor NEC 3FGX 15" .28 1024 M11525A
Terminal Tandem 6526 AH3774
Printer Data Products LM615 2904A07061
Terminal Tandem 6530 13205
Personal Computers Tandem 6AX40 A-1292
Flat Screen Monitor NEC 3FGX 15" .28 1024 M31596A
Laser Printer H.P. LaserJet III 3105466J32922
Printer TI 820 482005164
Rack #4 Tandem
Rack #3 Tandem
Rack #2 Tandem
Rack #1 Tandem
CO-ROM Tandem  1X60004361
Controller - pc cards IBM 5294 55275
Printer Okidata 182 206A0057793
Terminal Tandem TS 530 2104748
Terminal Tandem 6530 NONE
Scanner Fujitsu M3096E 1137
Terminal Tandem TS-530 2277894
Printer Okidata 320 1 02C048581
Flat Screen Monitor NEC 3FGX 15" .28 1024 M31590A
Controller- pc cards IBM 5294 55274
PC Dell 486DX2-50 2CZCQ
Monitor Dell 15FS 15" .28 1024 324A5335
PC Dell 486DX2-50 2CZD3
PC Dell 486DX2-50 2CZDQ
Flat Screen Monitor NEC 3FGX 15t .28 1024 M33033A
PC Dell 486SX25 2GR64
Optical Drive HP C171 6C Corsair 5.25 3264ACL1936
Terminal Tandem 6526 AJ240
Terminal Tandem TS-530 2185354
Controller- pc cards IBM 5294 55447
PC Dell 486DX2-50 2CZBL
Printer Okidata 182 906A1025774
3601 Controller Tandem 3601 HOPMBU
3606 Controller Tandem 3606 444
Disk Drive - 2000 MB Tandem 4510 COLPM5
Disk Drive - 2000 MB Tandem 4510 COLPM3
MFC Controller Tandem 3681 HOS03A
K1000 CPU w/32MB Tandem K1000 H128KD
K1000 32MB Memory Board Tandem K1000 H1251S
K1000 CPU w/32MB Tandem K1000 H1231J
K1000 32MB Memory Board Tandem K1000 HOXEOH

Disk Drive Tandem 4230 S08KEW
Disk Drive Tandem 4230 S08KEN
3606 Controller Tandem 3606 4600
MFC Controller Tandem 3681 HORZYL
3601 Controller Tandem 3601 FJ04V8R
3606 Controller Tandem 3606 4596
3606 Controller Tandem 3606 4218
3601 Controller Tandem 3601 HORVBZ
32 port Mux Racal Milgo Omnimux 322 ZW02037
32 port Mux Racal Milgo Omnimux 322 ZW03911
32 port Mux Racal Milgo Omnimux 322 ZW06215
CLX Cabinet 1 Tandem
3606 Controller Tandem 3606 4550
DSU Racal Milgo 556RD AES2386
Ethernet Controller with Trans Tandem T/3613-1 HORVMO
MFC Controller Tandem 3681 13702
3605 controller Tandem 3605 5412
3602 Controller Tandem 3602 HOS7KE
Disk Controller Tandem 3126 V03RDE
Controller Tandem 3126 V031N0
Cabinet 1A Tandem
Disk Drive Tandem 4250 SR285436
Disk Drive Tandem 4250 SR285439
3606 Controller Tandem 3606 5320
Disk Drive Tandem 4250 4424623
Disk Drive Tandem 4250 44241O4
MFC Controller Tandem 3681 21342
MFC Controller Tandem 3681 21334
3606 Controller Tandem 3606 7828
3506 Controller Tandem 3606 6858
32 port Mux Racal Milgo Omnimux 322 ZW05951
DSU Racal Milgo 556RD AES5515
DSU Racal Milgo 556RD AES7X9
Disk Drive Tandem 4220 S03E7E
Port Cabinet AT&T J5886C 29721
Gateway 2000 Color Notebook Gateway 2000 9312851S8 1959522
CPU-CMS AT&T 3B2/400 88OCD3951541
System Managment Terminal AT&T J58889K1
Aux Cabinet AT&T J58886N 29717
Module Control Cabinet AT&T J58886K 29722
Module Control Cabinet AT&T J58886B 29719
System 85 AT&T J588B6B 29718
Time Mulpxr Cabinet AT&T J58886F 29723
Modem Hayes external A0015106K788
System 85 AT&T J58886C 29720
High Speed Laser Printer XEROX 4850 200021
High Speed Laser Printer XEROX 4850 200020
Modem Racal-Vadic V12422PA-SVC CBJK4728
Modem Racal-Vadic V12422PA-SVC CBJK4709
Drive - 2000 MB Tandem 4510 COLPKL
m Hayes external A0015105K787
Controller IBM 3274 D0416
DSU Racal Milgo 556RD AES2870

12 Port Ethernet Hub RACAL INX5000
16 Port Terminal Server RACAL INX5000
12 Port Ethernet Hub RACAL INX5000
INX 5000 3Slot Chassis RACAL INX5000 10083205
16 Port Terminal Server RACAL INX LINK
12 Port Ethernet Hub RACAL INX5000
24 Port Ethernet Hub RACAL INX5000
Diagnostic Mux RACAL EOM APP4687
INX 5000 3Slot Chassis RACAL INX5000 10083028
Printer IBM 3812 33452
Bridge RACAL RNX6300 BIK0274
Tape Drive Super Array  14102
Cartridge Tape Drive Novadyne 5180NLC C900052128
Cartridge Tape Drive Novadyne 5180NLC C800013141
Monitor NEC 3V14".26 1024 3406091KA
Controller - pc cards IBM 5394 8542
MFC Controller Tandem 3681 13709
Tape Drive Cabinet Novadyne
Disk Drive Tandem 4220 WE124949
MFC Controller Tandem 3681 V03S4H
Cabinet 4 Tandem
K1000 CPU w/32MB Tandem K1000 H14N1M
K1000 CPU w/32MB Tandem K1000 H13JAN
K1000 32MB Memory Board Tandem K1000 H125K2
K1000 32MB Memory Board Tandem K1000 HOW888
MFC Controller Tandem 3681 V03S6K
Tape Controller Tandem 3214 V0194W
Ethernet Controller Tandem 3215 H156WJ
Tape Drive Tandem 5107 3008A02163
Disk Controller Tandem 3128 V00U4D
Disk Controller Tandem 3128 H0XWK7
CLX Cabinet 3A Tandem
Disk Drive Tandem 4240 B031329
MFC Controller Tandem 3681 13628
MFC Controller Tandem 3681 13578
Tape Drive Tandem 5107 3008A01756
CLX Tape Cabinet Tandem
3606 Controller Tandem 3606 4595
Disk Drive -1038 MB Tandem 4500 CO6VSL
Disk Drives Tandem 4220
Disk Drive - 2000 MB Tandem 4510 COKYUP
Disk Drive - 2000 MB Tandem 4510 COKYUL
Disk Drive - 2000 MB Tandem 4510 C0LPMV
Disk Drive - 2000 MB Tandem 4510 C0LPM1
Disk Mosaic W/Pedistal - 18 D Tandem 4500
Disk Drive -1038 MB Tandem 4500 CO6860
Disk Drive -1038 MB Tandem 4500 CO6VSK
Disk Drive -1038 MB Tandem 4500 C06VS9
Disk Drive -1038 MB Tandem 4500 C06VTC
Disk Drive -1038 MB Tandem 4500 C06VSV
Disk Drive -1038 MB Tandem 4500 C06VSH
Disk Drive -1038 MB Tandem 4500 C06VSD
Disk Drive -1038 MB Tandem 4500 C06VSB

Disk Drive -1038 MB Tandem 4500 C06VSA
3606 Controller Tandem 3006 4601
Disk Drive -1038 MB Tandem 4500 C06042
3606 Controller Tandem 3606 4591
3606 Controller Tandem 3606 4589
3606 Controller Tandem 3606 4586
3606 Controller Tandem 3681 13633
3606 Controller Tandem 3681 13624
3606 Controller Tandem 3606 V00T09
3606 Controller Tandem 3606 18666
3606 Controller Tandem 3606 5960
3606 Controller Tandem 3606 4587
3606 Controller Tandem 3606 968
3606 Controller Tandem 3606 4324
Disk Drives Tandem 4240 626166
CLX Cabinet 2 Tandem
K1000 CPU w/32MB Tandem K1000 H123LX
K1000 32MB Memory Board Tandem K1000 H11W9H
K1000 32MB Memory Board Tandem K1000 H11W93
Controller Tandem 3606 4545
K1000 CPU w/32MB Tandem K1000 HOZZT8
Disk Drive Tandem 4230 SO8KEV
3606 Controller Tandem 3606 4598
Disk Drive Tandem 4240 B035193
CLX Cabinet 2A Tandem
Disk Drive Tandem 4240 B03708A
3606 Controller Tandem 3606 4541
Disk Controller Tandem 3128 V03RDL
CLX Cabinet 3 Tandem
K1000 CPU w/32MB Tandem K1000 H12ZY5
K1000 32MB Memory Board Tandem K1000 H11W9B
K1000 CPU w/32MB Tandem K1000 H08L8X
K1000 32MB Memory Board Tandem K1000 H0XEOE
MFC Controller Tandem 3681 13712
Tape Controller Tandem 3214 H0M5L4
3605 Controller Tandem 3605 9095
Disk Controller Tandem 3128 V03SRC
3606 Controller Tandem 3606 3861
MFC Controller Tandem 3681 13707
Tape Drive  3420 M7343
Tape Drive  3420 51671
Cartridge Tape Unit IBM 3480 B0125
Cartridge Tape Unit IBM 3480
Cartridge Tape Unit IBM 3480 66941
3390 18M 339O A1078
3390 IBM 3390 B2161
Cartridge Tape Unit IBM 3480 69616
Cartridge Tape Unit IBM 3480 21645
Controller IBM 3174 AA466
Controller IBM 3174 AW594
Controller IBM 3174 N7807
Controller IBM 3174 N3521
Tape Unit IBM 3420 51672

Controller IBM 3174 N0153
Cartridge Tape Unit IBM 3480 69620
Disk Controller IBM 3990 32355
Tape Drive IBM 3480 70773
3390 IBM 3390 B2260
Cartridge Tape Unit IBM 3480 65184
Printer IBM 3287 4421
Cartridge Tape Unit IBM 3480 66786
Cartridge Tape Unit IBM 3480 16595
Tape Unit IBM 3420 M17336
Tape Unit IBM 3420 89287
Tape Drive IBM 3480 50588
Tape Drive IBM 3480 73272
Disk Controller IBM 3880 97570
DASD IBM 3380 TU368
DASD IBM 3380 TU416
DASD IBM 3380 TU430
DASD IBM 3380 AE799
DASD IBM 3390 A4946
DASD IBM 3380 TU415
DASD IBM 3380 TU395
Disk Controller IBM 3880 97682
DASD IBM 3380 AE682
Printer IBM 3287 C4777
Power Unit IBM 3089 45841
DASD # IBM 3380 TU432
DASD IBM 3390 B4105
Tape Unit IBM 3420 M7378
Tape Drive IBM 3480 23706
DASD IBM 3380 M9983
Autodial/Modem IBM 3864 48202
Tape Unit IBM 3420 38514
Data Station IBM 3741 57542
Communication Search IBM 3728 7772
Controller IBM 3174 AW604
Disk Controller IBM 3990 40263
Disk Drives IBM 3390 A4007
Disk Drives IBM 3390 B6383
Autodial Modem IBM 3864 65581
Disk Drives IBM 3390 B6376
Tape Unit IBM 3420 50412
CPU IBM 5273 25635
Disk Controller IBM 3990 32644
DASD IBM 3390 B4028
Cartridge Tape Unit IBM 3480 53497
Power Unit IBM 3089 47115
Communication Switch IBM 3728 7772
Power Unit IBM 3089 47752
Front End Processor IBM 3725 10389
Power Unit IBM 3089 47425
Tape Drive IBM 3480 50586
Power Unit IBM 3089 47753
Processor Unit IBM 3092 85275

Power Controller IBM 3097 75017
Communication Switch IBM 3728 7776
Communication Switch IBM 3728 7773
Front End Processor IBM 3725 1812
Front End Processor IBM 3725 8443
Communication Switch IBM 3728 7775
Communication Switch IBM 3728 7774
Front End Processor IBM 3725 8851
Tape Control Unit IBM 3803 21493
Communications Controller IBM 3174 N3514
Front End Processor IBM 3725 5433
Processor IBM 3090 75017
Power Controller IBM 3097 75018
Front End Processor IBM 3725 5584
Communication Switch IBM 3728 7777
Voice Response Unit Syntellect Premier 22723
Voice Response Unit Syntellect Premier 22728
Voice Response Unit Syntellect Premier 23121
Voice Response Unit Syntellect Premier 22726
Voice Response Unit Syntellect Premier 23175
Voice Response Cabinet Syntellect Emperor 23740
Voice Response Unit Syntellect Premier 22678
Voice Response Unit Syntellect Premier 22729
Voice Response Unit Syntellect Premier 23030
Voice Response Unit Syntellect Premier 23808
Voice Response Unit Syntellect Premier 23806



Schedule E
Support Services, Performance Standards and
Operational Responsibilities


Section E-1

Support Services

I. INTRODUCTION

This Schedule describes the Data Center and Data Network Performance Standards which ISSC is required to meet while performing the Services. It describes the support services, Performance Standards and operation responsibilities which ISSC is required to meet while performing the Services. ISSC also has certain responsibilities with respect to system availability, on-line and batch services, distribution services, Software maintenance, network operations and support, systems management, and other services comprising the Services. This schedule also describes the responsibilities of Comdata.

All capitalized terms used but not defined in this Schedule E shall have the meanings given them in the Agreement.

II. SYSTEMS MANAGEMENT CONTROLS

ISSC will provide to Comdata, and ISSC and Comdata will mutually agree on and use, the Systems Management Control ("SMC") Procedures as the standard set of disciplines for managing information systems. The SMC procedures shall be included in the Procedures Manual. ISSC will administer each SMC discipline. In general, ISSC's SMC responsibilities shall include the following processes:

A. Batch Management - for controlling production batch work including the scheduling of resources, the processing of data and transactions. Setup and scheduling shall be performed and controlled by ISSC in accordance with the Procedures Manual.

B. Capacity Management - for the development and maintenance of tactical and strategic plans to ensure that the Data Center and Data Network environments accommodate Comdata's growing or changing business requirements. Periodically, ISSC will provide capacity management and resource usage information to Comdata in order to assist Comdata in determining if the capacity of the existing CPU(s), associated DASD, tape, other peripheral equipment attached to such processing unit(s), network equipment and peripherals as specified in Schedule U need to be increased.

C. Change Management - to assess if the change is necessary, validate the adequacy of the acceptance test, schedule the promotion into the test environment, notify the appropriate functions and verify successful implementation.

D. Configuration Management - for processing hardware and Software configuration changes and maintaining lists and diagrams of systems configurations in the Procedures Manual. ISSC will provide revised configurations to Comdata upon Comdata's reasonable request.

E. Inventory Management - of the ISSC Machines (including incoming and outgoing) in the Data Center and Data Network.
This activity is to include, but not be limited to, serial number tracking, vendor coordination and maintenance.

F. On-Line Management - for coordinating the appropriate skills, information, tools and procedures required to manage on-line networks and their supporting hardware and software systems.

G. Performance Management - to monitor, measure. analyze and report systems performance as it compares to the Performance Standards. Where warranted, ISSC may make changes to the Applications Software and with the advance consent of Comdata, ISSC may make changes to the DSM Applications Software to enable system performance improvement.

H. Problem Management - to identify, record, track, and correct issues impacting service delivery, recognize recurring problems, address procedural issues and contain or reduce the impact of problems that occur. ISSC will organize/chair daily problem management meetings in accordance with the Problem Management Procedures. ISSC shall research the causes of operational problems, and provide Comdata s management with recommendations regarding the correction of such problems and take actions to correct the problems.

I. Recovery Management - for planning, establishing and testing the recovery procedures required to provide the Services to End Users in the event of a failure. The intent of this process is to anticipate and minimize the impact of systems resource failure through the development of predefined, documented procedures and software/hardware recovery capabilities. Comdata instructions on what and how to recover shall be provided to ISSC and included in the Procedures Manual.

III. SYSTEMS/OPERATIONS RESPONSIBILITIES

A. Application Processing

 The standards for application processing are as follows:

1. ISSC will make available and process on-line and batch jobs and programs, including scheduled and unscheduled as well as End User initiated processing, as provided in this Schedule
E.

 a. ISSC will run production batch processing jobs so that on-line applications which are dependent on batch processing will-be available as scheduled.

 b. ISSC will coordinate and modify schedules for special requests.

 c. ISSC will provide the environment for Comdata personnel to execute test jobs. Comdata will designate personnel to be included in the contact list in the Procedures
Manual if applications support is required. Comdata shall keep such contact list current.

 d. ISSC will, construct on-line test environments which will allow Comdata's test staff self-control over its test system resources, with minimal dependency on ISSC support and intervention.

2. ISSC will maintain job scheduling and cooperate with Comdata by responding to reasonable special processing requests and new processing requirements.

3. ISSC will maintain and update file back-up and recovery procedures pertaining to DASD volumes. Such procedures shall provide, at a minimum:

 a. ISSC will maintain, if any, libraries for systems, production, test, development and End Users in accordance with the Procedures Manual.

 b. ISSC will conduct back-up and recovery procedures for DASD volumes so as to minimize impact on scheduled operations.

 c. ISSC will archive all inactive DASD user files automatically as defined by Comdata procedures existing as of the execution of this Agreement.

4. ISSC will provide and maintain application libraries used to perform the Services in accordance with the Procedures
Manual.

5. ISSC will provide back out services for both hardware and Software in accordance with the Change Management
Procedures.

6. ISSC will notify Comdata of scheduled and unscheduled system downtime in accordance with Change Management and On-line
Management processes.

7. ISSC will provide data storage and retention support for Data Center data in accordance with mutually defined data retention requirements to be included in the Procedures manual. Such requirements shall be no less rigorous than data storage and retention procedures in effect as of the Commencement Date.

B. Documentation

 ISSC is responsible for:

1. updating and maintaining the Procedures Manual in consultation with Comdata;
2. reviewing operations documentation for adherence to operational procedures and standards;
3. periodically distributing to Comdata employees, information bulletins regarding new or changed operations and procedures;
4 updating and maintaining Command Center documentation and procedures and distributing to appropriate Comdata personnel; and
5. developing operations documentation for all Systems
Software.

C. Fraud and Abuse

 ISSC will assist Comdata and its agents with fraud and abuse detection. protection and control measures with respect to the Data Center, the Data Network, and the DSM Environment. Subject to Comdata's responsibility set forth in the Agreement. ISSC will recommend and assist in implementing data security enhancements where a computer service, hardware, or software product poses a threat to the operating environments or where the confidentiality of corporate information may be at risk.

D. Production Control and Quality Assurance

1. ISSC will perform production program transfers from test library to production library (when installed) as authorized through the quality assurance process and by Comdata. ISSC will monitor application processing for post-transfer problems, and will resolve any discrepancies.

2. ISSC will update the scheduler data base as required to reflect changes to the production environment.

3. ISSC will monitor scheduler related incidents, and develop and recommend refinements and revisions to the scheduler data base.

4. ISSC will review new production jobs and JCL for correctness and conformance to mutually agreed to standards of efficient resource utilization.

5. ISSC will organize/chair weekly change management meetings in accordance with the Change Management Procedures.

IV. OTHER SERVICES

A. Command Center

 ISSC will provide a single point of contact for End User support as provided by Comdata as of the Amended
Commencement Date to assist in problem determination, problem source identification and problem resolution.

 ISSC will manage the problem to resolution utilizing the Problem Management process and tools to assure that problems have ownership through resolution and that defined problem escalation paths are used.

B. Technology

 ISSC will assist Comdata in the review of vendor proposals affecting ISSC's ability to provide the Services to ensure existing and future systems' compatibility with changing industry standards. ISSC will consult with Comdata regarding new telecommunications and data processing systems, as appropriate.

C. Vendor Liaison and Product Assessment

 ISSC will maintain contact with vendors providing data processing or telecommunications services or products in order to keep abreast and apprise Comdata of the latest; technological product developments. ISSC will share with Comdata all information reasonably believed by ISSC to be related to the Services provided under this Agreement or reasonably requested by Comdata that is related to the Services provided under this Agreement, regarding pre-release information, strategic directions, and future product announcements and directions, and position papers or technical papers, that the ISSC Project Executive is aware of and are not otherwise subject to restrictions on disclosure.

D. Service Review Meetings

 ISSC will participate in service review meetings with vendors and service providers providing services relating to this Agreement, as reasonably requested by Comdata. ISSC will conduct, record and distribute to Comdata representatives the minutes of service review meetings relating to the scope of ISSC's responsibilities in the format and level of detail reasonably satisfactory to ISSC and Comdata.



Schedule E
Support Services, Performance Standards and
Operational Responsibilities


Section E-2
Data Center and Data Network Performance Standards

I. INTRODUCTION

This Section E-2 further describes:

A. certain duties, obligations and responsibilities of ISSC including, but not limited to, on-line application availability, host on-line response time, data network operations and other activities comprising the Services;

B. the Performance Standards for defined applications and Services which ISSC is required to meet during the Term of this Agreement; and

C. certain responsibilities of Comdata.

ISSC will utilize standard measurement tools to monitor the performance levels described below. If ISSC's performance differs from the agreed to delivery level found in the Service Level Agreements, ISSC will be liable for Performance Standard debits or credits.

By the tenth business day of each month, ISSC will submit to Comdata a report or set of reports assessing ISSC's performance against the Performance Standards during the previous calendar month. ISSC will also be responsible for promptly investigating and correcting failures to meet Performance Standards by:

D. initiating problem investigations to identify root causes of failures;

E. promptly reporting problems to Comdata that reasonably could be expected to have a material adverse effect on Comdata operations; and

F. making written recommendations to Comdata for improvement in procedures.

ISSC shall identify root causes, correct problems and minimize recurrences of missed Performance Standards for which it is responsible. Comdata will correct and minimize the recurrence of problems for which Comdata is responsible and which prevent ISSC from meeting the Performance Standards.

ISSC shall be relieved of any Performance Standard(s) and any associated Performance Standards debits where ISSC's failure to meet the Performance Standard(s) is due to:

1. Comdata's failure to perform its obligations under this Agreement; or

2. circumstances that constitute a force Majeure Event pursuant to Section 17.5 of the Agreement.

II. DEFINITIONS

For purposes of this Schedule E, the following terms shall have the following meanings:

A. "Availability" means actual Uptime plus Excusable Downtime divided by Scheduled Uptime. For purposes of determining whether ISSC's performance meets any Availability
Performance Standard, ISSC's Availability performance will be measured based on a monthly average during each month of the Terms to be calculated once monthly within ten business days following the end of each calendar month.

B. "Excusable Downtime" means of the Scheduled Uptime, the aggregate number of hours in any month during which the Network and/or each defined critical Application is down due to action or inaction by Comdata or due to a Force Majeure Event (as defined in Section 17.5 of the Agreement).

C. "Host System" means ISSC Machines and related Systems
Software.

D. "Scheduled Downtime" means of the Scheduled Hours, the aggregate number of hours in any month during which the Network and/or each defined critical application is scheduled to be unavailable for use by End Users due to such things as preventive maintenance, system upgrades, etc. Scheduled Downtime must be mutually agreed to by the Parties.

E. "Scheduled Hours" means the days of the week and hours per day that the Network and/or each defined critical
Application is scheduled to be available for use by End
Users, subject to adjustment for mutually agreed upon Scheduled Downtime.

III. PERFORMANCE STANDARDS

A. On-Line Applications Availability and Scheduled Hours: On-line Application services will be scheduled to be available
24 hours a day, 7 days a week, 365 days a year, except for Scheduled Downtime and Excusable Downtime.

B. Data Network Availability and Scheduled Hours: The Data
Network will be scheduled to be available 24 hours a day, 7 days a week, 365 days a year, except for Scheduled Downtime and Excusable Downtime.

C. Voice Network Availability and Scheduled Hours: The Voice
Network will be scheduled to be available 24 hours a day, 7 days a week, 365 days a year, except for Scheduled Downtime and Excusable Downtime.

D. Scheduled Batch Services: ISSC will perform scheduled batch processing services. ISSC's commitment to the batch services Performance Standards is contingent upon ISSC's receipt from Comdata of critical inputs by the designated time, and successful completion of the appropriate application batch job stream Comdata recognizes that its deviation from scheduled batch job streams may result in batch output not being available by the scheduled time. The critical inputs for each batch processing job shall be mutually agreed upon.

E. Unscheduled Batch Services: ISSC will perform on-request or on-demand batch jobs for Comdata. Each of the Unscheduled
Batch Services shall be initiated by ISSC subject to a written and properly authorized request from Comdata for such services.

 ISSC is responsible for notifying the Comdata contact person(s) when batch output will not be available by the scheduled time. The Comdata interface contact will notify the appropriate End Users as necessary. Comdata recognizes that its deviation from scheduled batch job streams may result in batch output not being available by the scheduled time resulting in impact to on-line availability.

F. DSM Environment: ISSC will operate the DSM Environment in a manner which is equal to or better than Comdata's historical performance prior to the Amended Comencement Date. Comdata agrees to provide to ISSC DSM Environment historical performance data as soon as practical after the Amended Commencement Date. Starting with the first full month after Comdata has provided to ISSC such historical performance data, and for a period of 180 days thereafter, ISSC and Comdata shall measure and monitor the DSM Environment resource utilization with the intent of using such measured activity to validate Comdata's historical data and for establishing DSM Environment Performance Standards.



Schedule F-1
Acquired Assets


 Description Vendor Model Serial #

Voice Response Unit Syntellect Premier 22549
Voice Response Unit Syntellect Premier 22446
Terminal WYSE WY-50 20557
Voice Response Unit Syntellect Premier 21796
Voice Response Unit Syntellect Premier 22678
Datascope ele Spectro D2000 1433620
Printer Tandem 5516 2629A00953
CPU Wyse  1079012
CD-ROM Tandem  1X60002793
Terminal Tandem 6526 ABZ17
Personal Computers Tandem 6AX40 A-JK70
Terminal Tandem 6526 A72883
Terminal Tandem 6526 AEU19
Terminal Tandem 6526 AJ240
Printer Tandem LA34-DA 83990
Terminal Tandem 6526 AH3774
Voice Response Cabinet Syntellect Emperor 21886
Terminal Tandem 6526 AO239
Personal Computers Tandem 6AX40 A-1292
Voice Response Unit Syntellect Premier 21983
CD-ROM Tandem  1X60004361
Voice Response Unit Syntellect Premier 22070
Laptop P.C. Zenith ZFL-181 8351118602
Terminal Tandem 6531 24737H139
Terminal Tandem 6526 AVK42
Voice Response Unit Syntellect Premier 21988
Personal Computers Tandem 6AX40 6AX40
Terminal Tandem 6526 ARR52
Printer Tandem 5516 2629A01058
Voice Response Unit Syntellect Premier 22732
Voice Response Unit Syntellect Premier 23807
Voice Response Unit Syntellect Premier 25220
Voice Response Unit Syntellect Premier 25004
Voice Response Unit Syntellect Premier 23121
Voice Response Cabinet Syntellect Emperor 23025
Voice Response Unit Syntellect Premier 23030
Voice Response Cabinet Syntellect Emperor 23077
Voice Response Unit Syntellect Premier 23092
Terminal Tandem 6532 10153
Voice Response Unit Syntellect Premier 22936
Terminal Tandem 6530 10863
Voice Response Unit Syntellect Premier 23137
Voice Response Unit Syntellect Premier 23142
Voice Response Unit Syntellect Premier 23144
Voice Response Unit Syntellect Premier 22978
Voice Response Cabinet Syntellect Emperor 22859
Voice Response Unit Syntellect Premier 23146
Protocol Converter Vendata Resolver VIII 1276
Printer TI 820 482005164
Laptop P.C. Toshiba T1000 12719691
Terminal Tandem 6526 ML64
Terminal Wyse WY-50 1161860
Terminal Console Wyse WY-50 10501543
Voice Response Cabinet Syntellect Emperor 22857
Modem UDS 9648T 008690
Voice Response Unit Syntellect Premier 22791
Voice Response Unit Syntellect Premier 22792
Voice Response Unit Syntellect Premier 22794
Voice Response Unit Syntellect Premier 23145
Controller Telex 2742C 10433
Voice Response Unit Syntellect Premier 23173
Voice Response Unit Syntellect Premier z3826
Voice Response Unit Syntellect Premier 22729
Voice Response Cabinet Syntellect Emperor 23740
Voice Response Unit Syntellect Premier 23798
Voice Response Unit Syntellect Premier 23806
Laptop P.C. Toshiba T1000 11832590
Voice Response Unit Syntellect Premier 22728
Voice Response Cabinet Syntellect Emperor 23636
Voice Response Unit Syntellect Premier 22726
Voice Response Unit Syntellect Premier 22723
Voice Response Unit Syntellect Premier 23808

Voice Response Unit Syntellect Premier 23824
Voice Response Unit Syntellect Premier 23718
Voice Response Cabinet Syntellect Emperor 23465
Controller Telex 274C2 10431
Modem UDS V.3225 40057
Voice Response Unit Syntellect Premier 23174
Voice Response Unit Syntellect Premier 23175
Voice Response Unit Syntellect Premier 23261
Voice Response Unit Syntellect Premier 23263
Controller Telex 2742C 10430
Voice Response Unit Syntellect Premier 23386
Voice Response Unit Syntellect Premier 23264
Terminal Televideo 905 22A-A88112979E
Voice Response Unit Syntellect Premier 23269
Voice Response Unit Syntellect Premier 23378
Voice Response Unit Syntellect Premier 21830
DASD IBM 3380 31696
Voice Response Unit Syntellect Premier 21642
Voice Response Unit Syntellect Premier 21637
DASD IBM 3380 M9983
Tape Unit IBM 3420 M1974
Tape Unit IBM 3420 M5954
Disk Drive IBM 3380 M6707
Tape Unit IBM 3420 M7336
Tape Unit IBM 3420 M7378
Disk Drive IBM 3380 M9883
Terminal IBM 3192 RK061
Disk Drive IBM 3380 J6120
Terminal IBM o191 W5165
Terminal IBM 3191 W5172
Comm. Controller IBM 3726 198
Comm. Controller IBM 3726 580
Communication Controller IBM 3725 697
Terminal IBM 3205 1591
Control Unit IBM 3274 K7014
Controller IBM 3274 H5210

Controller IBM 3274 H8113
Modem IBM 5801 6242
Controller IBM 3274 F3750
Terminal IBM 3197 EP399
Controller IBM 3274 F0621
Controller IBM 3274 F0936
Disk Drive IBM 3380 F0962
Disk Drive IBM 3380 F0983
DASD IBM 3380 F3075
Controller IBM 3274 F6015
Controller IBM 3274 H4349
Controller IBM 3274 F6016
Disk Drive IBM 3380 G0120
Disk Drive IBM 3380 G0206
Disk Drive IBM 3380 G0214
Controller IBM 3274 G8127
Controller IBM 3274 H0818
Communication Controller IBM 3725 1636
Modem IBM 5853 9506
Controller IBM 3274 E6315
Modem IBM 5853 24843
Modem IBM 5853 24836
Modem IBM 5853 24838
Modem IBM 5853 24839
Modem IBM 5853 24840
Modem IBM 5853 24841
Modem IBM 5853 24842
Modem IBM 5853 24844
Modem IBM 5853 24762
S/1 Cabinet #7 IBM 4997 32833
Printer IBM 3812 33452
Printer IBM 3812 33537
Controller IBM 3274 34724
Printer IBM 4224 34741
CPU IBM S1960 35160
Modem IBM 5853 24835

Disk Controller IBM 3880 23475
Modem IBM 5853 24756
Autodial/Modem IBM 3864 11240
Tape Control Unit IBM 3803 15087
Protocol Converter IBM 5208 11826
Protocol Converter IBM 5208 12394
Printer IBM 6262 12562
Printer IBM 6262 12563
Switching Unit IBM 2914 13613
CPU IBM 4381 13947
Tape Controller IBM 3705 15805
S/1 Cabinet #10 IBM 4997 22538
Controller IBM 3274 17768
CPU IBM 8550 17915
Info Window IBM 3476 19345
S/1 Cabinet #8 IBM 4997 20857
Diskette Reader I/O Unit IBM 3540 21050
Tape Control Unit IBM 3803 21493
Terminal IBM 3197 EP390
Controller IBM 3274 E4007
Controller IBM 3274 E4008
Tape Unit IBM 3420 38514
CPU AT&T WGS6286 6458552
CPU AT&T S628-XP1 6444730
CPU AT&T WGS6286 6450304
CPU & Monitor AT&T 286 6450316
RAPFAX CPU AT&T WGS6286 6450490
CPU AT&T WGS6286 6450506
CPU AT&T WGS6286 6458460
CPU AT&T PC7300 370429045
CPU AT&T 286 6443811
CPU AT&T WGS6386 895708005977
Modem Eliminators Black Box RM700A 037P1771
Modem Eliminators Black Box RM700A 040P2128
Modem Black Box  87BSPN671
LDDS Black Box ME711B 915P1772

LDDS Black Box ME711B 923P5032
CPU AT&T WGS6286 6443918
CPU AT&T WGS6286 6441947
CPU AT&T WGS6286 6442000
Modem Eliminators Black Box RM700A 13401112
CPU AST BRAVO 5 TWA1066749
Monitor ADC MM411 1450038065
DataSet Ark EAS11B 3764-178
CPU AST Bravo 286 TWA1090453
Modem AST 2X2400 US000495
Modem AST 2X2400 US000619
Modem AST 2X2400 347
Modem AT&T 4024 89MG10015230
CPU AT&T 6286WGS 6426763
System 85 AT&T J58886C 29720
CPU AT&T 6286 6413600
CPU AT&T WGS6286 6424742
Monitor AT&T WGS6286 6424742
RAPFAX CPU AT&T 6286 WGS 6425828
PC AT&T 6286WGS 6426146
Multi Port Spooler II Black Box P1523 9051856
Modem Black Box SW0108 613016996
Controller IBM 3274 E4006
Disk Drive IBM 3380 B1083
Disk Drive IBM 3380 A2829
DASD IBM 3380 A5677
Disk Drive IBM 3380 A6798
Disk Drive IBM 3380 A6898
Plazma screen IBM 3290 A7783
Plazma screen IBM 3290 A7795
Disk Drive IBM 3380 B3623
Terminal HP 70043 3041A06695
DASD IBM 3380 B5733
Controller IBM 3274 D4217
Controller IBM 3274 D8801
Controller IBM 3274 E0408

Disk Drive IBM 3380 E1658
Controller IBM 3274 E3286
Terminal HP 70043 3101A07561
Modem Everex 24E 0945A-00
Printer wlett Packa LaserJet111 3001A36328
CPU CCDI  926212R
Terminal DIGITAL VT220 TA733L0255
CPU CCDI  926214H
CPU CCDI  92621-SH
CPU Computrend 386 PC 9242-0725
Printer ata Product LM615 2904A07061
Printer ata Product LM 615 2926A07972
Datascope Digilog 320 380901D
Auto Attd/Voice Mail Dytel 9600M 167AC
Printer Epson FX1050 OE10072002
Auto Attd/Voice Mail Dytel 9600M 196AC
Printer Epson P12PA 00D0036627
Printer Epson LQ810 OA50205661
Printer Epson LQ850 OF21000830
Printer Epson X-810 P80S OA50205636
Printer Epson LQ810 OA50205655
Printer IBM 4201 35636
S/1 Cabinet #4 IBM 4997 38812
Voice Response Unit Syntellect Premier 21615
S/1 Cabinet #2 IBM 4997 39522
AUTODIAL MODEM Okidata Okitel 1200 9061186A
AUTODIAL MODEM Okidata Okitel 1200 9061112A
AUTODIAL MODEM Okidata Okitel 1200 9061114A
AUTODIAL MODEM Okidata Okitel 1200 9061115A
AUTODIAL MODEM Okidata Okitel 1200 9061116A
AUTODIAL MODEM Okidata Okitel 1200 9061117A
AUTODIAL MODEM Okidata Okitel 1200 906118EA
AUTODIAL MODEM Okidata Okitel 1200 9061187A
AUTODIAL MODEM Okidata Okitel 1200 9061066A
AUTODIAL MODEM Okidata Okitel 1200 9061188A
AUTODIAL MODEM Okidata Okitel 1200 9061189A

AUTODIAL MODEM Okidata Okitel 1200 9061205A
AUTODIAL MODEM Okidata Okitel 1200 9061653A
AUTODIAL MODEM Okidata Okitel 1200 9061658A
AUTODIAL MODEM Okidata Okitel 1200 9061659A
AUTODIAL MODEM Okidata Okitel 1200 9061068A
AUTODIAL MODEM Okidata Okitel 1200 9061064A
AUTODIAL MODEM Okidata Okitel 1200 9061065A
AUTODIAL MODEM Okidata Okitel 1200 9061661A
Printer Okidata GE5250B 812B0502092
AUTODIAL MODEM Okidata Okitel 1200 11722A
Printer Okidata GE5251B 504A0042040
Printer Okidata GE5250B 706B03759125
Printer Okidata GE5250B 706B0379134
Printer Okidata 182 802B0436541
printer Okidata m1182plus 812aO099092
Printer Okidata GE5250U 901A0100269
AUTODIAL MODEM Okidata Okitel 1200 9061011A
Printer Okidata GE525OU 901A0100281
Printer Okidata GE5250U 902A1001243
Printer Okidata GES2E0U 904A0115897
Printer Okidata GES250U 904A0115908
Printer Okidata GE5250U 904A1016057
AUTODIAL MODEM Okidata Okitel 1200 9060202A
AUTODIAL MODEM Okidata Okitel 1200 9061660A
AUTODIAL MODEM Okidata Okitel 1200 9061663A
AUTODIAL MODEM Okidata Okitel 1200 9061602A
Printer Okidata GE5250U 101A1216563
Printer Panasonic KXP10911 7KKALH83608
Printer Okidata GE5250U 911A1080612
Modem Okidata CLP296 0090084
Fax Machine Okifax 800 130903
AUTODIAL CPU Panasonic FX600F1 6GCKB03255
Printer Panasonic KX-P10911 7KKALH82773
Printer Panasonic KX-P10911 7KKALH82780
DS1 Test Set tronics Wil T30801A 1743
Printer Okidata GE5250U 909A1062377

Printer QMS LPP-410-1 2210
Printer QMS PS810 2357
32 port Mux Racal Milgo mnimux 32 ZW03911
32 port Mux Racal Milgo mnimux 32 ZW05951
MODEM CABINET OCKWELL  G36800-A
Voice Response Unit Syntellect Premier 21401
Printer Okidata GE5250U 911A1080148
AUTODIAL MODEM Okidata Okitel 1200 9090387A
AUTODIAL MODEM Okidata Okitel 1200 9091385A
Printer Okidata 182 906A1025774
AUTODIAL MODEM Okidata Okitel 1200 9080303A
AUTODIAL MODEM Okidata Okitel 1200 9070064A
AUTODIAL MODEM Okidata Okitel 1200 9070072A
AUTODIAL MODEM Okidata Okitel 1200 9070190A
Printer Okidata 182 907A1038943
Printer Okidata GE5250 907A1039300
AUTODIAL MODEM Okidata Okitel 1200 9080301A
AUTODIAL MODEM Okidata Okitel 1200 9080681A
AUTODIAL MODEM Okidata Okitel 1200 9090386A
AUTODIAL MODEM Okidata Okitel 1200 9080689A
AUTODIAL MODEM Okidata Okitel 1200 9090241A
AUTODIAL MODEM Okidata Okitel 1200 9090243A
AUTODIAL MODEM Okidata Okitel 1200 9090244A
AUTODIAL MODEM Okidata Okitel 1200 9090245A
AUTODIAL MODEM Okidata Okitel 1200 9090246A
AUTODIAL MODEM Okidata Okitel 1200 11721A
Printer Okidata GE5250U 101A1213595
Card Read Punch IBM 1442 40958
Disk Controller IBM 3880 59890
Disk Controller IBM 3880 54962
Controller pc cards IBM 5294 55273
Controller pc cards IBM 5294 55274
Controller pc cards IBM 5294 55447
Disk Controller IBM 3880 56902
Data Station IBM 3741 57542
Disk Controller IBM 3880 60245

Printer IBM 4201 53512
DASD IBM 3380 60769
CPU IBM PS/2 62959
Tape Unit IBM 3420 72517
Modem IBM 5853 75591
Printer IBM Proprinter 76956
Controller IBM 3274 77824
Disk Controller IBM 3880 54327
Tape Unit IBM 3420 51672
Printer IBM 3812 51946
Controller IBM 3274 84121
Controller IBM 3274 43007
Disk Controller IBM 3880 41252
Comm. Controller IBM 3705 41606
Disk Controller IBM 3880 42258
Disk Controller IBM 3880 42477
Tape Controller IBM 3705 42749
Controller IBM 3274 43006
Tape Controller IBM 3705 43231
Printer IBM 4201 51472
Printer IBM Proprinter 44614
S/1 Cabinet #3 IBM 4997 47248
Disk Controller IBM 3880 47495
Disk Controller IBM 3880 49787
Tape Unit IBM 3420 50412
Printer IBM 4201 51437
Controller IBM 3274 83109
Controller IBM 3274 84466
Printer Okidata GE52500 010A1187163
Printer NEC Pinwriter P6 580247946NY
Modem Microcom AX-2400C 14030-28420
8 Port Modem Rack with modems Microcom SX/CH 404585
HDMS ICROCO HDMS 444931
8 PORT MODEM ASSEMBLY ICROCO SXCH 1103380273
Modem Multitech V.32 2024189
Fax Machine Murata F-50 F5Y01200021031L

Printer NEC Pinwriter P6 580263900
Printer NEC Pinwriter P6 530034634
2 Cabinets Memotec  A352381
Printer NEC Pinwriter P6 580297500
Printer NEC Pinwriter P6 580297691
Printer NEC Pinwriter P6 580297732
Microfilm Reader Northwest 575 H046849
Printer Okidata GE5250U 006A1132525
Printer Okidata GE5250U 008A1146340
2 Cabinets Memotec  A352382
CPU Macintosh IICI 2188CMF9803LL/
Tape Unit IBM 3420 89287
CPU IMS 386SX 114838
Controller IBM 3274 89475
Controller IBM 3274 90129
Controller IBM 3274 90940
Modem IBM 5866 93871
CPU IMS 386-Sx 386SX25715924
CPU IMS 386-SX 386S>(25715928
Communications Processor Jupiter NPS9614/A W00129
Communications Processor Jupiter NPS9608/A W00118
CPU Macintosh IICI F10342A3740
Communications Processor Jupiter NPS9614/A W00130
Communications Processor Jupiter NPS9614/A W00151
Communications Processor Jupiter NPS9614/A W00216
Communications Processor Jupiter NPS9614/A W00528
Terminal Lear Seigler ADM-31 411229
CPU Zeos AIC-286 4110
Card Expansion Unit IBM 4577 18679



Schedule F-2
Leases


           Vendor ID #         Description

AT&T Credit Corporation 3019 Cabinet
AT&T Credit Corporation 3016 Call Management System
AT&T Credit Corporation 3017 Telecom Equipment
AT&T Credit Corporation 3018 Circuit Pack
AT&T Credit Corporation 3032 Telecom Equipment
AT&T Credit Corporation 3020 Telecom Equipment
AT&T Credit Corporation 3014 PBX Additions
AT&T Credit Corporation 3033 Telecom Equipment
AT&T Credit Corporation 3035 Telecom Equipment
AT&T Credit Corporation 3038 Telecom Equipment
AT&T Credit Corporation 3015 PBX Additions
AT&T Credit Corporation 3013 System 85
AT&T Credit Corporation 3004 System 85
AT&T Credit Corporation 2008 PBX Additions
AT&T Credit Corporation 2012 Circuit Packs
El Camino Resources* ES8-CDN System 85
El Camino Resources* ES7-CDN Gateway Software
El Camino Resources* ES7-CDN Infobot

*Formerly Bell Atlantic Systems



Schedule F-3
Contracts


               Description             Vendor

Maintenance PBX at Rotec, Avon, CT AT&T
Maintenance Dallas CMS AT&T
Maintenance Dallas PBX AT&T
Maintenance Brentwood G-2 AT&T
Maintenance Brentwood V-4 AT&T
3270 Super Optimizer BMC Software
PL1 to Cobol Conversion Business Information Systems
Maintenance PBX/Telecom Equipment Cincinnati OH Cincinnati Bell
MVS Seven Computer Associates
MVS Eleven Computer Associates
MVS One Computer Associates
Share-Option 5 Computer Associates
IBM 3540 Disk Reader Data Processing Equipment
Job Scan - + Diversified Software
Accounts Receivable Dun & Bradstreet
GDCM-100/NW Library Graphic Management Group
Net-Worker R.M Graphic Management Group
CM-90 Graphic Management Group
5728 AS/400 Application Development Tools IBM Credit Corporation
5728 AS/400 PC Support IBM Credit Corporation
5728 AS/400 Performance Tools IBM Credit Corporation
5728 AS/400 Query IBM Credit Corporation
5728 AS/400 S/38 Utilities IBM Credit Corporation
5728 Operating System /400 IBM Credit Corporation
5728 RPG/400 IBM Credit Corporation
5730 AS/400 Implement-Add Top IBM Credit Corporation
5730 AS/400 Implementation IBM Credit Corporation
The Monitor for CICS Landmark Systems
Universe Lawson Associates
General Ledger, Print Writer Lawson Associates
Accounts Payable Lawson Associates
Fixed Asset System Lawson Associates
Sysview (FAQS) Legent Corporation
FAQS/ASO For VSE Legent Corporation
U.S. L.A.A. Toll Pricer Lynn Arthur Associates
Kwik-Key MacKinney Systems
Show & Tell 11 MacKinney Systems
CICS Spy MacKinney Systems
CICS Message MacKinney Systems
CICS CEMT from Batch MacKinney Systems
LFU/CICS MacKinney Systems
Listcat-Plus MacKinney Systems
Maintenance Memotech
Control Source/Library System Network Concepts, Inc.
Carrollton Network Racal-Datacom, inc.
Enlighten Software Professionals
Answer Sterling Software
DYL/280 II MVS Sterling Software
Supertracs/ISPF Sterling Software
Supertracs/Combo Sterling Software
Monitor Syntellect
E-Maint Syntellect
Gateway Syntellect
Dytel Voice Mail Syntellect
Q-TEL 9000 United Communications Group
TMF-Auditor/SQL USA Software



Schedule G
Disaster Recovery Services

Section G-1

A. Introduction

ISSC will be responsible for the provision of Disaster Recovery capability and services to Comdata for Comdata's MVS mainframe services

It is ISSC's intent to provide Disaster Recovery services for Critical Applications at a level of performance which will allow Comdata to restore and continue those functions which are vital to the continuation of Comdata's business operations during a declared Disaster. ISSC will make commercially reasonable efforts to meet the Performance Standards during such Disaster. No performance credits or debits will be applicable during such Disaster.

B. Definitions

 1. "Configuration" means the hardware and Software designated for the support of the Critical Applications during a declared Disaster.

 2. "Critical Applications" means the applications specified by Comdata to support Comdata's vital business functions in the event of a Disaster.

 3. "Disaster" means any unplanned interruption of information processing for Comdata, due to causes beyond the control of Comdata or ISSC, which significantly impairs the ability of ISSC to operate the Critical
Applications at the Data Center. Examples are:

  a. loss of the building to fire;

  b. loss of power to the facility due to tornado damage;
and

  c. inability to access the facility due to a chemical spill, etc.

 4. "Disaster Recovery" means the restoration, at a location other than the Data Center, of Critical Applications following a declared Disaster.

 5. "Recovery Center" means the facility from which ISSC provides Disaster Recovery services.

C. Services

 1. Disaster Recovery Plan

  The plan for recovering the Critical Applications, necessary for continuation of the vital business processes of Comdata will be completed within 180 days from the Amended Commencement Date, will be subject to the mutual approval of the Parties, and will include, but not be limited to, the following:

  - a brief description of the critical services and functions, including a prioritized listing of the Critical Applications;
  - the hardware and Software comprising the Configuration;
  - the hardware and Software necessary for connection to the Data Network;
  - ISSC's and Comdata's recovery responsibilities;
  - contact listings of key personnel;
  - identification of recovery teams;
  - recovery scenarios;
  - criteria for Disaster declaration, recovery and testing:
  - names of those individuals who are authorized by each Party to declare a Disaster;
  - backup process and components,
  - notification procedures;
  - recovery information, procedures, schedules, etc.;
  - testing results and any required corrective action plans; and
  - procedures for maintaining the Disaster Recovery
Plan.

  ISSC will provide a representative who is knowledgeable in Disaster Recovery planning and the Disaster Recovery
Plan for the Services covered by this Agreement to serve as a single point of contact for Comdata's Disaster
Recovery related communications and activities The ISSC representative will be responsible for the development and maintenance of the Disaster Recovery Plan and will ensure safe storage and distribution of copies as follows:

  a. off-site vital records storage;
  b. Comdata's Disaster Recovery coordinator;
  c. ISSC's Disaster Recovery coordinator; and
  d. ISSC Project Office.

  ISSC, in cooperation with Comdata, will review and update, if necessary, the Disaster Recovery Plan on an annual basis or as warranted by business and/or technical changes to ensure compatibility with Comdata's and ISSC's overall Disaster Recovery strategies and related plans.
Any additional updates which are necessary as a result of actions by Comdata may be considered New Services.

  ISSC, in cooperation with Comdata, will test the Disaster
Recovery Plan at least twice during the first year and annually thereafter to ensure the plan remains practicable and current. ISSC will notify Comdata at least twenty (20) days in advance before performing a test of the Disaster Recovery Plan, and Comdata will be entitled to observe such tests and to participate where appropriate. Results of the tests will be documented in writing and a copy supplied to Comdata promptly. Disaster
Recovery testing will be coordinated with Comdata and ISSC will provide Comdata with a report of the test results following each Disaster Recovery test.

 2. Data Center Recovery

  The declaration of a Disaster will require mutual agreement of the representatives designated by ISSC and Comdata and specified in the Disaster Recovery Plan.

  In the event of a declared Disaster, ISSC will take immediate action to prepare the Recovery Center for use and will provide the agreed to required resources to support Comdata's Critical Applications. Restoration of
Services for the Critical Applications will be provided within 24 hours after a Disaster is declared and will include, but not be limited to:

  a. delivering the data and Software archived in off-site storage to the Recovery Center designated in the Disaster Recovery Plan or at such other location as may be established by ISSC thereafter;

  b. rerouting the data communications circuits to the Recovery-Center;

  c. operating the Critical Applications on the Configuration at the Recovery Center; and

  In the event of a Disaster, access to the Recovery Center or other recovery facility will be on a first-come-first-served basis and may be shared with other subscribers also experiencing a Disaster. Comdata will be provided priority access over:

  a. customers who are not Disaster Recovery services customers;

  b. customers who have scheduled testing; and

  c. customers who subsequently notify the Recovery Center that they have declared a Disaster.

  If the Recovery Center specified in Section C.2(a) above is not available when a Disaster is declared. Disaster
Recovery services will be provided at another Recovery
Center or at an ISSC internal information processing facility.

 3. Data Network Recovery

  Comdata, in cooperation with ISSC, will develop a Data
Network recovery plan to be completed within 180 days of the Amended Commencement Date. The Data Network recovery plan will utilize the strategy for redundancy currently in place and during a disaster will only be recoverable to the extent to which Comdata has implemented that plan.
ISSC is not responsible for End User recovery.

 4. Resources and Growth

  The resources for Disaster Recovery services are the current capacities. Growth in the capacity will be provided at a rate necessary to support the the new capacity and will be considered a replacement service.

 5. New Services

  Additional services, including DSM Disaster Recovery, functions or capacity will be added at the request of Comdata subject to Section 6.4 of the Agreement.



Schedule G
Disaster Recovery Services

Section G-2
Configuration



The detail Configuration will be maintained in the Disaster
Recovery plan. This plan will be reviewed with Comdata in conjunction with the annual test.



Schedule G
Disaster Recovery Services

Section G-3
Critical Applications



The Comdata critical applications will be supplied by Comdata and maintained in the Disaster Recovery plan. This list will be reviewed at least yearly in conjunction with the annual test.



Schedule H
Transition Plan


TRANSITION MANAGEMENT PLAN

1. OVERVIEW

 There will be a three month transition period ("Transition
Period") beginning on the Amended Commencement Date. The
Transition Period may be extended with mutual agreement of the Parties. During the Transition Period. ISSC will be responsible for;

 - providing the Services; and

 - reimbursing Comdata for the base salary paid to and direct benefit costs for each Affected Employee until the earlier of the following:

  - the date of employment with ISSC; or

  - the date the Affected Employees who decline employment with ISSC who 1) voluntarily resign from Comdata or 2) are reassigned by Comdata to perform work other than in direct support of the Services, or
3) ISSC notifies Comdata that the work being performed by the Affected Employee in direct support of the Services is no longer required. Such date to be no later than three months after the Commencement
Date.

 During the first 60 days of the Transition Period, the Parties will commence and complete a written plan to be mutually agreed upon for the transition of the necessary staff and resources from Comdata to ISSC. Comdata will cooperate with ISSC in accomplishing all aspects of the transition, including the commitment of the resources necessary to complete the the transition during the Transition Period and will continue to provide support to the Services until the transition is completed.

 Comdata will use reasonable efforts to maintain staffing to support the DSM Environment. By no later than 60 days after the Effective Date ISSC may consider those Comdata employees listed on Schedule O (the "Affected Employees") for employment with ISSC. ISSC will be solely responsible for making any hiring decisions regarding the Affected Employees.

 ISSC will hire those Affected Employees receiving offers who:

 - are employed by Comdata as of the date the offer is made;

 - meet ISSC's customary preemployment screening procedures for health, drug and background criteria; and

 - accept the offer of employment from ISSC within ten days from the date the offer is made.

 All Affected Employees remaining on Comdata's payroll shall perform their duties under the direction and control of Comdata and will be treated as Comdata employees for all purposes throughout the Transition Period; provided. however, that nothing herein shall be interpreted so as to relieve ISSC of its obligations to provide the Services as of the Amended Commencement Date.

 Replacements for the Affected Employees shall be selected by ISSC as it deems necessary, and ISSC shall have financial responsibility for salary and benefits for replacements of Affected Employees.

 Each offer of employment to an Affected Employee shall include an initial base salary not less than the base salary each such Affected Employee currently receives from Comdata Such offers will include the benefits package available to similarly situated ISSC employees.

2. INTRODUCTION

 The Transition Plan will address the migration of certain functions currently being performed by Comdata to ISSC These include:

 - Comdata's DSM Environment.

 - Network management of the Harris switch located in Newberry, South Carolina with off hours support from Comdata.

 The Transition Plan will describe and outline:

 - the goals, expectations and individual objectives of the project,

 - the technical assumptions and dependencies inherent in the project, and

 - the timeliness activity dates and people responsible for individual tasks throughout the transition.

 The Plan will be modified as new requirements emerge and additional constraints demand. Revised versions of the Plan will be provided to Comdata first and second line managers responsible for the transition project for their review.

3. GOALS AND EXPECTATIONS

 The goal of this transition project is for ISSC to assume the responsibilities, listed above, which are currently being performed by Comdata. Support and operational services provided by the ISSC will range from technical activities such as software support and operational monitoring to the implementation and management of the SMC disciplines in the DSM Environment.

4. METHODOLOGY

 The Project Management Methodology is based on a matrix management system with resources assigned by Comdata and ISSC. Major project activities will be assigned to the appropriate resource as designated by Comdata and/or ISSC. Each major activity will have a stand-alone project plan which will be integrated into the overall Transition Plan by the ISSC Transition Manager and assigned staff.

5. ROLES AND RESPONSIBILITIES

 a. ISSC Responsibilities

  ISSC is responsible for the development and implementation of the Transition Plan. Responsibilities include management of project status meetings and the tracking of all tasks. Regular updates to Comdata management will be provided

 b. Comdata Responsibilities

  - Comdata will be required to assign personnel to the Transition Management Team.

  - Comdata personnel currently performing the functions referenced in this schedule will continue to perform those functions until such time as they are transitioned to ISSC.



Schedule I
End User Locations


        Affiliate           City

Trendar Nashville, Tennessee

Transceiver Network, Inc. Carrollton, Texas

Transceiver Cincinnati, Ohio

Cal Permits, Inc. San Bernardino, California

Consumer Services Pleasantville, New Jersey

Consumer Services Las Vegas, Nevada

Consumer Services Reno, Nevada

Saunders Leasing Birmingham, Alabama

Cash Control Newberry, South Carolina

ROTEC Avon, Connecticut


**This list does not include point of sale locations.



Schedule J
ISSC Charges, Measures of Utilization and
Financial Responsibilities


I. Introduction

 This Schedule J describes the methodology for calculating any extra charge with respect to the Services being provided to Comdata pursuant to this Agreement, other than those Services which may be provided to Comdata on a pass-through billing basis or to the extent this Agreement expressly provides otherwise. The Annual Services Charge
("ASC"), as adjusted by the Cost of Living Adjustment
("COLA") and any related charge agreed to as set forth in
Section 6.2 of the Agreement are intended, in the aggregate to compensate ISSC for all of the resources used in providing the Services. In addition, this Schedule J describes the measures of resource utilization and the tracking thereof.

 All capitalized terms used and not defined in this Schedule
J shall have the same meanings given them in the Agreement, Supplement or other Schedules.

II. Annual Services Charge

 The Annual Services Charge is the fixed charge to Comdata for ISSC's provision of the Services.

 Beginning on the Amended Commencement Date and monthly thereafter, ISSC will invoice Comdata in advance for the proportional amount of the Annual Services Charge due ISSC for that month. The monthly amount will be calculated by dividing the Annual Services Charge specified in the Supplement for that period by the number of months or portion thereof in that period

III. Cost of Living Adjustment

 The Parties agree to use the December unadjusted Consumer
Price Index, as published in the "Summary Data from the Consumer Price Index News Release" by the Bureau of Labor
Statistics, U.S. Department of Labor, For All Urban
Consumers, ("CPI-U"), for purposes of determining actual inflation.

 ISSC will calculate the Cost of Living Adjustment beginning in January following the Amended Commencement Date using the factor specified below, (the "COLA Factor"). If such factor is in excess of zero, CO A monies will be due ISSC for the applicable period. The COLA is applied and payable monthly on a prospective basis (e.g., the actual inflation for year 1995 will determine the COLA for 1996) on the Annual Services Charge and will include any extra charges payable by Comdata under this Agreement for the subsequent calendar year. The COLA Factor will be determined as soon as practicable after the end of each calendar year and the COLA will be calculated as follows:

 A. Actual Inflation:

  ISSC will calculate the COLA by comparing the change in the year-to-year CPI-U with the CPI-U for the December preceding the Amended Commencement Date, (the "Base
Year Index"). For each year of the Term, the actual
CPI-U for the December prior to the year for which COLA is being calculated, (the "Actual Inflation"), is compared to the Base Year Index set forth in the Supplement. If the Actual Inflation is equal to or less than the Base Year Index, then no COLA is due. However, if the Actual Inflation is greater than the Base Year
Index, then COLA will be applied to the Annual Services
Charge and other expenses due ISSC. For example purposes, we will assume that the actual CPI-Us for December of each of the first few years are:




  Base 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004
  Year


 CPI-U

  149.70 154.00 151.00 163.50 168.80



 B. COLA Factor:

  COLA is equal to the Cola Factor times the monies due
ISSC (ASC plus extra charges) for each month of the calendar year succeeding the calendar year during which Actual Inflation is greater than the Base Year Index.
The COLA Factor is calculated as follows:

   COLA Factor = {((Actual Inflation -
   Base Year Index)/Base Year Index) x 0.90}

  Where:

 Actual Inflation = The CPI-U for December preceding the calendar year for which COLA is being calculated.

 Base Year Index = The CPI-U for the December preceding the Amended
Commencement Date.

 0.90 = The portion of the charges that
are inflation sensitive.

 C. COLA Calculation:

  Following is an example for calculating the COLA for years beginning January 1, 1996 for an Agreement having a 1995 Commencement Date using the Actual Inflation,
Base Year Index and COLA Factor specified above:

  As you can see, there will be COLA for calendar years
1996, 1997 and 1998 as the Actual Inflation for their preceding years is greater than the Base Year Index, i.e., Decembers 1995, 1996 and 1997 CPI-Us (154.00,
151.00 and 163.50) are greater than the Base Year Index
(149.70).

  To determine the COLA monies due. in addition to the other charges, for January of 1996 where the monthly prorated portion of the ASC for January is S1,400,000 and there are no extra charges applicable, the calculation will be as follows:

  COLA = ASC x {COLA Factor}
  COLA = $1,400,000 x {((154.00- 149.70)/149.70) x 0.90}
  COLA = $1,400,000 x {((4.30)/149.70) x 0.90}
  COLA = $1,400,000 x {(0.0287) x 0.90}
  COLA = $1,400,000 x {0.0258}
  COLA = $36,120.00

  The COLA for each month of each year in which COLA is due is calculated as above substituting the appropriate monthly monies and COLA Factors based upon the calendar year.

 In the event the Bureau of Labor Statistics stops publishing the CPI-U or substantially changes its content and format. the Parties will substitute another comparable index published at least annually by a mutually agreeable source. If the Bureau of Labor Statistics merely redefines the base year for the CPI-U from 1982-84 to another year, the Parties will continue to use the CPI-U, but will convert the Base Year Index to the new base year by using an appropriate conversion formula.

 ISSC will invoice Comdata for COLA, if any, starting in January 1997 and monthly thereafter as specified in Section
7.2 of the Agreement.

IV. Units of Measure for Resource Categories

 Starting at the Amended Commencement Date and monthly thereafter, ISSC will measure, track and report usage of resources in the categories listed below.

 A. CPU Utilization:

  Resource usage for this category will be the capacity of the existing CPU(s), associated DASD, tape, other peripheral equipment attached to such processing unit(s), network equipment and peripherals as specified in Schedule U.

 Additional capacity, whether needed for:

  1. Increased processing requirements for existing users;

  2. maintaining agreed upon service levels for Comdata
End Users;

  3. processing requirements for new users;

  4. processing requirements for additional applications development and maintenance; or

  5. processing new applications, will be the responsibility of Comdata or, at Comdata's request, will be provided by ISSC as New Services pursuant to Section 6.4 of the Agreement.

 In the event Comdata's utilization of resources provided under this Agreement impact's ISSC's ability to meet a Performance Standard, then the Parties will discuss whether additional resource capacity or other course of action will alleviate the impact upon ISSC's ability to meet the Performance Standard. ISSC will be relieved of such Performance Standard to the extent affected until the earlier of: a) Comdata's resource utilization reverts to Comdata's utilization prior to the impact upon ISSC's ability to meet the Performance Standard; or b) Comdata implements, at its expense, the corrective measures discussed by the Parties, or ISSC implements such corrective measures at Comdata's request and subject to
Section 6.4 of the Agreement.

 If Comdata is either unable or does not wish to implement, or have ISSC implement, the corrective measures discussed by the Parties, and if Comdata's resource utilization does not revert to the utilization prior to the impact upon ISSC's Performance Standard, Comdata and ISSC will create a mutually agreed-upon environment against which a benchmark will be taken, both prior and subsequent to the change in utilization, in order that a) the affected Performance
Standard can be adjusted accordingly; or b) Comdata and ISSC mutually agree on a new Performance Standard.

B. Voice Systems.

 The "Voice Resource Baseline" ("VRB") of the Voice Systems shall be the capacity of such systems as of the Effective
Date. To the extent Comdata requires services, features or functions in excess of those which can be provided by the Voice Systems as configured as of the Effective Date (e.g., additional line cards, memory or larger switches), ISSC will provide such services, features or functions, all of which will be charged to Comdata as New Services or Replacement Service pursuant to Sections 6.4 and 6.5 of the Agreement

C. DSM Environment:

 Resource usage for this category will be the capacity of the DSM Environment specified in Schedule C for the Comdata
Machines specified in Schedule C. Comdata is responsible for additional capacity at existing DSM Network Locations and for any new DSM Network locations.

D. DSM Help Desk:

 The DSM Help Desk for the DSM Environment will be staffed by 2 FTEs on prime shift (Monday to Friday) only The number of calls will be tracked and reported to Comdata monthly, however there is no baseline of calls for this category. At
Comdata s request, additional FTE's will be provided by ISSC as New Services pursuant to Section 6.4 of the Agreement, or as Replacement Services pursuant to Section
6.5 of the Agreement.

E. AD/M Services:

 The Parties have agreed that they will use full time equivalent ("FTE") person-years to measure the quantity of AD/M Services delivered by ISSC to Comdata. An FTE equals
1850 hours (exclusive of holidays, vacation time, sick leave or other personal time off) of AD/M Services per year or 154.1 hours per month.

 The quantity of FTEs included in the Annual Services Charge is specified in the AD/M Services Baseline in the Supplement.

 On a two year cycle, or as mutually agreed upon, the Parties will conduct a strategic planning session during which Comdata's Applications Development and Maintenance direction will be reviewed, prioritized and AD/M Services resources allocated according to the mutually agreed upon AD/M schedule. In addition, the Parties will periodically review the AD/M Resource Category quantity and skills mix and mutually agree upon the required changes if any, to provide support for the upcoming year(s). The results of the strategic planning sessions and other Comdata AD/M forecasts will determine AD/M Services resource deployment and will be the basis for determining additional charges, if any.

 If Comdata requires AD/M Services resources in addition to the planned AD/M Services resources referenced above, ISSC shall provide these AD/M Services resources as New Services pursuant to Section 6.4 in the Agreement. Alternatively, ISSC and Comdata will jointly evaluate the reassignment of existing AD/M Services resources to determine if current
Projects may be re-prioritized to accommodate additional short term AD/M Projects. ISSC will provide and use a formal change control procedure to document and monitor changes to Project estimates and schedules.



Schedule K
Application Installation Standards


Comdata agrees that Software provided to ISSC for execution, operational support and/or AD/M Services will conform to the following standards:

1. DSM Environment
 - Standards and conventions will be developed by ISSC and Comdata within six months of the Effective Date. These standards will include:
  - LAN Configurations
  - Software standards
  - Back out and recovery procedures
  - Application Documentation standards.
  - Operational run procedures

 - All DSM Software developed by ISSC, Comdata or any third party must conform to these standards.

2. Software other than DSM Software

 - Current standards and conventions will be updated by ISSC and Comdata within six months of the Effective Date. These standards will include:
  - File allocation and naming conventions
  - Sysout classes
  - Job execution classes
  - Forms standards
  - Accounting fields
  - Job Name standards
  - User Acceptance Testing, in the appropriate test environment. to ensure accuracy and conformity to specifications
  - Final sign-off for acceptance of the Application
Software
  - Any other standards mutually agreed upon and documented within the existing "Standards Manual".
  - Back out and recovery procedures will be documented

 - On a minimum two year cycle, coincident with the ISP.
these standards and conventions will be reviewed and mutually agreed upon between Comdata and ISSC.



Schedule L
Security Procedures and Responsibilities


ISSC will:

1. install, maintain and upgrade (with financial responsibility as otherwise provided for in this Agreement) new or existing
Systems Software for data access control;

2. implement the functions and features of the access control software which will satisfy Comdata's security standards and practices as defined in the Procedures Manual;

3. identify the protection requirements for operating system resources and implement this protection via the access control software;

4. use the system access granted to ISSC employees only to the extent necessary to perform activities required by this Agreement;

5. restrict access to the Data Center to authorized personnel only;

6. conduct periodic reviews of the Data Center access logs for unusual occurrences and perform follow-up activities;

7. implement controls which protect printed output from unauthorized access while under ISSC's control;

8. provide storage and security for portable storage media including, but not limited to, tapes and disk packs under ISSC's control;

9. keep abreast of the latest concepts and techniques associated with system and data security; and

10. review security policies and procedures for effectiveness and recommend improvements.

Comdata will:

1. provide ISSC with Comdata's most recent data security standards and practices and updates as they occur;

2. identify the protection requirements for application resources and protect them via the access control software;

3. identify the protection requirements for End User data and protect it via the access control software;

4. establish. change, deactivate and remove logon IDs and associated access authorities;

5. reset logon ID passwords and disclose passwords to authorized personnel;

6. periodically review logon IDs and remove those for which management authorization no longer exists;

7. review, approve and grant requests for privileged user authorities;

8. periodically review privileged user authorities and remove those for which management approval no longer exists;

9. implement and maintain security controls for those subsystems which do not use the access control software for their security;

10. keep abreast of the latest concepts and techniques associated with system and data security:

11. review security policies and procedures for effectiveness and recommend improvements; and

12. have financial responsibility for Systems Software for data access control as otherwise provided for in this Agreement.

AS/400 Resources

ISSC will control operation System Software installs, upgrades and maintenance.

ISSC will have on-line security file administration responsibility to grant read, write, create, and scratch access to the ISSC operating system files, libraries, and Application
Software dependent on proper registration.

ISSC will have on-line security file administration responsibility to create End User ID's (i.e. on-line responsibility to update the security file).

ISSC will have on-line security file administration responsibility to grant read, write, create, and scratch access to Comdata business application files and libraries (i.e. on-line responsibility to update the security file).

ISSC will control and be responsible for the AS/400 Security Officer ("QSECOFR") user ID. Use of the user class of *SECOFR and/or the special authority ALLOBJ within other user ID s will be restricted to ISSC. When ISSC is performing security administration functions (user ID processing and password authorization), the *SECADM user class and *SECACDM special authority will be restricted to ISSC user ID's.

Comdata will relinquish the QSECOFR user ID and remove *SECOFR user class and the special authority ALLOBJ from any other user ID's or allow ISSC to remove these authorizations from existing user profiles. When ISSC is performing security administration functions (user ID processing and password authorization), the *SECADM user class and *SECADM special authority will be removed from Comdata user ID's.

Comdata will validate new users, password resets and their associated library access.



Schedule M
DSM Help Desk


ISSC will staff and support a level one help desk in support of the DSM Environment. The DSM Help Desk will be staffed during prime shift only as defined below. Calls placed during off shift will be routed to and logged by the command center. ISSC's responsibilities are described below.

DSM Help Desk

The DSM Help Desk will perform first level problem determination, resolution and/or tracking for Comdata End Users and other support personnel who are using on-line or batch services provided within the DSM Environment. The staff will perform the following functions:

1. Initiate a Problem Management Record ("PMR") to document service outages;

2. provide preliminary problem determination;

3. classify the PMR with a severity level classification, as defined in the Procedures Manual;

4. perform dispatch of vendor or ISSC resources, as appropriate. All problems are dispatched during the Prime
Shift hours (described below). Only severity 1 and severity
2 problems are dispatched during Off Shift hours (described below).

5. update Comdata with complete and accurate systems status;

6. recycle, start and stop devices.

7. report on the status of batch jobs upon request;

8. manage and monitor daily data transmissions;

9. notify designated Comdata personnel of systems or equipment failures, or of an emergency, according to the Procedures
Manual:

10. maintain and distribute an updated help desk telephone number listing as required;

11. dispatch local and long distance carriers for line problems;
and

12. provide a monthly report to Comdata assessing ISSC's help desk performance.

Hours of Operation

The DSM Help Desk hours will be

Prime Shift Monday - Friday 0800 - 1700 Central Time, excluding holidays Off Shift and all hours not covered in Prime Shift.

Comdata Responsibilities

Comdata will be responsible for the following:

1. Applications training:

2. Designating Comdata personnel to answer questions and resolve problems not within the scope of the Help Desk (e.g.
calls from point of sale locations and other Comdata customers), and otherwise assist Help Desk personnel.

3. maintaining an updated Comdata contact listing for use by help desk personnel;

4. providing support for all End User Equipment;

5. providing support, training, problem determination, and problem resolution for applications resident on End User
Equipment which have not been developed by ISSC.

6. Software and configuration management for End User Equipment and End User applications.

7. assisting in the resolution of recurring problems which are the result of End User errors; and

8. performing password administration for End Users, including password resets.

9. reporting problems to the DSM Help Desk.

Baseline

This agreement provides two (2) full-time equivalents to provide
DSM Help Desk support on a level-of-effort basis. If additional resources are needed, they will be supplied as New Services or Replacement Services pursuant to Section 6.4 and 6.5, respectively, of the Agreement.



Schedule N
Projects


Introduction

ISSC is assuming responsibility for the application development and related projects set forth in this Schedule (the "Projects") as part of the Annual Services Charge and within the quantity of FTE's specified in the AD/M Services Baseline in the Supplement. It is acknowledged by Comdata that information with respect to the requirements and specifications for each of the Projects is in summary form and will be subject to the joint verification period as described in Section 3.7 of the Agreement

ISSC Responsibilities

1. MVS mainframe installation, configuration and support of the following:

 - TCP/I P communication software.

 - DB2 relational database software.

 Any products chosen to replace the products specified above will be treated as Replacement Services as defined in
Section 6.5.

2. Project Management responsibility for the following areas:

 - One Project Manager assigned for projects such as BSI, UNISYS and TATA development.

 - One Project Manager assigned for Trendar development, until December, 1995.

3. Development of a transition plan for Year 2000 processing.

4. Scheduled use of TeamFocus environment utilizing on-site resources.

ISSC/Comdata Responsibilities

1. JAD (Joint Application Design) support for the E-NADS
(Electronic New Account Data Sheet) project will be provided by appropriate ISSC and Comdata personnel.

2. ISSC will perform a replacement study for the Autodial and RapFax platforms with support and assistance from Comdata's
Product Center.

3. ISSC will perform a security review, including MVS mainframe and Sun system access, within 60 days of the Effective Date.
Comdata participation will be required.

4. Information Strategic Plan (ISP)

 - Within 60 Days of the Effective Date. an ISP will be scheduled using Solution/2000 methodology within the TeamFocus environment. Comdata Executive, Product Center and other Comdata Associates participation will be required. The ISP will be complete within four months of initiation.

 - Each 2 years, the ISP will be revalidated using existing on-site resources from both ISSC and Comdata.

5. Application Projects

 - PIDRAS (Permit Image Disaster Recovery)

 - Master Software

 - Enhanced CDI (Carrier Dial-In)

 - A pilot D82 project will be jointly identified and defined. Development will be performed by ISSC, with testing and participation from Comdata personnel.



Schedule O
Affected Employees


Ira Childress

Larry Long

Percy Owens



Schedule P
Maintenance Services


Comdata and ISSC agree that the following terms and conditions will apply to maintenance service provided by ISSC for Machines and Software under this Agreement.

1. Machines Required to be Maintained By ISSC at No Additional
Charge

For the purposes of this Section 1, Required Maintenance
Machine(s) means ISSC-owned machines for which ISSC is obligated to provide maintenance services under Section 4.10(d) of the Agreement.

At no additional charge to Comdata, ISSC shall perform all maintenance services necessary to keep the Required Maintenance Machines in good operating condition and operating in accordance with applicable manufacturers' warranties and performance standards. The required maintenance services shall include but not be limited to preventive maintenance, regularly scheduled maintenance and service, and prompt repair or replacement of Required Maintenance Machines not performing in accordance with the applicable manufacturers' warranties and performance standards.

2. Maintenance by ISSC of Software

Pursuant to Sections 4.9 and 4.10 of the Agreement, ISSC shall perform all maintenance services necessary to keep the ISSC licensed Software performing in accordance with applicable manufacturers' warranties and performance standards. This shall include but not be limited to regular updating, installation of new versions and new releases in accordance with this Agreement, error correction services and emergency responses.

Subject to Section 5.2 of the Agreement, ISSC, at Comdata's request. will also perform the above maintenance services for Comdata licensed software. This activity will either be chargable against the Enhancement Baseline specified in the Supplement or provided as a New Service.

3. Comdata's Responsibilities

Comdata agrees to provide a suitable environment for Machines located at End User Locations, as specified by the Machines' manufacturers, if any are included within the Services. Comdata will provide ISSC reasonable access to Machines so that ISSC may provide on-site services. Comdata agrees to inform ISSC of changes in a Machine's location if Comdata performs a move, add or change with respect to a Machine.

Comdata shall perform all maintenance services neccessary to keep Comdata Machines and the DSM Machines in good operating condition and operating in accordance with applicable manufacturers' warranties and performance standards. The required maintenance services shall include but not be limited to preventive maintenance, regularly scheduled maintenance and service. and prompt repair or replacement of Comdata Machines not performing in accordance with the applicable manufactures' warranties and performance standards. In the event Comdata does not perform such maintenance services, Comdata will relieve ISSC of the responsibility for that portion of the Services affected by the lack of performance and shall reimburse ISSC for all additional expenses. if any, incurred during such period of non-performance. Subject to Section 5.6 of the Agreement, ISSC, at Comdata s request, will also perform the above maintenance services for Comdata Machines or the DSM Machines. This activity will either be chargable against the Enhancement Baseline specified in the Supplement or provided as a New Service.



Schedule Q
Claims







NONE




Schedule R
End User Machines Subject to ISSC Maintenance


Vendor        Description S/N # Location

Dell 453SE System Unit 2CY13 Carrollton
Dell 45CSE System Unit 2CXNR Carrollton
Dell 486/D50 SYSTEM UNIT 2CZCY Carrollton
Dell 486/D50 SYSTEM UNIT 2CZCW Carrollton
Dell 486/D50 SYSTEM UNIT 2CZB9 Carrollton
Dell 486/D50 SYSTEM UNIT 2CZBL Carrollton
Dell 486/D50 SYSTEM UNIT 2CZCO Carrollton
Dell 486/D50 SYSTEM UNIT 2CZDO Carrollton
Dell 486/D50 SYSTEM UNIT 2CZDK Carrollton
Dell 486/D50 SYSTEM UNIT 2CZ9N Carrollton
Dell 486/D50 SYSTEM UNIT 2CZ93 Carrollton
Dell 486/D50 SYSTEM UNIT 2CZ9X Carrollton
Dell 486/D50 SYSTEM UNIT 2CZ98 Carrollton
Dell 486/D50 SYSTEM UNiT 2CZ8M Carrollton
Dell 486/D50 SYSTEM UNIT 2CZDG Carrollton
Dell 486/D50 SYSTEM UNIT 2CZD7 Carrollton
Dell 486/D50 SYSTEM UNIT 2CZCT Carrollton
Dell 486/D50 SYSTEM UNIT 2CZCX Carrollton
Dell 486/D50 SYSTEM UNIT 2CZDB Carrollton
Dell 486/D50 SYSTEM UNIT 2CZDC Carrollton
Dell 486/D50 SYSTEM UNIT 2CZDJ Carrollton
Dell 486/D50 SYSTEM UNIT 2CZ91 Carrollton
Dell 486/D50 SYSTEM UNIT 2GR55 Carrollton
Dell 486/D50 SYSTEM UNIT 2GR56 Carrollton
Dell 486/D50 SYSTEM UNIT 2GR57 Carrollton
Dell 486/D50 SYSTEM UNIT 2GR58 Carrollton
Dell 486/D50 SYSTEM UNIT 2GR59 Carrollton
Dell 486/D50 SYSTEM UNIT 2GR5C Carrollton
Dell 486/D50 SYSTEM UNIT 2GR5D Carrollton
Dell 486/D50 SYSTEM UNIT 2GR5H Carrollton
Dell 486/D50 SYSTEM UNIT 2GR5V Carrollton
Dell 486/D50 SYSTEM UNIT 2GR5X Carrollton
Dell 486/D50 SYSTEM UNIT 2GR5Z Carrollton
Dell 486/D50 SYSTEM UNIT 2GR61 Carrollton
Dell 486/D50 SYSTEM UNIT 2GR63 Carrollton
Dell 486/D50 SYSTEM UNIT 2GR64 Carrollton
Dell 486/D50 SYSTEM UNIT 2GR67 Carrollton
NEC Monochrome VGA Monitor 2 N/A Carrollton
NEC MultiSync3FGX 14" Monitor N/A Carrollton
NEC MultiSync3FGX 14" Monitor N/A Carrollton
NEC MultiSync3FGX 14" Monitor N/A Carrollton
NEC MultiSync3FGX 14" Monitor N/A Carrollton
NEC MultiSync3FGX 14" Monitor N/A Carrollton
NEC MultiSync3FGX 14" Monitor N/A Carrollton
Kofax Compression Board, 2.5 MB N/A Carrollton
Kofax Compression Board, 1.5 MB N/A Carrollton
Kofax Printer Option Board with Cable N/A Carrollton Cornerstone Paper White Monitor DP120 19" 147B6-D Carrollton Cornerstone Paper White Monitor DP120 19" 20300-D Carrollton Cornerstone Paper White Monitor DP120 19" 19377-D Carrollton Cornerstone Paper White Monitor DP120 19" 20302-D Carrollton Cornerstone Paper White Monitor DP120 19" 15101-D Carrollton Cornerstone Paper White Monitor DP120 19" 19373-D Carrollton Cornerstone Paper White Monitor DP120 19" 14719 Carrollton Cornerstone Paper White Monitor DP120 19" 20299-D Carrollton Cornerstone Paper White Monitor DP120 19" 19372-D Carrollton Cornerstone Paper White Monitor DP120 19" 14717 Carrollton Cornerstone Paper White Monitor DP120 19" 16283-D Carrollton Cornerstone Paper White Monitor DP120 19" 16241-D Carrollton Cornerstone Paper White Monitor DP120 19" 14701 Carrollton Cornerstone Paper White Monitor DP120 19" 1701-D Carrollton Cornerstone Pdper White Monitor DP120 19" 1582-D Carrollton Cornerstone Paper White Monitor DP120 19" 1579-D Carrollton Cornerstone Paper White Monitor DP120 19" 1696-D Carrollton Cornerstone Paper White Monitor DP120 19" 1700-D Carrollton HP Optical Disc Drive PC1-MFMH 3264AC1936 Carrollton
HP Optical Jukebox C1710M 3268A0015G Carrollton
HP Laser Jet III Printer N/A Carrollton
Fijitsu Scanner M3093E 1137 Carrollton



Schedule S
Bill-of-Sale


Comdata Network, Inc., a corporation having a place of business at 5301 Maryland Way, Brentwood, Tennessee ("Seller"), for consideration of _______________ ($______) the receipt of which is hereby acknowledged, paid by INTEGRATED SYSTEMS SOLUTIONS CORPORATION, a wholly owned IBM subsidiary, having its headquarters at 44 South Broadway, White Plains, New York 10601 ("Purchaser"), by this Bill-of-Sale does sell, transfer, grant and convey to Purchaser, its successors and assigns, all of Seller's right, title and interest in and to the equipment, goods and other assets (all of the foregoing being hereinafter collectively referred to as the "Property"), made and effective as of ______________ ___, 199__. Seller warrants that it has clear title to the Property free of any liens and encumbrances.

IN WITNESS WHEREOF, Seller has duly executed this Bill of Sale as of the ___ day of _________, 199__.


Comdata Network, Inc.



By _____________________________
       Authorized Signature



________________________________
Name (Type or Print)        Date



Schedule T-1
DSM Machines


Description Vendor

SPARCserver 20 (cdev-ii) SUN
12.0GB SCSI Disk Storage SUN
12.0GB SCSl Disk Storage SUN
3.6GB Disk Drive (109 drives) Andataco
Stacking Tape Drives (4 units) Exabyte
SPARC 10 SUN
SPARC 10 SUN
MADO/MAX Tape Drive MADD
SPARC 1000 (cdm02) SUN
SPARC 1000 (ECHO) SUN
SPARC 1000 (cdm03) SUN
SPARC 1000 (cdm02) SUN
SPARCstation 5 (SNIAGW1) SUN
SPARCstation 5 (SNIAGW2) SUN
SPARCstation 5 (SNIAGW3) SUN
SPARCclassic (NIS Server) SUN
SPARCclassic (3480serv) SUN
Model 200T Optical Disk Library Hewlett Packard
Model 200T Optical Disk Library Hewlett Packard



Schedule T-2
DSM Systems Software


               Description Vendor

SYBASE Database release 4.9 runtime license SYEASE
SYBASE SYSTEM10 runtime license SYBASE
SY8ASE SYSTEM10 development license SYBASE
ISOFAX Modem software Bristol Group
SUN OS release 4.1.3 Operating System SUN
SOLARIS Operating System SUN
SNA Gateway Open Connec
5250 Gateway Open Connec
AUTOPLAN



Schedule T-3
DSM Applications Software


            Description     Vendor

Comdata, Brentwood, TN

THS Transaction History Broadway Seymour
IMS Check Imaging System Broadway Seymour
Workflow Bank Recon, Credit, Collections Broadway Seymour
COLD Report Retrieval Broadway Seymour
MOTRS/TMM Unisys
3270 Emulation Broadway Seymour
AMASSins Imaging Retrieval (2 Versions) Broadway Seymour

Permit Image and Fax Management End User Application

Microsoft Windows #3.1 Carrollton, TX
Microsoft DOS 5.0 Carrollton, TX
Novell Netware (50 user lic Carrollton, TX
Optika Image Filer Carrollton, TX
Optika ImageFinder Carrollton, TX
Optika JukeBox Server Carrollton, TX
Optika PrintServer Carrollton, TX
Optika FaxServer Carrollton, TX
Borland C++/Application Fr Carrollton, TX
Symantec Object Graphics Libr Carrollton, TX
Microsoft Windows 3.1 Softwa Carrollton, TX
XID Xtend License Carrollton, TX
XID Xpedite License Carrollton, TX
XID Image Interface Libr Carrollton, TX
Master Software Multi-mode Carrollton, TX



Schedule U
ISSC Machines
Subject to Baseline


SYSTEM       DESCRIPTION MAKE TYPE MODEL SERIAL #

AS/400 Card Expansion Unit IBM 4577  18679
AS/400 Card Expansion Unit IBM 5030  35094
AS/400 Disk Drive Rack IBM 9309 OO2 23628
AS/400 Disk Drive Rack IBM 9309 OO2 23467
AS/400 AS400 RACK IBM 9309 OO2 3730
AS/400 Disk Drive Rack IBM 9309 OO2
AS/400 Diskette Drive IBM 9331 OO1 160c4
AS/400 Disk Drive IBM 9335 A01 160c4
AS/400 Disk Drive IBM 9335 B01 160c4
AS/400 Disk Drive IBM 9335 B01 160c4
AS/400 Disk Drive IBM 9335 B01 160c4
AS/400 Disk Drives IBM 9335 A01 160c4
AS/400 Disk Drive IBM 9335 B01 160c4
AS/400 Disk Drives IBM 9335 A01 160c4
AS/400 Disk Drive IBM 9335 B01 160c4
AS/400 AS/400 Disk Drive IBM 9336 20 4271135
AS/400 AS/400 Disk Drive IBM 9336 20 160c4
AS/400 Processor IBM 9406 B60 160c4
MVS Power Unit IBM 3089 003 47752
MVS Power Unit IBM 3089 003 47752
MVS Power Unit IBM 3089 40J 47752
MVS Processor IBM 3090 003 47752
MVS Processor Unit IBM 3092 003 47752
MVS Power Controller IBM 3097 003 47752
MVS Power Controller IBM 3097 003 47752
MVS Controller IBM 3174 11L AW604
MVS Controller IBM 3174 11R AA4660
MVS Controller IBM 3174 11R N7807
MVS Controller IBM 3174 11L N3521
MVS Controller IBM 3174 11L N0153
MVS Controller IBM 3174 11L AW594
MVS DASD IBM 3380 AK4 AE682
MVS DASD IBM 3380 BK4 TU395
MVS DASD IBM 3380 BK4 TU432
MVS DASD IBM 3380 BK4 TU416
MVS DASD IBM 3380 BK4 TU368
MVS DASD IBM 3380 AK4 AE799
MVS DASD IBM 3380 BK4 TU430
MVS DASD IBM 3380 BK4 TU415
MVS DASD IBM 3390 A38 A4946
MVS DASD IBM 3390 B3C B4028
MVS Disk Drives IBM 3390 B3C B6383
MVS Disk Drives IBM 3390 A38 A4007
MVS 3390 IBM 3390 B3C B2161
MVS 3390 IBM 3390 A38 A1078
MVS 3390 IBM 3390 B3C B2260
MVS DASD IBM 3390 B3C B4105

MVS Disk Drives IBM 3390 B3C B6376
MVS Tape Drive IBM 3420 008 51671
MVS Tape Drive IBM 3420 008 M7343
MVS Tape Unit IBM 3420 008 M7378
MVS Tape Drive IBM 3422 A01 A6620
MVS Tape Drive IBM 3480 A22 23706
MVS Cartridge Tape Drive IBM 3480 B22 65439
MVS Tape Drive IBM 3480 B22 73272
MVS Tape Drive IBM 3480 B22 70773
MVS Tape Drive IBM 3480 BS2 50588
MVS Tape Drive IBM 3480 B22 50586
MVS Tape Control Unit IBM 3480 A22 19067
MVS Cartridge Tape Drive IBM 3480 B22 62805
MVS Tape Drive (Cart) IBM 3480 B22 64494
MVS Tape Drive (Cart) IBM 3480 B22 64221
MVS Cartridge Tape Unit IBM 3480 B22 69616
MVS Cartridge Tape Unit IBM 3480 BS2 B0125
MVS Cartridge Tape Unit IBM 3480 B22 69620
MVS Cartridge Tape Unit IBM 3480 B22 64384
MVS Cartridge Tape Unit IBM 3480 B22 66941
MVS Cartridge Tape Unit IBM 3480 B22 53497
MVS Cartridge Tape Unit IBM 3480 B22 66786
MVS Cartridge Tape Unit IBM 3480 A22 16595
MVS Cartridge Tape Unit IBM 3480 822 65184
MVS Cartridge Tape Unit IBM 3480 A22 21645
MVS Diskette Reader 1/0 Unit IBM 3540 001 21050
MVS Communication Controller IBM 3725 001 697
MVS Front End Processor IBM 3725 001 8443
MVS Controller IBM 3725 001 7393
MVS Controller IBM 3725 001 7925
MVS Front End Processor IBM 3725 001 10389
MVS Front End Processor IBM 3725 001 5584
MVS Front End Processor IBM 3725 001 B51
MVS Front End Processor IBM 3725 001 5433
MVS Communication Controller IBM 3725 001 1636
MVS Front End Processor IBM 3725 001 1812
MVS Comm. Controller IBM 3726 001 580
MVS Comm. Controller IBM 3726 001 198
MVS Terminal IBM 3727  94432
MVS Terminal IBM 3727 700 85334
MVS Terminal IBM 3727 700 8C078
MVS Terminal IBM 3727 700 SC168
MVS Communication Switch IBM 3728 001 7773
MVS Communication Switch IBM 3728 001 7775
MVS Communication Switch IBM 3728 001 7774
MVS Communication Switch IBM 3728 001 7772
MVS Communication Switch IBM 3728 001 7776
MVS Communications Switch IBM 3728 001 7114
MVS Communications Switch IBM 3728 001 7116

MVS Communication Switch IBM 3728 001 7777
MVS Communications Switch IBM 3728 001 7172
MVS Communications Switch IBM 3728 001 7115
MVS Communication Switch IBM 3728 001 7063
MVS Communication Switch IBM 3728 001 7064
MVS Tape Control Unit IBM 3&03 002 21493
MVS Autodial/Modem IBM 3864  48202
MVS Autodial/Modem IBM 3864  65581
MVS Disk Controller IBM 3880 J23 97570
MVS Disk Controller IBM 3880 J23 97682
MVS Disk Controller IBM 3990 J03 32355
MVS Disk Controller IBM 3990 G03 32644
MVS Disk Controller IBM 3990 G03 40269
MVS Printer IBM 6262 T14 12562
MVS Printer IBM 6262 T14 12563
TANDEM Optical Drive HP  C1716C Corsair 5.25 3264ACL1936
TANDEM Scanner Fujitsu  M3096E 1137
TANDEM Optical Library HP  C1710C-100 3268A0015G
TANDEM CD-ROM Tandem   1X60002793
TANDEM CD-ROM Tandem   1X600CS4361
TANDEM Rack #1 Tandem
TANDEM Rack #2 Tandem
TANDEM Rack #3 Tandem
TANDEM Rack #4 Tandem
TANDEM Terminal Tandem  6526 ML64
TANDEM Personal Computers Tandem  6AX40 A-1292
TANDEM Terminal Tandem  6530 10863
TANDEM Terminal Tandem  6530 13205
TANDEM Printer Data Products LM615 2904A07061
TANDEM Terminal Tandem  6526 AH3774
TANDEM Terminal Tandem  TS-530 2101155
TANDEM Terminal Tandem  TS-530 2277894
TANDEM Terminal Tandem  6530 NONE
TANDEM Control Unit IBM  3274 K7014
TANDEM Optical Jukebox Model 40T HP  C1700T 3332A00396
TANDEM 12 Port Ethemet Hub RACAL  INX5000
TANDEM 24 Port Ethemet Hub RACAL  INX5000
TANDEM Scanner Fujitsu  M3093E 2288
TANDEM CLX Cabinet 2 Tandem
TANDEM K1000 CPU w/32MB Tandem  K1000 HOZZT8
TANDEM K1000 32MB Memory Board Tandem  K1000 H11W93
TANDEM K1000 32MB Memory Board Tandem  K1000 H11W9H
TANDEM K1000 CPU w/32MB Tandem  K1000 H123LX
TANDEM 3606 Controller Tandem  3606 4324
TANDEM 3606 Controller Tandem  3606 968
TANDEM Disk Drive Tandem  4220 WE124949
TANDEM 3606 Controller Tandem  3606 4586
TANDEM 3606 Controller Tandem  3606 4587
TANDEM 3606 Controller Tandem  3606 4598

TANDEM 3606 Controller Tandem  3606 5960
TANDEM Disk Drives Tandem  4220
TANDEM Disk Drive Tandem  4220 S03E7E
TANDEM 3606 Controller Tandem  3606 VOOTO9
TANDEM Ethemet Controller with Transceiver Tandem T/3613-1 HORVMO TANDEM Disk Drive Tandem 4250 4424104
TANDEM Disk Drive Tandem  4250 4424623
TANDEM Disk Drive Tandem  4250 SR285436
TANDEM Disk Drive Tandem  4250 SR285439
TANDEM Disk Controller Tandem  3126 V031NO
TANDEM CLX Cabinet 1A Tandem
TANDEM MFC Controller Tandem  3681 13709
TANDEM Disk Controller Tandem  3126 V03RDE
TANDEM 3~2 Controller Tandem  3602 HOS7KE
TANDEM 3605 controller Tandem  36Q5 5412
TANDEM MFC Controller Tandem  3681 13702
TANDEM 3606 Controller Tandem  3606 18666
TANDEM MFC Controller Tandem  3681 13633
TANDEM MFC Controller Tandem  3681 13624
TANDEM MFC Controller Tandem  3681 21334
TANDEM 3606 Controller Tandem  3606 4589
TANDEM 3&06 Controller Tandem  3606 444
TANDEM 5606 Controller Tandem  3606 3861
TANDEM 3606 Controller Tandem  3606 4541
TANDEM 3606 Controller Tandem  3606 4545
TANDEM 3606 Controller Tandem  3606 4595
TANDEM 396 Controller Tandem  3606 4591
TANDEM K1000 CPU w/32MB Tandem  K1000 H12ZY5
TANDEM 3606 Controller Tandem  3606 4601
TANDEM MFC Controller Tandem  3&81 13578
TANDEM MFC Controller Tandem  3681 13628
TANDEM Disk Drive Tandem  4240 B031329
TANDEM K1000 32MB Memory Board Tandem  K1000 H11W9B
TANDEM Disk Drive Tandem  4230 S08KEV
TANDEM Disk Controller Tandem  3128 V03SRC
TANDEM Disk Drives Tandem  4240 626166
TANDEM Disk Drive Tandem  4240 B035193
TANDEM CLX Cabinet 2A Tandem
TANDEM Disk Controller Tandem  3128 V03RDL
TANDEM 3605 Controller Tandem  3605 9095
TANDEM Tape Controller Tandem  3214 HOM5L4
TANDEM K1000 32MB Memory Board Tandem  K1000 HOXEOE
TANDEM MFC Controller Tandem  3681 13707
TANDEM MFC Controller Tandem  3681 13712
TANDEM Disk Drive Tandem  424() BO3708A
TANDEM K1000 CPU w/32MB Tandem  K1000 H08L8X
TANDEM MFC Controller Tandem  3681 21342
TANDEM 3606 Controller Tandem  3606 7828
TANDEM Disk Controller Tandem  3128 HOXWK7

TANDEM Cartridge Tape Drive Novadyne  5180NLC C800013141
TANDEM Controller IBM  3274 D0416
TANDEM Tape Drive Cabinet Novadyne
TANDEM Cartridge Tape Drive Novadyne  5180NLC C900052128
TANDEM Tape Drive Super Array   14102
TANDEM 24 Post Ethemet Hub RACAL  INX5000
TANDEM High Speed Laser Printer XEROX  4850 200020
TANDEM High Speed Laser Printer XEROX  44350 200021
TANDEM 12 Port Ethemet Hub RACAL  INX5000
TANDEM 16 Port Terminal Server RACAL  INX5000
TANDEM 12 Port Ethemet Hub RACAL  INX5000
TANDEM 3606 Controller Tandem  3606 6858
TANDEM K1000 CPU w/32MB Tandem  K1000 H1231J
TANDEM MFC Controller Tandem  3681 HOS03A
TANDEM Disk Drive Tandem  4230 S08KEN
TANDEM Disk Drive Tandem  4230 S08KEW
TANDEM K1000 32MB Memory Board Tandem  K1000 HOXEOH
TANDEM K1000 CPU w/32MB Tandem  K1000 H128KD
TANDEM K1000 32MB Memory Board Tandem  K1000 H1251S
TANDEM 3606 Controller Tandem  3606 4600
TANDEM CLX Cabinet 1 Tandem
TANDEM 3601 Controller Tandem  3601 H04VBR
TANDEM 3606 Controller Tandem  3606 4550
TANDEM 3606 Controller Tandem  3606 5320
TANDEM MFC Controller Tandem  3681 HORZYL
TANDEM 3606 Controller Tandem  3606 4596
TANDEM INX 5000 3Slot Chassis RACAL  INX5000 10083205
TANDEM 12 Port Ethemet Hub RACAL  INX5000
TANDEM 16 Port Terminal Server RACAL  INX5000
TANDEM 396 Controller Tandem  3606 4218
TANDEM 3601 Controller Tandem  3601 HORVBZ
TANDEM CLX Cabinet 3A Tandem
TANDEM CLX Cabinet 3 Tandem
TANDEM Disk Controller Tandem  3128 V00U4D
TANDEM Tape Controller Tandem  3214 V0194W
TANDEM Ethemet Controller Tandem  3215 H156WJ
TANDEM CUM Tape Cabinet Tandem
TANDEM CLX Cabinet 1 Tandem
TANDEM Tape Drive Tandem  5107 3008A02025
TANDEM Disk Drive - 2000 MB Tandem  45t0 COKYUL
TANDEM Disk Drive - 1038 MB Tandem  45t}0 C06VSH
TANDEM Disk Drive - 1038 MB Tandem  4500 C06VSV
TANDEM 3601 Controller Tandem  3601 H0PMBU
TANDEM Disk Drive - 1038 MB Tandem  4500 C06VSD
TANDEM 3606 Controller Tandem  3606 1424
TANDEM Disk Drive - 1038 MB Tandem  4500 C06042
TANDEM 3606 Controller Tandem  3606 4702
TANDEM Disk Drive - 1038 MB Tandem  4500 C06VSB
TANDEM Disk Drive - 1038 MB Tandem  4500 C06VTC

TANDEM Disk Drive - 2000 MB Tandem  4510 COLPMU
TANDEM Disk Drive- 1038 MB Tandem  4500 C06860
TANDEM Disk Drive- 1038 MB Tandem  4500 C06VS9
TANDEM Disk Drive- 1038 MB Tandem  4500 C06VSL
TANDEM Disk Drive - 2000 MB Tandem  4510 COLPM1
TANDEM Disk Drive - 2000 MB Tandem  4510 COLPMV
TANDEM Disk Drive - 2000 MB Tandem  4510 COKYUP
TANDEM Disk Drive - 1038 MB Tandem  4500 C06VSK
TANDEM Disk Drive - 2000 MB Tandem  4510 COUPM5
TANDEM Disk Drive - 2000 MB Tandem  4510 COLPKL
TANDEM Disk Drive - 2000 MB Tandem  4510 COLPM3
TANDEM Disk Drive- 1038 MB Tandem  4500 C06VSA
TANDEM Ethemet Controller Tandem  3612 HOS4NN
TANDEM Disk Drive Tandem  4230 S08KEZ
TANDEM K1000 32MB Memory Board Tandem  K1000 H125K2
TANDEM K1000 CPU w/32MB Tandem  K1000 H13JAN
TANDEM Disk Drive Tandem  4250 SR708515
TANDEM K1000 CPU w/32 MB Tandem   H12ZTT
TANDEM K1000 32MB Memory Board Tandem  K1000 HOW888
TANDEM Disk Drive Tandem  4240 TJ29334
TANDEM K1000 CPU w/32MB Tandem   H12ZUJ
TANDEM Disk Controller Tandem  3681 V03S6K
TANDEM Disk Controller Tandem  3681 V03S4H
TANDEM Disk Drive Tandem  4240 TJ47110
TANDEM Disk Mosaic W/Pedistal - 18 Drive Tandem  4500
TANDEM CLX Tape Cabinet Tandem
TANDEM MFC Controller Tandem  3681 9122
TANDEM Tape Drive Tandem  5107 3008A02163
TANDEM Tape Controller Tandem  3681 8691
TANDEM Tape Drive Tandem  5107 3008A01756
TANDEM K1000 CPU w/32MB Tandem  K1000 H14N1M
TANDEM CLX Cabinet 4 Tandem






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